As filed with the Securities and Exchange Commission on October 24, 1997


                                                        REGISTRATION NO. 2-91369
                                                       REGISTRATION NO. 811-4041

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 21

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22


                           GE INVESTMENTS FUNDS, INC.
                 (formerly, Life of Virginia Series Fund, Inc.)
                               3003 Summer Street
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                          Registrant's Telephone Number
                                 (203) 326-4040

                               Matthew J. Simpson
                                    Secretary
                           GE Investments Funds, Inc.
                               3003 Summer Street
                           Stamford, Connecticut 06905
                     (Name and Address of Agent for Service)


                                    Copy to:
                                 Stephen E. Roth
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404


                         ------------------------------

               It is proposed that this filing will become effective:


               _X_ immediately upon filing pursuant to paragraph (b)

               ___ on __________________ pursuant to paragraph (b)


               ___ 60 days after filing pursuant to paragraph (a)

               ___ on __________________ pursuant to paragraph (a) of Rule 485

               ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

               ___ on ________ pursuant to paragraph (a)(2) of Rule 485

                        ---------------------------------

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the period ended December 31, 1996 on February 28, 1997.

                              CROSS REFERENCE SHEET



Item No. of
Form N-1A                  Caption
----------                  -------

Part A                     Prospectus
------                     ----------

1..................        Cover Page

2..................        Not Applicable

3..................        Financial Highlights

4..................        GE Investments Funds, Inc.; Investment Objectives and Policies; Investment Practices

5..................        Management of the Company

5A.................        Not Applicable

6..................        GE Investments Funds, Inc., Dividends, Distributions and Taxes; Additional Information

7..................        Purchase and Redemption of Fund Shares

8..................        Purchase and Redemption of Fund Shares

9..................        Additional Information

Part B                     Statement of Additional Information
------                     -----------------------------------

10.................        Cover Page

11.................        Table of Contents

12.................        General Information

13.................        General Information; Investment Practices and Restrictions; Appendix A; Appendix B

14.................        Management of the Company

15.................        General Information; Management of the Fund Additional Information

16.................        Management of the Fund; Additional Information

17.................        Portfolio Transactions and Brokerage

18.................        Dividends and Distributions; Additional Information

19.................        Determination of Net Asset Value; Purchase and Redemption of Fund Shares

20.................        Dividends, Distributions and Taxes (prospectus)

21.................        Purchase and Redemption of Fund Shares (prospectus)


22.................        Performance Information


23.................        Financial Statements

                           GE INVESTMENTS FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 24, 1997
                                       TO
                        PROSPECTUS DATED OCTOBER 24, 1997


The Following Contains Important Information that Qualifies Disclosure in this Prospectus About the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund.

This prospectus describes eleven Funds. Three of these Funds, the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, are new and have not yet begun operations. Information about these new Funds is disclosed in a number of places in the prospectus, particularly pages 2, 20,21 and 22. The following information qualifies all such disclosure about these Funds.

As of the date of this supplement, these three Funds were not yet available to investors as investment options under variable annuity contracts issued by The Life Insurance Company of Virginia, Great Northern Insured Annuity Corporation or under variable life insurance contracts issued by The Life Insurance Company of Virginia (together, "variable contracts"). The Company anticipates that these three Funds will become available to owners of certain contracts towards the end of November or in early December. These Funds will begin operations at the time that they first become available to contract owners as investment options under variable contracts. The Company has no reason to believe that any of the disclosure about these Funds contained in the prospectus will change or become untrue or inaccurate before that time.

Current or prospective owners of variable contracts may obtain further information about the availability of these new Funds by contacting their variable contract sales representative or calling the telephone number shown on the cover of the prospectus.

                                     PART A


                                   PROSPECTUS

                                                      GE Investments Funds, Inc.
--------------------------------------------------------------------------------

GE
Investments
Funds, Inc.

S&P 500 Index Fund

Government Securities Fund

Money Market Fund

Total Return Fund

International Equity Fund

Real Estate Securities Fund

Global Income Fund

Value Equity Fund

Income Fund

U.S. Equity Fund

Premier Growth Equity Fund

Prospectus
October 24, 1997

This prospectus must be read along with
the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

Prospectus begins on page 1

                           GE INVESTMENTS FUNDS, INC.

                               3003 Summer Street
                           Stamford, Connecticut 06905
                                 (800) 493-3042

GE Investments Funds, Inc. is an open-end, management investment company consisting of eleven separate investment portfolios or funds (the "Funds"), each of which has different investment objectives. These are summarized on the next page.


Shares of the Funds are only available through the purchase of certain variable annuity and variable life insurance contracts issued by The Life Insurance Company of Virginia, Great Northern Insured Annuity Corporation and other life insurance companies.


This Prospectus concisely sets forth information about the Funds that a prospective investor ought to know before investing. Please read the Prospectus thoroughly and retain it for future reference. A Statement of Additional Information, dated October 24, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission. The Statement may be obtained without charge by sending a written request to GE Investments Funds, Inc. at the above address or calling the telephone number shown above. The Statement of Additional Information is incorporated into this Prospectus by reference.


Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in any of the Funds involves investment risk including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                October 24, 1997

S&P 500 Index Fund has the investment objective of providing long-term growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index through investment in common stocks comprising that Index.

Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in various types of good quality money market securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and no one can assure that the Fund will maintain a stable net asset value of $1 per share.

Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It seeks to achieve its objective by investing in common stocks, bonds and money market instruments.

International Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in foreign equity and equity-related securities.

Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The Fund does not invest directly in real estate.

Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in foreign and domestic income-bearing debt securities and other foreign and domestic income-bearing instruments.

Value Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market at the time of purchase and offer above-average potential for capital growth.

Income Fund has the investment objective of providing maximum income consistent with prudent investment managment and preservation of capital. The Fund seeks to achieve this objective by investing primarily in income-bearing debt securities and other income-bearing instruments.

U.S. Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies.

Premier Growth Equity Fund has the investment objective of providing long-term growth of capital as well as future (rather than current) income. The Fund seeks to achieve its objective by investing primarily in growth-oriented equity securities.

                                TABLE OF CONTENTS


                                                                                                              Page
                                                                                                               ----
GE Investments Funds, Inc.                                                                                       4

Financial Highlights                                                                                             5

Investment Objectives and Policies                                                                              12

      S&P 500 Index Fund                                                                                        12
      Government Securities Fund                                                                                14
      Money Market Fund                                                                                         14
      Total Return Fund                                                                                         15
      International Equity Fund                                                                                 16
      Real Estate Securities Fund                                                                               17
      Global Income Fund                                                                                        18
      Value Equity Fund                                                                                         19
      Income Fund                                                                                               20
      U.S. Equity Fund                                                                                          21
      Premier Growth Equity Fund                                                                                22

Investment Practices                                                                                            22

      Lending of Portfolio Securities                                                                           22
      Money Market Instruments                                                                                  23
      When Issued and Delayed Delivery Securities                                                               23
      Repurchase Agreements                                                                                     23
      Reverse Repurchase Agreements                                                                             23
      Foreign Investments and Currency                                                                          24
      Debt Securities                                                                                           28
      Writing Covered Call and Put Options and Purchasing Call and Put Options                                  30
      Financial Futures Contracts and Options on Such Contracts                                                 31
      Restricted Securities and Illiquid Investments                                                            32
      Borrowing                                                                                                 33
      Real Estate Investment Trusts                                                                             33
      Other Investment Companies                                                                                33

Determination of Net Asset Value                                                                                33

Purchase and Redemption of Fund Shares                                                                          34

Dividends, Distributions and Taxes                                                                              34

      Dividends and Distributions                                                                               34
      Taxes                                                                                                     35

Management of the Company                                                                                       36

      Board of Directors                                                                                        36
      Investment Adviser                                                                                        36
      Investment Sub-Advisers                                                                                   37
      Compensation of Adviser and Sub-Advisers                                                                  38
      Portfolio Managers                                                                                        38

Additional Information                                                                                          39

      Capital Stock                                                                                             39
      Contract Owner Voting Rights                                                                              39
      Plan Participant Voting Rights                                                                            40
      Annual Reports                                                                                            40
      Inquiries                                                                                                 40
      Custodian, Transfer and Dividend Paying Agent                                                             40
      Legal Matters                                                                                             40



                           GE INVESTMENTS FUNDS, INC.

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eleven separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged State Street Global Advisors ("SSGA") as investment sub-adviser to provide day-to-day portfolio management to the S&P 500 Index Fund; has engaged Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and has engaged GE Investments
(US) Limited ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either SSGA, Seneca, NWQ or GEIUS in their respective roles.)


The Company currently offers each class of its capital stock to certain separate accounts (the "Accounts") of The Life Insurance Company of Virginia ("Life of Virginia"), Great Northern Insured Annuity Corporation ("GNA") or other life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by Life of Virginia, GNA or such other life insurers through the Accounts. The Company does not offer its stock directly to the general public. All but one of the Accounts is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The remaining Account is not registered as an investment company but a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock to other registered and unregistered separate accounts of Life of Virginia or GNA (or their affiliates) supporting other variable annuity contracts or variable life insurance contracts and directly to qualified pension and retirement plans.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company does not currently foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, Life of Virginia, GNA or other life insurers investing in the Company, will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investments in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

                              FINANCIAL HIGHLIGHTS

The table below provides selected data for each share of capital stock outstanding for the periods indicated. The data for the five years ended December 30, 1996 has been derived from the audited financial statements of the Company which have been audited by Ernst & Young LLP, independent auditors. The financial data for the six-month period ended June 30, 1997 and the four-month period ended August 31, 1997 are derived from unaudited financial statements.

Operating results for the six months ended June 30, 1997 and the four months ended August 31, 1997 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1997. The following data should be read in conjunction with the unaudited financial statements for the six-month period ended June 30, 1997 for the S&P 500 Index Fund, Government Securities Fund, Money Market Fund, Total Return Fund, International Equity Fund, and Real Estate Securities Fund, and for the four-month period ended August 31, 1997 for the Global Income Fund and Value Equity Fund and related notes and other financial information included in the Statement of Additional Information ("SAI"). The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund are newly added series of the Company and are expected to commence operations towards the end of November 1997 or early December 1997.




------------------------------------------------------------------------------------------------------------------------------------
                                                                           S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                          6/30/97(d   12/30/96(c)  12/31/95(c)    12/31/94     12/31/93(e)  12/31/92(e)  12/31/91(e)
                                          ---------   -----------  -----------    --------     -----------  -----------  -----------
                                          (unaudited)

Net asset value at beginning of period        $15.14     $20.99      $15.72        $15.99        $17.04       $16.21       $12.75
Income (loss) from investment operations
   Net investment income                         .12        .78         .27           .22           .31          .35          .30
   Net realized and unrealized gain
      (loss) on investments                     2.62       4.36        5.41          (.23)         2.16         1.01         4.08
                                            --------    -------     -------       -------        ------       ------       ------
Total income (loss) from
  investment operations                         2.74       5.14        5.68          (.01)         2.47         1.36         4.38
                                            --------    -------     -------       -------        ------       ------       ------
Less distributions from:
   Net investment income                         .00        .77         .27           .22           .31          .35          .30
   Net realized gain                             .00      10.22         .14           .04          3.21          .17          .61
   Return of capital                             .00        .00         .00           .00           .00          .01          .01
                                            --------    -------     -------       -------        ------       ------       ------
Total distributions                              .00      10.99         .41           .26          3.52          .53          .92
                                            --------    -------     -------       -------        ------       ------       ------
Net asset value at end of period              $17.88     $15.14      $20.99        $15.72        $15.99       $17.04       $16.21
                                            ========    =======     =======       =======        ======       ======       ======

TOTAL RETURN(a)                                18.10%     24.51%      36.14%         (.06%)       14.52%        8.39%       34.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands)                          $106,545    $35,522     $66,017       $23,930        $8,277       $5,178       $4,429
   Ratios to average net assets:
      Net investment income*                    1.83%      1.91%       1.98%         2.22%         2.00%        2.24%        2.28%
      Expenses*                                  .51%       .48%        .66%          .75%          .87%        1.03%        1.08%


      Gross expenses*@                           .51%       .48%        .66%         1.10%         1.39%        1.03%        1.08%


   Portfolio turnover                              5%        63%         15%            4%           73%          10%          36%
   Average brokerage commissions(b)             $.036      $.05         N/A           N/A            N/A          N/A          N/A






See notes to financial highlights on page 11.


---------------------------------------------------------------------------------------------------------------------------
                                                                                  S&P 500 INDEX
                                                                                      FUND
---------------------------------------------------------------------------------------------------------------------------

                                                    12/31/90(e)     12/31/89(e)      12/31/88(e)     12/31/87(e)
                                                    -----------     -----------      -----------     -----------

Net asset value at beginning of period                 $14.67           $12.33          $10.28          $12.66
Income (loss) from investment operations
   Net investment income                                  .41              .34             .32             .24
   Net realized and unrealized gain (loss)
     on investments                                     (1.91)            2.81            2.05           (1.04)
                                                       ------           ------          ------          ------
Total income (loss) from investment operations          (1.50)            3.15            2.37            (.80)
                                                       ------           ------          ------          ------
Less distributions from:
   Net investment income                                  .41              .34             .32             .78
   Net realized gain                                      .00              .46             .00             .80
   Return of capital                                      .01              .01             .00             .00
                                                       ------           ------          ------          ------
Total distributions                                       .42              .81             .32            1.58
                                                       ------           ------          ------          ------
Net asset value at end of period                       $12.75           $14.67          $12.33          $10.28
                                                       ======           ======          ======          ======

TOTAL RETURN(a)                                        (10.22%)          25.72%          23.05%          (6.32%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $3,154           $3,430          $2,127          $1,839
   Ratios to average net assets:
      Net investment income*                             2.99%            2.67%           2.53%           2.03%
      Expenses*                                          1.06%            1.20%           1.35%           1.42%


      Gross expenses*@                                   1.06%            1.20%           1.35%           1.42%


   Portfolio turnover                                      57%              37%            186%            105%
   Average brokerage commissions(b)                       N/A              N/A             N/A             N/A







See notes to financial highlights on page 11.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------



                                                    6/30/97      12/30/96(c)    12/31/95(c)     12/31/94   12/31/93(f)   12/31/92(f)
                                                    -------      -----------    -----------     --------   -----------   -----------
                                                  (unaudited)


Net asset value at beginning of period                $9.56         $10.48          $9.51        $10.49        $10.54       $10.54
Income (loss) from investment operations
   Net investment income                                .27           1.01            .49           .42           .45          .69
   Net realized and unrealized gain
   (loss) on investments                               (.16)          (.87)          1.13          (.98)          .50          .06
                                                    -------        -------        -------       -------        ------       ------
Total income from investment operations                 .11            .14           1.62          (.56)          .95          .75
                                                    -------        -------        -------       -------        ------       ------
Less distributions from:
  Net investment income                                 .00           1.02            .49           .42           .45          .69
  Net realized gain                                     .00            .04            .16           .00           .54          .05
  Return of capital                                     .00            .00            .00           .00           .01          .01
                                                    -------        -------        -------       -------        ------       ------
Total distributions                                     .00           1.06            .65           .42          1.00          .75
                                                    -------        -------        -------       -------        ------       ------
Net asset value at end of period                      $9.67          $9.56         $10.48         $9.51        $10.49       $10.54
                                                    =======        =======        =======       =======        ======       ======

TOTAL RETURN(a)                                        1.15%          1.34%         17.08%        (5.34%)        8.96%        7.13%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $13,770        $13,771        $23,708       $12,598        $7,885       $5,053
   Ratios to average net assets:
      Net investment income*                           5.52%          5.64%          5.92%         5.44%         5.41%        6.69%
      Expenses*                                         .82%           .67%           .74%          .81%          .86%         .99%
      Gross expenses*@                                  .82%           .67%           .74%          .81%          .86%         .99%
   Portfolio turnover                                    68%           322%           131%          566%          113%          14%




------------------------------------------------------------------------------------------------------------------------------------
                                                                                 GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                    12/31/91(f)      12/31/90(f)    12/31/89(f)    12/31/88(f)     12/31/87(f)
                                                    -----------      -----------    -----------    -----------     -----------

Net asset value at beginning of period                  $9.60            $9.76          $9.58        $10.09          $11.50
Income (loss) from investment operations
   Net investment income                                  .75              .64            .74           .90             .66
   Net realized and unrealized gain (loss)
      on investments                                      .99             (.15)           .31          (.15)           (.53)
                                                       ------           ------         ------        ------          ------
Total income (loss) from investment operations           1.74              .49           1.05           .75             .13
                                                       ------           ------         ------        ------          ------
Less distributions from:
    Net investment income                                 .75              .64            .74          1.26            1.43
    Net realized gain                                     .04              .00            .12           .00             .11
    Return of capital                                     .01              .01            .01           .00             .00
                                                       ------           ------         ------        ------          ------
Total distributions                                       .80              .65            .87          1.26            1.54
                                                       ------           ------         ------        ------          ------
Net asset value at end of period                       $10.54            $9.60          $9.76         $9.58          $10.09
                                                       ======           ======         ======        ======          ======

TOTAL RETURN(a)                                         18.16%            5.05%         10.85%         7.83%           1.13%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $4,445           $3,702         $3,464        $2,934          $3,175
   Ratios to average net assets:
      Net investment income*                             7.73%            7.78%          7.95%         7.67%           7.51%
      Expenses*                                           .97%             .96%          1.13%         1.07%           1.08%
      Gross expenses*@                                    .97%             .96%          1.13%         1.07%           1.08%
   Portfolio turnover                                      23%              57%            80%          178%             11%




See notes to financial highlights on page 11.


------------------------------------------------------------------------------------------------------------------------------------
                                                                            MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                      6/30/97    12/30/96(c,g) 12/31/95(c,g) 12/31/94(g)  12/31/93(g)  12/31/92(f,g)
                                                      -------    ------------- ------------  -----------  -----------  -------------
                                                     (unaudited)


Net asset value at beginning of period                    $1.00        $1.00        $.98          $.97         $.97         $.96
Income (loss) from investment operations
   Net investment income                                    .02          .05         .06           .03          .02          .03
   Net realized and unrealized gain
   (loss) on investments                                    .00          .00         .00           .01          .00          .00
                                                       --------     --------     -------       -------       ------       ------
Total income (loss) from investment operations              .02          .05         .06           .04          .02          .03
                                                       --------     --------     -------       -------       ------       ------
Less distributions from:
  Net investment income                                     .02          .05         .04           .03          .02          .02
  Net realized gain                                         .00          .00         .00           .00          .00          .00
  Return of capital                                         .00          .00         .00           .00          .00          .00
                                                       --------     --------     -------       -------       ------       ------
Total distributions                                         .02          .05         .04           .03          .02          .02
                                                       --------     --------     -------       -------       ------       ------
Net asset value at end of period                          $1.00        $1.00       $1.00          $.98         $.97         $.97
                                                       ========     ========     =======       =======       ======       ======

TOTAL RETURN(a)                                            2.66%        5.41%       5.90%         3.77%        2.39%        3.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $131,611     $113,263     $63,083       $33,529       $9,904       $5,845
   Ratios to average net assets:
      Net investment income*                               5.21%        5.29%       5.74%         4.04%        2.53%        3.06%
      Expenses*                                             .25%         .15%        .23%          .42%         .75%         .75%


      Gross expenses*@                                      .59%         .55%        .63%          .70%         .85%        1.07%




----------------------------------------------------------------------------------------------------------------------------------
                                                                             MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------


                                                    12/31/91(g)   12/31/90(g)     12/31/89(g)   12/31/88(g)   12/31/87(g)
                                                    -----------   -----------     -----------   -----------   -----------


Net asset value at beginning of period                   $.96          $.98             $.96         $.98        $1.01
Income (loss) from investment operations
   Net investment income                                  .05           .07              .08          .07          .06
   Net realized and unrealized gain(loss)
      on investments                                      .00           .00              .00          .00          .00
                                                       ------        ------           ------       ------       ------
Total income (loss) from investment operations            .05           .07              .08          .07          .06
                                                        ------        ------           ------       ------       ------
Less distributions from:
    Net investment income                                 .05           .09              .06          .09          .09
    Net realized gain                                     .00           .00              .00          .00          .00
    Return of capital                                     .00           .00              .00          .00          .00
                                                       ------        ------           ------       ------       ------
Total distributions                                       .05           .09              .06          .09          .09
                                                       ------        ------           ------       ------       ------
Net asset value at end of period                         $.96          $.96             $.98         $.96         $.98
                                                       ======        ======           ======       ======       ======

TOTAL RETURN(a)                                          5.32%         7.28%            8.67%        6.76%        5.40%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $4,093        $3,465           $3,686       $2,376       $4,142
   Ratios to average net assets:
      Net investment income*                             5.43%         7.02%            8.43%        6.68%        5.78%
      Expenses*                                           .75%          .75%             .75%         .75%         .87%


      Gross expenses*@                                   1.16%         1.05%            1.39%        1.17%        1.41%





See notes to financial highlights on page 11.


---------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------------------------

                                                     6/30/97     12/30/96(c)   12/31/95(c)    12/31/94       12/31/93     12/31/92
                                                     -------     -----------   -----------    --------       --------     --------
                                                   (unaudited)

Net asset value at beginning of period                $12.73        $15.93        $13.40        $13.59         $13.00       $12.62
Income (loss) from investment operations
   Net investment income                                 .17          1.02           .41           .35            .42          .44
   Net realized and unrealized gain
      (loss) on investments                             1.15           .67          3.34          (.01)          1.35          .51
                                                     -------       -------       -------       -------        -------       ------
Total income (loss) from investment operations          1.32          1.69          3.75           .34           1.77          .95
                                                     -------       -------       -------       -------        -------       ------
Less distributions from:
   Net investment income                                 .00          1.02           .42           .35            .41          .44
   Net realized gain                                     .00          3.87           .80           .18            .76          .12
   Return of capital                                     .00           .00           .00           .00            .01          .01
                                                     -------       -------       -------       -------        -------       ------
Total distributions                                      .00          4.89          1.22           .53           1.18          .57
                                                     -------       -------       -------       -------        -------       ------
Net asset value at end of period                      $14.05        $12.73        $15.93        $13.40         $13.59       $13.00
                                                     =======       =======       =======       =======        =======       ======

TOTAL RETURN(a)                                        10.37%        10.60%        28.07%         2.54%         13.67%        7.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $43,411       $27,814       $70,507       $34,708        $12,609       $7,248
   Ratios to average net assets:
      Net investment income*                            2.63%         2.73%         3.42%         4.00%          3.80%        4.13%
      Expenses*                                          .68%          .60%          .65%          .77%           .85%         .98%
      Gross expenses*@                                   .68%          .60%          .65%          .77%           .85%         .98%
   Portfolio turnover                                     87%          144%          106%           67%            48%          12%
   Average brokerage commissions(b)                    $.026          $.06           N/A           N/A            N/A          N/A




---------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------------------------

                                                     12/31/91     12/31/90      12/31/89      12/31/88    12/31/87
                                                     --------     --------      --------      --------    --------

Net asset value at beginning of period                 $10.59       $11.60        $10.42        $9.29       $11.19
Income (loss) from investment operations
   Net investment income                                  .43          .55           .51          .39          .31
   Net realized and unrealized gain (loss)
      on investments                                     2.47        (1.00)         1.51         1.28         (.90)
                                                       ------       ------        ------       ------       ------
Total income (loss) from investment operations           2.90         (.45)         2.02         1.67         (.59)
                                                       ------       ------        ------       ------       ------
Less distributions from:
   Net investment income                                  .43          .56           .51          .39          .94
   Net realized gain                                      .43         0.00           .32          .15          .37
   Return of capital                                      .01         0.00           .01         0.00         0.00
                                                       ------       ------        ------       ------       ------
Total distributions                                       .87          .56           .84          .54         1.31
                                                       ------       ------        ------       ------       ------
Net asset value at end of period                       $12.62       $10.59        $11.60       $10.42        $9.29
                                                       ======       ======        ======       ======       ======

TOTAL RETURN(a)                                         27.45%       (3.85%)       19.51%       17.98%       (5.27%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $4,609       $2,938        $3,065       $2,302       $1,570
   Ratios to average net assets:
      Net investment income*                             4.39%        4.81%         4.54%        3.97%        3.04%
      Expenses*                                          1.11%        1.10%         1.28%        1.35%        1.50%
      Gross expenses*@                                   1.11%        1.10%         1.28%        1.35%        1.65%
   Portfolio turnover                                      33%          42%           49%          96%          82%
   Average brokerage commissions(b)                       N/A          N/A           N/A          N/A          N/A




See notes to financial highlights on page 11.


------------------------------------------------------------------------------------------------------------------------------------
                                                                INTERNATIONAL                             REAL ESTATE
                                                                EQUITY FUND                              SECURITIES FUND
                                                      ------------------------------------       ---------------------------------
                                                      6/30/97     12/30/96(h)  12/31/95(i)       6/30/97    12/30/96    12/31/95(i)
                                                      -------     -----------  -----------       -------    --------    -----------
                                                    (unaudited)                                (unaudited)

Inception date                                                                      5/1/95                                 5/1/95
Net asset value at beginning of period                  $10.83        $10.47        $10.00        $14.11       $11.05      $10.00
Income (loss) from investment operations
   Net investment income                                   .05           .03           .20           .32          .64         .46
   Net realized and unrealized
     gain on investments                                  1.85          1.01           .47           .89         3.36        1.23
                                                       -------       -------       -------       -------      -------     -------
Total income (loss) from investment operations            1.90          1.04           .67          1.21         4.00        1.69
                                                       -------       -------       -------       -------      -------     -------
Less distributions from:
   Net investment income                                   .00           .03           .20           .00          .65         .46
   Net realized gain                                       .00           .65          0.00           .00          .29         .18
                                                       -------       -------       -------       -------      -------     -------
Total distributions                                        .00           .68           .20           .00          .94         .64
                                                       -------       -------       -------       -------      -------     -------
Net asset value at end of period                        $12.73        $10.83        $10.47        $15.32       $14.11      $11.05
                                                       =======       =======       =======       =======      =======     =======

TOTAL RETURN(a)                                          17.54%         9.91%         6.70%*        8.58%       36.24%      17.00%*

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $25,261       $17,643       $15,347       $39,613      $24,533     $13,428
   Ratios to average net assets:
      Net investment income*                               .99%          .23%          .44%         4.82%        5.90%       6.85%
      Expenses*                                           1.34%         1.50%         1.54%          .99%        1.07%       1.31%


      Gross expenses*@                                    1.56%         1.56%         2.17%          .99%        1.07%       1.61%


   Portfolio turnover                                      120%          150%           58%           39%          30%         54%


   Average brokerage commission(b)                       $.017          $.03           N/A         $.055         $.06         N/A






See notes to financial highlights on page 11.

--------------------------------------------------------------------------------



                                                                GLOBAL INCOME          VALUE EQUITY
                                                                    FUND                   FUND
                                                             -------------------    -------------------
                                                                 8/31/97(j)             8/31/97(j)
                                                                  ---------              ---------
                                                                 (unaudited)            (unaudited)



Inception date                                                       5/1/97              5/1/97


Net asset value, beginning of period                                 $10.00              $10.00
Income (loss) from investment operations:
   Net investment income                                                .20                 .01
   Net realized and unrealized gains (losses) on investments           (.07)               2.53
                                                                     ------              ------

Total income (loss) from investment operations                          .13                2.54
                                                                     ------              ------


Less distributions from:
   Net investment income                                               0.00                0.00
   Net realized gains                                                  0.00                0.00
                                                                     ------              ------

Total distributions                                                    0.00                0.00
                                                                     ------              ------

Net asset value, end of period                                       $10.13              $12.54
                                                                     ======              ======

TOTAL RETURN                                                           1.30%              25.40%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                          $5,362              $6,867
   Ratios to average net assets:
      Net investment income*                                           6.12%                .46%
      Expenses*                                                         .77%                .76%
      Gross expenses*@                                                  .77%                .76%
   Portfolio turnover rate                                              121%                  9%
   Average brokerage commissions(b)                                     N/A               $.053



Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.


(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the Securities Exchange Act of 1934.

(c) Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

(d) As of May 1, 1997, the Fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.


(e) As of May 1, 1993, the Fund's name was changed to Common Stock Index Portfolio from Common Stock Portfolio.

(f) As of May 1, 1993, the Fund's name was changed to Government Securities Fund from Bond Portfolio.

(g) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.

(h) Yen-based convertible bonds are excluded from the average commission rate paid due to the nominal commissions paid which dilutes the results. Had those securities been included, the average commission rate would have been $0.00.

(i) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.

(j) Information is for the period May 1, 1997, commencement of investment operations, through August 31, 1997.

*    Annualized for periods less than one year.


@ Gross expenses represent the ratio of expenses to average net assets absent any expense reimbursement or waiver of advisory fee by the investment adviser.

                       INVESTMENT OBJECTIVES AND POLICIES


Each Fund has one or more investment objectives and related investment policies and uses various investment practices to pursue these objectives and policies. There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or real estate securities.


Certain types of investments and investment practices common to one or more Funds are described in greater detail, including the risks of each, under "Investment Practices" both in this prospectus and in the SAI. The Funds are also subject to certain investment restrictions that are described herein and under the caption "Investment Restrictions" in the SAI.


Where the description of a Fund indicates that it invests primarily in certain types of securities, this means that under normal circumstances it invests at least 65% of its total assets in such securities. Notwithstanding this, each of the Funds other than the S&P 500 Index Fund may, for temporary defensive purposes, invest 100% of its total assets in money market instruments of the type described under the caption "Investment Practices - Money Market Instruments" (hereinafter, "general money market instruments"). Where debt security ratings are discussed herein, each rating category includes unrated securities that a Fund's Adviser determines is comparable to securities rated in that category. See "Debt Securities" in this prospectus.

The investment objective or objectives of each Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of capital stock of the class related to that Fund. A majority means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the Fund's outstanding shares. Certain investment restrictions described in the SAI also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, also described in the SAI, as well as the investment policies of each Fund are not fundamental and may be changed by the Company's board of directors without shareholder approval.

S&P 500 Index Fund


The S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") through investment in common stocks comprising that Index. See "General Information" in the SAI for details. Standard & Poor's ("Standard & Poor's" or "S&P"1) chooses the 500 common stocks comprising the S&P 500 Index on the basis of market values, industry diversification and other factors. Most of the common stocks in the S&P 500 Index are issued by 500 of the largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the New York Stock Exchange. Additional common stocks



----------


1 Standard & Poor's(R), S&P(R), and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. S&P may, from time to time, add common stocks to, or delete common stocks from, the S&P 500 Index.

The S&P 500 Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it attempts to keep transaction costs low and minimize portfolio turnover. To achieve its investment objective, the S&P 500 Index Fund purchases equity securities that reflect, as a group, the total investment return of the S&P 500 Index. Like the S&P 500 Index, the S&P 500 Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index.

Active portfolio management strategies are not used in making investment decisions for the S&P 500 Index Fund. Rather, the Adviser utilizes a passive investment management approach. From time to time the Adviser also may supplement this passive approach by using statistical selection techniques to determine which securities to purchase or sell for the Fund in order to replicate the investment return of the S&P 500 Index over a period of time.


The S&P 500 Index Fund may choose not to invest in all the securities that comprise the S&P 500 Index, and its holdings may differ by industry segment from the S&P 500 Index. The Fund may compensate for the omission from its portfolio of stocks that are included in the S&P 500 Index, or for purchasing securities included in the Index in proportions that are different from their weightings in the Index, by purchasing securities that may or may not be included in the S&P 500 Index but which have characteristics similar to the omitted securities (such as stocks from the same or similar industry groups having similar market capitalizations and other investment characteristics). In addition, from time to time, adjustments may be made in the S&P 500 Index Fund's holdings due to changes in the composition or weighting of issues comprising the S&P 500 Index.

The S&P 500 Index Fund will attempt to achieve a correlation between its total return and that of the S&P 500 Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the S&P 500 Index Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Adviser monitors the S&P 500 Index Fund's correlation to the S&P 500 Index and attempts to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the S&P 500 Index Fund and that of the S&P 500 Index). However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the S&P 500 Index Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the S&P 500 Index Fund's performance will correspond to the performance of the S&P 500 Index.


The S&P 500 Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the S&P 500 Index. In this regard, the S&P 500 Index Fund may temporarily invest cash balances, pending withdrawals or investments, in general money market instruments. Nevertheless, the S&P 500 Index Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of such general stock market declines.


The S&P 500 Index Fund may write covered call and put options on individual securities and stock indices and may purchase call and put options on such securities and stock indices. In addition, the S&P 500 Index Fund may purchase and sell stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts. The Fund only makes such investments in connection with indices that correlate with its investments. Consistent with its investment objective, the S&P 500 Index Fund will primarily use call and put options and futures contracts, as described above, to rapidly invest cash balances and to hedge exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" and "Financial Futures Contracts and Options Thereon" in this Prospectus for more information about these practices and their risks.

Government Securities Fund

The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other general money market instruments. The Government Securities Fund invests at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. See "Debt Securities" in this prospectus for more information about U.S. Government securities.

The Government Securities Fund may invest up to 50% of its net assets in Government National Mortgage Association ("GNMA") certificates. Such securities are (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) securities whose scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested in the Government Securities Fund in instruments consistent with the Government Securities Fund's investment objectives. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund, prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Government Securities Fund.

The Government Securities Fund may write covered call and put options on debt securities, in which it may invest, and may purchase call and put options on such debt securities. In addition, the Government Securities Fund may purchase and sell interest rate futures contracts and may write covered call options and purchase call and put options on interest rate futures contracts. The Fund also may lend portfolio securities, purchase securities on a when-issued or delayed-delivery basis, invest in illiquid investments as well as in foreign investments and zero coupon bonds. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.

The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will generally vary inversely with prevailing current interest rates. Therefore, the value of an investment in the Government Securities Fund also will fluctuate. In this regard, any government or agency guarantee of securities held in the Government Securities Fund does not guarantee the value of an investment in the Fund.

Money Market Fund

The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in various types of good quality money market securities. Such securities include:


1. Debt obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof ("U.S. Government securities") (and related custody receipts).


2. Debt obligations of: (a) U.S. banks (including their foreign branches), savings and loan institutions, mortgage banking institutions and insurance companies and (b) foreign banks and U. S. branches (and other foreign branches) of foreign banks.


3. Repurchase agreements with banks or government securities dealers, provided that:

     (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement; and

     (b) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by the requisite nationally recognized statistical rating organizations ("NRSROs") (as defined below).

4. Commercial paper and other notes, including those with floating or variable rates of interest.

5. Other short-term debt obligations issued or guaranteed by U.S. or foreign corporations, state and municipal governments or other issuers.

6. Debt obligations issued or guaranteed by one or more foreign governments or supranational entities, including any of their political subdivisions, agencies or instrumentalities.

The Money Market Fund only invests in instruments denominated in U. S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition:


1. rated in the two highest rating categories by at least two NRSROs (as defined under Rule 2a-7, under the Investment Company Act of 1940 (the "1940 Act")), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or


2. in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.

The Money Market Fund maintains 95% of its total assets in securities that are rated in the highest category by the requisite NRSROs or unrated securities of comparable investment quality. Of securities not rated in the highest category (or not of comparable quality), the Fund does not invest more than the greater of 1% of its total assets or $1 million in the securities of any single issuer. Except as explained in the SAI, the Fund does not invest more than 5% of its total assets (taken at amortized cost) in securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by such securities).


The Money Market Fund invests only in instruments that have (or are considered under Rule 2a-7 to have) remaining maturities of 13 months or less. The average maturity of the Fund's portfolio securities based on their dollar value does not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average fund maturity in excess of 90 days, the Fund invests its available cash in such a manner as to reduce its dollar-weighted average fund maturity to 90 days or less as soon as reasonably practicable. The Fund attempts to maintain a constant net asset value per share of $1.


The Money Market Fund also may lend portfolio securities and purchase securities on a when-issued or delayed-delivery basis.

Total Return Fund


The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. The Fund invests in common stocks and other equity securities including preferred stock, securities convertible or exchangeable into common stock, rights and warrants, foreign equity securities and securities of real estate investment trusts ("REITs"). The Fund also invests in general money market instruments, U.S. Government securities, marketable domestic and foreign corporate debt obligations, debt obligations of foreign governments and their agencies and instrumentalities, floating rate and variable rate instruments, zero coupon bonds, custody receipts, mortgage-backed and asset-backed securities (including mortgage dollar rolls), municipal obligations, forward foreign currency exchange contracts, currency and interest rate swaps, and structured or indexed securities. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.


At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by an NRSRO such as Standard and Poor's or Moody's. The balance of the value of any bonds held by this Fund may be rated below those four highest grades. If lower-rated bonds are held in the Fund in significant amounts, they will increase financial risk and income volatility. At the current time, the Fund has a non-fundamental investment restriction limiting the Fund's investment in these lower-rated debt securities to no more than 30% of the Fund's total assets measured at the time of purchase. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.


There are no percentage limitations on the types of securities in which the Total Return Fund may invest. From time to time, the Fund may invest entirely in equity securities, entirely in debt securities, entirely in money market instruments, or in any combination of these types of securities. Consequently, the Total Return Fund is subject to varying levels of market and financial risk and current income volatility, and may at times be subject to very high levels of market and financial risk and current income volatility. The portfolio turnover rate for this Fund is generally higher than for other funds due to the frequent fund transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher brokerage expenses; however, the gain in total return will often more than offset the brokerage expense. It is not anticipated that higher portfolio turnover will have any adverse tax consequences.

The Total Return Fund also may lend securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and currencies, options on securities indices, financial futures contracts and options thereon, and illiquid investments. See "Investment Practices" in this prospectus and the SAI.

International Equity Fund

The International Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in foreign equity and equity-related securities which the Adviser believes have long-term potential for capital growth.


The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers, including securities denominated in foreign currencies. See "Foreign Investments and Currency."

The Fund invests in foreign securities of issuers located in at least 3 different countries other than the United States. The determination of where an issuer is located is made by reference to the country in which it (1) is organized, (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (3) has at least 50% of its assets situated, or (4) has the principal trading market for its securities (hereinafter, the "Country Identification Test"). Under certain economic and business conditions the Fund may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.


The equity and equity-related securities in which the International Equity Fund invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs") (sometimes called continental depository receipts), and global depository receipts ("GDRs") (collectively "depository receipts"). See "Foreign Investments and Currency."

The International Equity Fund also may, under normal market conditions, invest up to 35% of its total assets in debt securities of corporate or government issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities and/or in domestic equity or debt securities. The Fund does not invest more than 5% of its total assets in debt securities rated lower than the four highest grades by an NRSRO.

The International Equity Fund may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Investments and Currency." The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, REITs, lending portfolio securities and borrowing money for investment purposes. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.


The International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. These techniques include transactions in currency options, currency futures contracts, options on currency futures contracts, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in foreign securities while also maintaining foreign currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Foreign Investments and Currency."


Real Estate Securities Fund

The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.


An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Real Estate Securities Fund generally invests in common stocks but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers principally engaged in or related to the real estate industry as well as publicly traded limited partnerships related to the real estate industry. In addition to these securities, the Fund may invest up to 35% of its total assets in equity and debt securities of issuers outside the real estate industry, including all securities and other investments that the Total Return Fund may invest in, such as debt securities and convertible preferred stock and convertible debt securities rated less than BBB by Standard and Poor's or Baa by Moody's. If held in the Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.

The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.


There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes."


In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See "Investment Practices" in this prospectus for more information about REITs.

Global Income Fund


The Global Income Fund has the investment objectives of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in foreign and domestic income-bearing debt securities and other foreign and domestic income-bearing instruments. Such investments may be denominated or quoted in foreign currencies or U.S. dollars. The Global Income Fund invests in the foreign securities of issuers located in no fewer than three different countries as determined using the Country Identification Test.


The Global Income Fund may invest in: (1) U.S. Government securities, (2) debt securities issued or guaranteed by a domestic or foreign issuer, (3) convertible bonds and non-convertible preferred stock of domestic or foreign corporate issuers, (4) certificates of deposit, bankers' acceptances or time deposits of U.S. or foreign banks (including domestic or foreign branches thereof) having total assets of more than $1 billion, and (5) general money market instruments. Debt securities may include floating rate and variable rate instruments, zero coupon obligations, mortgage-backed and asset-backed securities (including mortgage dollar rolls), custody receipts, and structured or indexed securities. See "Investment Practices" in this prospectus and the SAI for more information about these practices and their risks. The Global Income Fund may invest up to 35% of its total assets in equity securities including common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or rights to acquire stock.

The Global Income Fund is intended for investors who can accept the risks involved in securities of foreign issuers, including securities denominated in foreign currencies. See "Foreign Investments and Currency."

In selecting investments for the Fund, the Adviser considers such factors as the instrument's duration, yield, credit quality, the prospects for capital appreciation, and the fundamental outlooks for currency and interest rate trends that could affect the instrument. The Fund may use currency transactions both to enhance overall returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund generally has both long and short currency positions, its net long and short foreign currency exposure generally does not exceed the value of its total assets. See "Foreign Investments and Currency."

Debt securities held by the Global Income Fund are limited to those rated within the six highest categories by S&P, Moody's, or another NRSRO. The Fund does not, however, invest more than 25% of its total assets in securities rated below the four highest categories or more than 10% of its total assets in securities rated below the five highest categories. If such lower-rated securities are held in the Global Income Fund in significant amounts, they increase the financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.

The Global Income Fund maintains a dollar-weighted average portfolio duration of not more than seven years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in structured or indexed securities, options, interest rate futures contracts and options thereon, and interest rate swaps. The Global Income Fund is not subject to any limitation with respect to the average maturity of its portfolio.

The Global Income Fund employs certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated debt securities of U.S. issuers. Such techniques, which may be used for other purposes as well, include transactions in options on securities and securities indices, futures contracts on securities and securities indices, options on such futures contracts, structured or indexed securities, forward foreign currency exchange contracts, currency options and futures contracts, options on currency futures contracts and currency and interest rate swaps. To the extent that the Fund is fully invested in securities of foreign issuers and non-dollar instruments while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions also may expose it to risks independent of its securities positions. See "Investment Practices" in this prospectus and the SAI. The Fund also may lend securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Practices" in this prospectus and the SAI.

The Global Income Fund is not "diversified" as defined by the 1940 Act. Therefore, it is more susceptible to adverse developments affecting any single issuer. Nonetheless, a non-diversified Fund is still subject to the diversification requirements that arise under federal tax law and the 25% limit on concentration of investments in a single industry. See "Dividends, Distributions and Taxes" in this prospectus and "Investment Practices and Restrictions" in the SAI.

Value Equity Fund


The Value Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that the Adviser believes are undervalued by the market place at the time of purchase and offer the potential for above-average growth of capital. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in convertible preferred stock and debt securities.


The Value Equity Fund may invest in securities of companies in cyclical industries during periods when such securities appear to the Adviser to have strong potential for capital appreciation. The Fund also may invest in the securities of "special situation" companies. A "special situation" company is one that the Adviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.


The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser identifies potentially undervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key financial ratios such as stock price-to-earnings, stock price-to-book value and stock price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The process used by the Adviser to select undervalued securities generally differs from that used by many other "value" oriented investment advisers in that the Adviser places a heavy emphasis on normalized earnings, stock price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring, turnaround trends or consolidation trends. At any point in time, the Adviser also closely follows approximately 200 companies whose securities appear to have market appreciation potential based on statistical analysis. Because first-hand knowledge of management can be an important element in analyzing and valuing a company, the Adviser interviews key management personnel of, and also may visit, these select companies to obtain fundamental research information and verify their value.

The Value Equity Fund may invest up to 35% of its total assets in foreign securities. The Fund may invest up to 35% of its total assets in debt securities including those in which the Total Return Fund may invest. Of these debt securities, the Fund may invest an amount equal to 15% of its total assets in securities rated below investment grade. Investment grade debt securities are those rated in the four highest categories by S&P, Moody's, or another NRSRO. Foreign securities and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.


The Value Equity Fund may lend portfolio securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and currencies, options on securities indices, financial futures contracts and options thereon, restricted securities and illiquid investments. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.

Income Fund

The Income Fund has the investment objective of providing maximum income consistent with prudent investment management and preservation of capital. The Fund seeks to achieve this objective by investing primarily in income-bearing debt securities and other income-bearing instruments. Capital appreciation with respect to the Income Fund's portfolio securities may occur but is not an objective of the Fund.

In seeking to achieve its investment objective, the Income Fund invests in the following types of income-bearing debt securities and instruments: U.S. Government securities; obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage-backed and asset-backed securities (including, mortgage dollar rolls, adjustable rate mortgage related securities, collateralized mortgage obligations, government stripped mortgage related securities and receivable-backed securities); zero coupon bonds; floating rate and variable rate instruments; and general money market instruments. Under normal market conditions, the Fund may invest a substantial portion of its total assets in general money market instruments. The Income Fund also may invest in depository receipts and in structured or indexed securities (the value of which is linked to references such as currencies, interest rates, commodities, indices or other financial indicators). Mortgage-backed and asset-backed securities are subject to several risks, including the prepayment of principal. See "Investment Practices" in this prospectus and in the SAI for more information about each of the foregoing practices and their risks.

The Income Fund's investments in debt securities are limited to those rated in the six highest categories by S&P, Moody's or another NRSRO. The Income Fund does not purchase any security or instrument rated in the fourth highest category if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in that category. In addition, the Income Fund does not purchase any security or instrument if, as a result of that purchase, more than 10% of the Fund's total assets would be invested in obligations rated in the fifth and sixth highest categories. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.


The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to ten years.

The Income Fund maintains a dollar-weighted average portfolio duration of not more than eight years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value to changes in interest rates. The Adviser may use various techniques to shorten or lengthen the dollar-weighted average portfolio duration, including the acquisition of debt obligations at a premium or discount, transactions in structured or indexed securities, options, futures contracts, and options on futures contracts.

The Income Fund may invest up to 35% of its total assets in foreign securities. See "Investment Practices" in this prospectus for more information about the extent of the Fund's investment in foreign securities. The Income Fund may utilize the following investment techniques: transactions in options contracts on securities and securities indices, financial futures contracts, options on financial futures contracts, options on foreign currencies and forward foreign currency exchange contracts. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Investment Practices" in this prospectus and the SAI for more information about these techniques and their risks. The Income Fund also may lend securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Practices" in this prospectus and the SAI.


U.S. Equity Fund

The U.S. Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights. The U.S. Equity Fund typically invests in equity securities that are issued by U.S. companies and traded on U.S. securities exchanges, in the U.S. over-the-counter market or in non-public transactions. The Fund may also invest up to 15% of its total assets in foreign securities.

In managing the assets of the U.S. Equity Fund, the Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that have low price-to-earnings ratios, or high yields, or that sell for less than the issuer's intrinsic value as determined by the Adviser, or that appear attractive on a dividend discount model. The U.S. Equity Fund generally sells these securities when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Fund holds these securities until the Adviser determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Fund, the Adviser seeks to construct an investment portfolio for the U.S. Equity Fund that it believes has similar characteristics to the S&P 500 Index by blending investments in both "value-oriented" and "growth-oriented" securities. Because the Fund's strategy seeks to combine the basic elements of companies comprising the S&P 500 Index, but is designed to select investments that the Adviser considers the most attractive within each category, the Adviser believes that the U.S. Equity Fund's strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 Index on a total return basis.

The Fund may invest up to 35% of its total assets in corporate and government debt securities when the Adviser determines that such securities are consistent with the Fund's investment objective. The Adviser believes that it can make such a determination when, for example, it anticipates that such a security will increase in value as a result of a development particularly or uniquely applicable to the issuer such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. Under normal market conditions the Fund may maintain a portion of its total assets in general money market instruments. Of these debt securities, the Fund may invest an amount equal to 5% of its total assets in securities rated below the four highest categories by S&P, Moody's or another NRSRO. Foreign securities and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.

The U.S. Equity Fund may lend portfolio securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities, illiquid investments, zero coupon bonds, options on securities and securities indices, financial futures contracts (and options thereon), options on foreign currencies, and forward foreign currency exchange contracts. See "Investment Practices" in this prospectus and the SAI.

Premier Growth Equity Fund


The Premier Growth Equity Fund has the investment objective of providing long-term growth of capital as well as future (rather than current) income. The Fund seeks to achieve this objective by investing primarily in growth-oriented equity securities. Such equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights issued by U.S.and foreign companies.

The Premier Growth Equity Fund seeks to acquire principally equity securities of companies that offer long-term potential for growth of capital. Such companies typically possess one or more of a variety of characteristics, including: (1) high quality products and/or services, (2) strong balance sheets, (3) sustainable internal growth, (4) superior financial returns, (5) competitive position in its industry, and (6) shareholder oriented management. Although the Fund may invest in securities of issuers of varying sizes as measured by assets, sales or capitalization, a majority of its assets are invested, under normal market conditions, in securities of companies with relatively large capitalizations. In addition, the Fund normally invests in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund generally is diversified over a cross-section of industries.


The Premier Growth Equity Fund may invest up to 25% of its total assets in foreign securities. See "Investment Practices" in this prospectus for more information about the extent of the Fund's investment in foreign securities. The equity securities in which the Fund invests are generally traded on domestic or foreign securities exchanges or in the domestic or foreign over-the-counter markets. During periods when the Adviser believes that there will be a market decline in particular securities, the Premier Growth Equity Fund may, for temporary defensive purposes, hold or invest in debt and other income-bearing securities. In addition, under normal market conditions, the Fund may invest up to 35% of its total assets in the foregoing types of income-bearing securities. The Fund may invest an amount equal to 5% of its total assets in securities rated below the four highest categories by S&P, Moody's or another NRSRO. Foreign securities and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.


The Premier Growth Equity Fund may lend portfolio securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities, illiquid investments, options on securities and securities indices and financial futures contracts (and options thereon). See "Investment Practices" in this prospectus and the SAI.


                              INVESTMENT PRACTICES

In pursuing their investment objectives, the Funds may engage in the following investment practices.

Lending Portfolio Securities

Each Fund may from time to time lend securities it holds to brokers, dealers, and financial institutions, up to a maximum of 20% (30% for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund) of the total value of that Fund's assets. Such loans will be secured by collateral in the form of cash or other liquid assets, which will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will contin-ue to receive interest and dividends on the loaned securities during the term of its loans, and, in addition, will receive either a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. Each Fund also will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. In order to minimize this risk, the Funds will make loans of securities only to firms determined by the Adviser (under the supervision of the board of directors) to be creditworthy.

Money Market Instruments

Each of the Funds, other than the Money Market Fund, may invest in general money market instruments which are defined as the types of money market securities in which the Money Market Fund may invest as well as short-term foreign debt securities denominated in currencies other than U.S. dollars. In contrast with the money market securities in which the Money Market Fund may invest, general money market instruments are not limited in their maturity (or remaining maturity) to a specific number of months nor is there any restriction on the average weighted maturity of such instruments held by a Fund. General money market instruments held by a Fund, other than the Money Market Fund, must be rated in the two highest categories by a NRSRO, or if unrated, are issued by an issuer having an outstanding unsecured debt issue rated in one of the three highest rating categories by a NRSRO. Each Fund, other than the Money Market Fund, does not invest more than 25% of its total assets in bank obligations (including time deposits).

Pursuant to an exemptive order from the SEC, each of the the Funds, other than the Money Market Fund, also may each invest indirectly in general money market instruments by investing up to 25% of its total assets in shares of GE Short-Term Investment Fund (the "Short-Term Fund"). The Short-Term Fund invests principally in general money market instruments. GEIM and its affiliates created the Short-Term Fund to serve as an investment vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other mutual funds and accounts managed by GEIM and its affiliates. GEIM manages the Short-Term Fund but does not charge it a management fee. The Funds invest in the Short-Term Fund without paying any sales charges or other fees.

When-Issued and Delayed Delivery Securities

When-issued and delayed delivery securities are discussed in "Investment Practices" in the SAI.


Repurchase Agreements

Each of the Funds may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser (under the supervision of the board of directors) reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. In the event of the bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.


Reverse Repurchase Agreements

The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may borrow money by entering into reverse repurchase agreements. A reverse repurchase agreement involves the sale by a Fund of a security that it holds concurrently with an agreement by the Fund to repurchase the same security at a specific price on a specific future date. These Funds use the proceeds from reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the Adviser does not consider it advantageous to sell portfolio securities. A Fund segregates liquid assets with the Company's custodian equal in value to its obligations with respect to reverse repurchase agreements.

Foreign Investments and Currency


The S&P 500 Index Fund, Total Return Fund, Value Equity Fund and Income Fund may each invest up to 35% of their total assets, taken at market value at the time of acquisition, in foreign securities. The Premier Growth Equity Fund may invest up to 25% of its total assets in foreign securities. The Government Securities Fund, Money Market Fund and Real Estate Securities Fund may each invest up to 20% of their total assets in foreign securities. The U.S. Equity Fund may invest up to 15% of its total assets in foreign securities. These Funds will not concentrate their investments in any particular foreign country. The International Equity Fund and the Global Income Fund may, as described above, invest all of their assets in the foreign securities. With regard to the application of the foregoing percentage limitations to the S&P 500 Index Fund, Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, foreign securities do not include ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market.


Foreign Investments Generally. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, some of the Funds may employ certain investment techniques to hedge their foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Depository Receipts. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Each of the Funds, other than the Money Market Fund, may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.

Foreign Government Securities. Each of the Funds may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

Supranational Agencies. Each of the Funds, except the S&P 500 Index Fund, may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.


Investments in Emerging Markets. The Total Return Fund, Income Fund, International Equity Fund and the Global Income Fund may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. The S&P 500 Index Fund, Government Securities Fund, U.S. Equity Fund, Premier Growth Equity Fund and Value Equity Fund may invest up to 5% of their total assets in such securities. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment gen-erally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund, other than the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund and the Global Income Fund often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, each Fund, other than the Money Market Fund, may engage in some or all of the foreign currency management practices described below. Each also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The Government Securities Fund, Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and the Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and the Government Securities Fund, International Equity Fund, Total Return Fund and Global Income Fund may purchase or sell such contracts to seek to increase total return. When purchased or sold for the purpose of seeking to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, each of these Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. Each of these Funds also may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

The Government Securities Fund, Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and the Global Income Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. When the Government Securities Fund, Income Fund, U.S.

Equity Fund, International Equity Fund, Total Return Fund, or the Global Income Fund enters into a forward foreign currency exchange contract to sell foreign currency to seek to increase total return or to buy foreign currency for any reason, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Each of the Funds, other than the Money Market Fund, may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

Options on Currencies. The Total Return Fund, Income Fund, U.S. Equity Fund, International Equity Fund and the Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Total Return Fund, International Equity Fund and Global Income Fund may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by a Fund are traded either on U.S. and foreign exchanges or in the over-the-counter market. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" below for a discussion of the liquidity risks associated with options transactions.

Interest Rate Swaps and Currency Swaps. The Total Return Fund, International Equity Fund and the Global Income Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. The Total Return Fund, and Global Income Fund may enter into interest rate swaps for these purposes. These Funds typically use interest rate swaps to shorten the effective duration of their portfolios. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

The Total Return Fund and Global Income Fund only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will segregate with its custodian cash or liquid securities equal to the net amount, if any, of the excess of a its obligations over its entitlements with respect to swap transactions. To the extent that the net amount of any swap obligation is collateralized with liquid assets in this manner, the Company believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Total Return Fund, International Equity Fund or the Global Income Fund would be less favorable than it would have been if swaps were not used.

Debt Securities

Debt Securities Generally. The market value of non-convertible debt securities usually reflects yields generally available on newly issued-securities of similar quality and type (i.e., prevailing current interest rates). When such yields decline, the market value of outstanding debt securities generally rises if such securities are protected against early call. Similarly, when such yields increase, the market value of outstanding debt securities generally declines.

The Adviser may determine that certain unrated securities are of comparable quality to those assigned particular ratings by one or more NRSROs. Where an Adviser makes such a determination, the unrated security is treated as having the rating of securities with which it is being compared.

U.S. Government Debt Securities. Each of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Fund.

Custody Receipts. Each of the Funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

Zero Coupon Bonds. The Government Securities Fund, Total Return Fund, Income Fund, U.S. Equity Fund, Global Income Fund and Value Equity Fund each may invest in zero coupon bonds. Zero coupon bonds are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. A Fund accrues income on zero coupon bonds for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


Mortgage-Backed and Asset-Backed Securities. Each of the Funds, other than the S&P 500 Index Fund, Money Market Fund, International Equity Fund, U.S. Equity Fund and Premier Growth Equity Fund, may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations. Various types of mortgaged-backed and asset-backed securities are discussed in "Investment Practices" in the SAI.


Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This may increase the volatility of such instruments relative to other similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities vary with changes in prevailing market rates of interest generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


Each of the Funds, other than the S&P 500 Index Fund, Money Market Fund, International Equity Fund, U.S. Equity Fund and Premier Growth Equity Fund, may use up to 25% of its total assets to enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique diminishes the investment performance of the Fund compared with what such performance would have been without using the technique. Successful use of mortgage dollar rolls depends upon the Adviser's ability to correctly predict interest rates and mortgage prepayments. There can be no assurance that the Adviser can successfully employ mortgage dollar rolls. When a Fund engages in mortgage dollar rolls, it maintains liquid assets in a segregated account with its custodian equal to the forward purchase price. For financial reporting and tax purposes, these Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and the other involving the sale of a different security. These Funds do not currently intend to enter into any mortgage dollar rolls that are accounted for as a financing.

Structured or Indexed Securities. The Total Return Fund, Real Estate Securities Fund, Income Fund, and Global Income Fund may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or




29

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a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.


Lower-Rated Debt Securities. Each Fund, other than the Government Securities Fund, Money Market Fund and the S&P 500 Index Fund, may invest in debt securities (and/or in convertible debt securities) with lower ratings which generally carry greater risk of default and are generally subject to greater market value fluctuations. If held by these Funds in significant amounts, such securities would increase financial risk and income fluctuation. Lower-rated debt and convertible securities have speculative characteristics and changes in economic conditions and other circumstances are more likely to weaken the capacity of issuers of such securities to make principal and interest payments than would be the case as to issuers of higher rated (i.e., investment grade) debt securities. In some cases, lower-rated debt and convertible securities may be highly speculative, have poor prospects of reaching investment grade standing or even be in default. See the SAI for a description of securities ratings and of lower-rated securities, including further discussion of the risks of investing in such instruments.


Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, other than the Money Market Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund segregates with its custodian cash, or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by segregating cash or securities with its custodian in the same manner as written puts are covered.

Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.


Each Fund, other than the Money Market Fund, may also write exchange-traded covered call and put options on securities indices that correlate with its particular portfolio securities. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a securities index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, other than the Money Market Fund, may also purchase exchange-traded call and put options with respect to securities and also with respect to securities indices that correlate with its particular portfolio securities. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, a Fund has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index. A Fund may purchase call options on individual securities or on stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the


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

holder of a call option with respect to individual securities, the Fund obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may each use up to 10% of their net assets to purchase put options on securities and an additional 10% of their net assets to purchase call options on securities. As to options purchased by each of these three Funds, the aggregate value of the securities underlying call options and the obligations underlying put options, may not exceed 25% of the net assets of each. In addition, premiums paid by each of these three Funds to purchase options on securities, options on securities indices, options on currencies and options on futures contracts, may not exceed 20% of the net assets of each.

Each Fund, other than the Money Market Fund, may also write and purchase unlisted covered call and put options with respect to securities and also with respect to securities indices. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options are generally considered illiquid securities. A Fund will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Fund enters into an agreement with a primary dealer with respect to an unlisted option it has written, and such agreement enables the Fund to have an absolute right to repurchase at a pre-established formula price, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

In addition, the effectiveness of hedging through the purchase or sale (writing) of securities index options by a Fund will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are purchased or written.

As to all options, if the Advisers' forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable without the hedge. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities. A more detailed description of these investment practices and their associated risks is contained in the SAI.

Financial Futures Contracts and Options on Such Contracts

Each Fund, other than the Money Market Fund, may enter into financial futures contracts (and options thereon) that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market. These Funds enter into financial futures contracts and options thereon: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond or currency market exposure for accumulating and residual cash positions, (3) for duration management, and (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such increases in equity prices or decreases in interest rates or changes in currency exchange rates (as the case may be)


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

and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Adviser expects that purchases of the underlying securities will, in fact, be made a substantial majority of the time. In addition, each Fund, other than the Money Market Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, may purchase and sell financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, bond index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index or bond index futures contract is similar in economic effect, except that rather than being based on specified debt securities, it is based on a specified index of stocks or bonds and not the stocks or bonds themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.


Each Fund, other than the Money Market Fund, may write covered call and put options and may purchase put and call options on futures contracts of the type which that Fund is permitted to purchase and sell in accordance with its investment objective and investment program, and may enter into closing transactions with respect to such options on futures contracts written or purchased. An option to acquire a financial futures contract gives the purchaser thereof the right to assume a position in the underlying futures contract, and, therefore, can serve the same hedging function as owning the futures contract directly. A Fund may seek to close out (at its market price in the secondary market) a put option it has written before the option has expired. If the secondary market for that option is not liquid, however, a Fund must continue to be prepared to pay the strike price while the option remains outstanding, (regardless of price changes), and must continue to segregate liquid assets to cover this position.


None of the Funds will enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required to be on deposit as margin to secure its obligations under open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, would exceed 5% of the value of the Fund's total assets.

The use of futures contracts by these Funds entails certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices; possible reduction of a Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the futures contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If expectations regarding movements in securities prices, interest rates, or currency exchange rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Restricted Securities and Illiquid Investments

The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The S&P 500 Index Fund, Government Securities Fund, Money Market Fund and Total Return Fund will each not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund will each not purchase or otherwise acquire any investment, if as a result, more than 15% of its total assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").


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

The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Fund's board of directors or by the Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.


Borrowing


Each of the Funds may borrow the following amounts as a temporary measure to meet redemption requests or for extraordinary or emergency purposes that might otherwise require the untimely liquidation of securities: 20% for S&P 500 Index Fund; 33.33% for Income Fund, U.S. Equity Fund and Premier Growth Equity Fund; and 10% for all of the other Funds. The amounts are measured as a percent of total assets measured at market value at the time of the borrowing. The Funds may only borrow from banks except that the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may borrow by entering into reverse repurchase agreements.

From time to time, the International Equity Fund may increase its ownership of various investments by borrowing from banks and investing the borrowed funds (on which the Fund pays interest). The Fund may borrow only up to 10% of the value of its total assets, subject to the 300% asset coverage requirement under the 1940 Act. Purchasing investments with borrowed funds is a speculative investment method known as "leverage," that may subject the Fund to relatively greater risks and costs (which may include commitment fees and/or the cost of maintaining minimum average balances with the lender) than would otherwise be the case, including possible reduction of income and increased fluctuation of net asset value per share. A further discussion of borrowing is contained in the SAI.

Real Estate Investment Trusts

The S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, U.S. Equity Fund, Premier Growth Equity Fund and Value Equity Fund may invest in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Other Investment Companies

All of the Funds may invest up to 10% of their total assets in securities of other investment companies. However, no Fund may invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. Investments by the Funds (other than the Money Market Fund) in the Short-Term Fund is not considered an investment in another investment fund or investment company for purposes of this paragraph and the restrictions described above. To the extent a Fund invests in other investment companies, the Fund incurs certain duplicative fees and expenses, including investment advisory fees.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of a Fund is determined by adding the values of all securities, cash and other assets (including accrued but uncollected interest and dividends) of that Fund and subtracting all liabilities (including accrued expenses but excluding capital and surplus). Expenses, including investment advisory fees, are accrued daily. The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.

The value of each Fund's securities and assets, except those of the Money Market Fund and certain short-term debt securities held by the other Funds, is determined on the basis of their market values. All of the securities and assets of the Money Market Fund and debt securities having a remaining maturity of sixty days or less held by any of the other Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available, are valued at their fair market value as determined in good faith by, or under the authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI for more information.

                     PURCHASE AND REDEMPTION OF FUND SHARES


Pursuant to a distribution agreement dated October 24, 1997, GE Investment Services Inc. ("GEIS") acts without remuneration as the Fund's distributor in the distribution of the shares of each Fund. GEIS is a wholly-owned subsidiary of GEIM. GEIS is located at 3003 Summer Street, Stamford, CT 06905. GEIS has no obligation under the distribution agreement to sell any stated number of shares.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges. In the future, qualified pension and retirement plans may purchase and redeem shares of the Funds on a basis to be negotiated between the Company or GEIS or both and such plans.


For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Company any orders to purchase or redeem shares of the Fund(s) based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Company any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account purchases and redeems shares of each Fund at the Fund's net asset value per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Company from the Accounts for the purchase of shares of International Equity Fund or Global Income Fund may not be invested by these Funds until the day following the execution of such purchases. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Dividends and Distributions

It is the Company's intention to distribute, as dividends, substantially all of the net investment income, if any, from each of the Funds. All dividends of a Fund are subsequently reinvested in additional shares of that Fund at net asset value. For dividend purposes, net investment income of a Fund consists of all payments of dividends or interest received by that Fund less realized investment losses, if any, and estimated expenses. All net realized investment gains, if any, of a Fund are expected to be declared and distributed annually. Dividends attributable to the net investment income of the Funds other than the Money Market Fund are declared and paid annually. Dividends attributable to the net investment income of the Money Market Fund are declared daily and paid monthly.

Taxes

The Company believes that each of the Funds will qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986 (the "Code"). Since each Fund intends to annually distribute substantially all of its net income and gains to its shareholders, then under the provisions of Subchapter M, the Funds should have little or no income taxable to it under the Code. Distributions will be made, however, consistent with the Code's rules defining a regulated investment company.


Each Fund of the Company must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its assets in the securities of any one issuer (other than United States Government securities).

The Internal Revenue Service (the "Service") has ruled publicly that, for purposes of various of the requirements described above, an exchange-traded call option is a security and its issuer is the issuer of the underlying security, not the writer of the option. Also, the Service has ruled privately (at the request of a taxpayer other than the Funds) that, for purposes of the various requirements described above (1) certain instruments on stock indices (including exchange-traded options on a stock index, stock index futures, and options on stock index futures) are treated as securities, the issuers of which are the issuers of the stock underlying each index in proportion to the weighting of the stocks in the computation of the index, and (2) certain instruments on United States Government securities (including exchange-traded futures contracts, options, and options on futures contracts) are treated as securities, the issuer of which is the United States Government.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds.


Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment return of a Fund making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

Additional Tax Considerations. If a Fund failed to qualify as a regulated investment company, owners of variable life insurance and annuity contracts based on the Fund (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of variable life insurance and annuity contracts based on the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Advisers might otherwise believe to be desirable.

It is not feasible to comment on all of the federal tax consequences concerning the Funds. Since the shareholders of the Funds are currently limited to the Accounts, no further discussion of those consequences is included herein. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.


                            MANAGEMENT OF THE COMPANY


Board of Directors


The Company has a board of directors, the members of which are elected by the shareholders. A majority of the directors are not associated with GEIM, Life of Virginia or General Electric Company ("GE") or their affiliates. The directors are responsible for the overall management of the Company and their duties include reviewing the results of each Fund, monitoring investment activities and practices, and receiving and acting upon future plans for the Company.


Investment Adviser


GEIM, a wholly-owned subsidiary of GE, is the investment adviser and administrator for the Fund. It is registered under the Investment Advisers Act of 1940 and its principal office is located at 3003 Summer Street, Stamford Connecticut 06905. GEIM currently provides investment advisory services with respect to 30 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. As of June 30,1997, GEIM and GEIC managed assets in excess of $64 billion, including roughly $12 billion in mutual fund assets.


GEIM manages the investments of the Government Securities Fund, Money Market Fund, Total Return Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund and International Equity Fund determining which securities to buy and sell for each, selecting the brokers and dealers to effect the transactions,and negotiating commissions. In placing orders for securities transactions, GEIM's policy is to attempt to obtain the best overall terms available. Subject to this policy, GEIM may also allocate brokerage to broker/dealers based upon their sale of Life of Virginia variable life insurance and variable annuity contracts. GEIM has engaged investment sub-advisers to provide the day-to-day fund management of the S&P 500 Index Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund.


The Company has entered into an investment advisory and administration agreement (together, the "advisory agreements") with GEIM for each Fund, other than the Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund, effective May 1, 1997. The Company will enter into investment advisory and administration agreements (also, the "advisory agreements") with GEIM for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund that are intended to be effective November 15, 1997. Under these advisory agreements, GEIM or a sub-adviser provides a continuous investment program for each Fund's assets, including investment research and management. GEIM or a sub-adviser determines what investments will be purchased, retained or sold by the Funds and places purchase and sale orders for the Funds' investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also:
(1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) superv-


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


ises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

During the Company's fiscal year ended December 30, 1996, the total operating expenses incurred by the Funds (including the advisory fees), before reimbursement, represented 0.48% of the average net assets of the S&P 500 Index Fund, 0.67% of the average net assets of the Government Securities Fund, 0.15% of the average net assets of the Money Market Fund, 0.60% of the average net assets of the Total Return Fund, 1.50% of the average net assets of the International Equity Fund, and 1.07% of the Real Estate Securities Fund. During the Company's fiscal year ended December 30, 1996, its former investment adviser, reimbursed expenses in an amount representing 0.06% of the average net assets of the International Equity Fund.

Investment Sub-Advisers

SSGA is the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. SSGA is a division of State Street Bank and Trust Company ("State Street"). SSGA is located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $292 billion under management as of December 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.

Seneca, a limited liability company, is the investment sub-adviser for the Real Estate Securities Fund pursuant to an investment sub-advisory agreement effective July 24, 1997. Seneca is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca is a majority owned subsidiary of Phoenix Duff & Phelps Corporation ("Phoenix"). 40% of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining 60% is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Seneca's predecessor was founded in 1989 and Seneca currently manages approximately $4.3 billion in equity, fixed-income and real estate assets.

NWQ is the investment sub-adviser to the Value Equity Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. NWQ, located at 2049 Century Park East, Los Angeles, CA 90067, is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 50 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with 15 years of experience. It manages approximately $8.0 billion in assets.

GE Investments (US) Limited ("GEIUS") is the investment sub-adviser to the Global Income Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. Like GEIM, GEIUS is a wholly owned subsidiary of GE and is considered under common control with GEIM. GEIUS is located at Sweden House, 20 St. James' Street, London, SW1A 1ES, England and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.12 billion in assets.

Seneca, NWQ, GEIUS and SSGA manage the investments of the Real Estate Securities Fund, Value Equity Fund. Global Income Fund and S&P 500 Index Fund, respectively, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, the sub-advisers follow GEIM's policy of seeking to obtain the most favorable price and efficient execution available.

For their services, GEIM pays (out of the advisory fee that it receives) Seneca, NWQ, GEIUS, and SSGA monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages.


Compensation of Adviser and Sub-Advisers
(as a percentage of average net assets)

                                                                              Real                                         Premier
                     S&P 500  Government   Money    Total   International    Estate      Global     Value            U.S.   Growth
                      Index   Securities   Market   Return     Equity      Securities    Income    Equity   Income  Equity  Equity
                      Fund       Fund      Fund**    Fund       Fund          Fund        Fund      Fund     Fund    Fund    Fund
                      ----       ----      ------    ----       ----          ----        ----      ----     ----    ----    ----
Maximum Advisory Fee
Paid to GEIM (net
   of any Sub-Advisory
   Fee) *              .30%     .50%       .50%     .50%        1.00%        .425%        .55%     .1625%     .50%    .55%    .65%

Maximum Sub-
 Advisory Fee:*
   SSGA                .05%       --         --       --           --           --          --         --       --      --      --
   Seneca                --       --         --       --           --        .425%          --         --       --      --      --
   NWQ                   --       --         --       --           --           --          --     .4875%       --      --      --
   GEIUS                 --       --         --       --           --           --        .05%         --       --      --      --

MAXIMUM TOTAL
  ADVISORY FEE         .35%     .50%       .50%     .50%        1.00%         .85%        .60%       .65%     .50%    .55%    .65%




* The fees payable to GEIM in connection with the Money Market Fund, Government Securities Fund, Total Return Fund, International Equity Fund and Real Estate Securities Fund and the fees payable to SSGA, Seneca and NWQ in connection with the S&P 500 Index Fund, Real Estate Securities Fund, and Value Equity Fund are graduated so that increases in the respective Fund's average annual net assets may result in a lower fee and decreases in a Fund's average annual net assets may increase the fee.

** Although the advisory agreement provides for a fee of .50%, the Adviser has voluntarily agreed to waive a portion of the fee paid by the Money Market Fund so that the fee is equal to .25%.


See "Management of the Company" in the SAI for further information.

Portfolio Managers

Eugene K. Bolton leads a team of portfolio managers for the U.S. Equity Fund. He is an Executive Vice President and Director of GEIM and GEIC (GEIM and GEIC are referred to hereinafter together as "GE Investments"). Mr. Bolton also is responsible for the overall management of the domestic equity related process at GE Investments. He joined GE Investments in 1984, prior to which he served for twenty years in various financial management positions in GE. Mr. Bolton received a B.A. in business and management from Mundelein College.

Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse received his B.A. (summa cum laude) in economics from Washington University in St. Louis where he received the John M. Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Mr. Bosse is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

David B. Carlson, portfolio manager of the Premier Growth Equity Fund and the domestic equity portion of the Total Return Fund, joined GE Investments in 1982. Since that time, Mr. Carlson has held a variety of positions with GE Investments and currently is a Senior Vice President of GE Investments. Mr. Carlson received a B.A. in finance from Indiana University and is a Chartered Financial Analyst.


Ralph R. Layman leads a team of portfolio managers for the International Equity Fund and is also responsible for the international equity portion of the Total Return Fund. He joined GE Investments in 1991 and is an Executive Vice President and Director of GE Investments. Prior to joining GE Investments, he held positions over a twelve-year period with Northern Capital Management, Templeton Investment Counsel, Wausau Insurance Company and Rockwell International. Mr. Layman received a B.S. in economics and an M.S. in finance from the University of Wisconsin. He is a Chartered Financial Analyst and a founding member of the International Society of Financial Analysts.

Robert A. MacDougall leads a team of portfolio managers for the Government Securities Fund and the Income Fund and is also responsible for the debt portion of the Total Return Fund. He joined GE Investments in 1986 and has served in various financial management capacities with GE since 1973. Mr. MacDougall is an Executive Vice President and a Director of GE Investments. Mr. MacDougall received a B.B.A. and an M.B.A. from the University of Massachusetts.


David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. Mr. Shapiro received a B.A. from Columbia University and a J.D. from the University of Arizona.


William R. Wright, portfolio manager of the Global Income Fund, joined GE Investments in 1993, and assumed responsibility for GEIUS at its inception in 1995. He is also a Vice President of GE Investments. Prior to joining GE Investments, Mr. Wright worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Mr. Wright received his B.A. in political science/Asian studies from Wittenberg University and an M.B.A. in finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.


James B. May leads a team of portfolio managers for the S&P 500 Index Fund. Mr. May has been an investment officer and portfolio manager in the U.S. Structured Products Group of State Street since 1994. From 1991 to 1993, Mr. May served as an Investment Support Analyst in the U.S. Passive Services Group of State Street. Mr. May holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.


                             ADDITIONAL INFORMATION


Capital Stock

The Company is currently issuing eleven classes of capital stock with each representing interests in a different Fund. All shares of capital stock (including fractional shares) have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund in which they represent an interest. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

Contract Owner Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, Life of Virginia and GNA votes Fund shares held in an Account in accordance with instructions received from owners of variable life insurance and variable annuity contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of Funds differ (such as approval of an investment advisory agreement or a change in the fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by the Accounts for which no instructions are received are voted by Life of Virginia and GNA for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received.


Plan Participant Voting Rights


With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans if such participants have a voting interest in such plans.

Annual  Reports

The Fund's annual report to shareholders contains additional performance information that will be made available upon request and without charge.

Inquiries

Contract owner and plan participant inquiries should be sent to GE Investments Funds, Inc., 3003 Summer Street, Stamford, Connecticut 06905.

Custodian, Transfer and Dividend Paying Agent


Pursuant to a custody agreement with the Company, State Street serves as the Funds'custodian and transfer agent and also performs certain accounting services for the Company. These services include maintaining certain of the Company's books, accounts, journals and other records of original entry and performing certain daily functions related thereto, including calculating each Fund's daily net asset value. The principal office of State Street is 225 Franklin Street, Boston, MA 02110.



Legal Matters


Sutherland, Asbill & Brennan LLP of Washington, D.C. is Counsel for the Company. There are no material legal proceedings in which the Company is a party.

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the statement of additional information incorporated in this prospectus by reference in connection with the offering of shares of GE Investments
Funds, Inc., and if given or made, such other information or representations must not be relied upon as having been authorized by GE Investments Funds, Inc. This prospectus does not constitute an offer in any state in which, or to any person to whom, an offer may not lawfully be made.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           GE INVESTMENTS FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 24, 1997

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon matters discussed in the prospectus and should, therefore, be read in conjunction with the prospectus. To obtain a copy of a prospectus with the same date as this Statement of Additional Information, send a written request to GE Investments Funds, Inc., 3003 Summer Street, Stamford, Connecticut 06905, or call 800-493-3042.


                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


General Information                                                                                              3

  Prior History                                                                                                  3
  The Funds                                                                                                      4
  Portfolio Turnover Rate Calculation                                                                            6
  Performance Information                                                                                        7
Investment Practices and Restrictions                                                                            9

  Investment Practices                                                                                           9
  Investment Restrictions                                                                                       23

Management of the Company                                                                                       25

  Directors and Officers                                                                                        25
  AAI                                                                                                           27
  AAI Investment Sub-Advisers                                                                                   28
  AAI Reimbursement of Excess Operating Expenses                                                                29
  GEIM                                                                                                          29
  GEIM Investment Advisory Agreements                                                                           30
  GEIM Investment Advisory Fees                                                                                 31
  GEIM Investment Sub-Advisers                                                                                  32
  GEIM Investment Sub-Advisory Agreements                                                                       32
  GEIM Investment Sub-Advisory Fees                                                                             33
  Securities Activities of the Advisers                                                                         33
  Portfolio Managers                                                                                            33

Portfolio Transactions and Brokerage                                                                            35

Determination of Net Asset Value                                                                                35

Dividends and Distributions                                                                                     37

Redemption of Fund Shares                                                                                       37

Additional Information                                                                                          37

  Custodian, Dividend and Transfer Agent                                                                        37
  Independent Auditors                                                                                          38
  Legal Counsel                                                                                                 38
  Capital Stock                                                                                                 38
  Voting Rights                                                                                                 38
  Other Information                                                                                             39

Financial Statements                                                                                           F-1

Appendix A                                                                                                     A-1

Appendix B                                                                                                     B-1



                              GENERAL INFORMATION



GE Investments Funds, Inc. (the "Company") (formerly Life of Virginia Series Fund, Inc.) is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eleven separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.


Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged State Street Global Advisors ("SSGA") as the investment sub-adviser to provide day-to-day portfolio management to the S&P 500 Index Fund; has engaged Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management to the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and has engaged GE Investments
(US) Limited ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either SSGA, Seneca, NWQ or GEIUS in their respective roles.)


The Company currently offers each class of its capital stock to certain separate accounts (the "Accounts") of The Life Insurance Company of Virginia ("Life of Virginia"), Great Northern Insured Annuity Corporation ("GNA") or other life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by Life of Virginia, GNA or such other life insurers through the Accounts. The Company does not offer its stock directly to the general public. All but one of the Accounts is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany the prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The remaining Account is not registered as an investment company but a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany the prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock to other registered and unregistered separate accounts of Life of Virginia or GNA (or their affiliates) supporting other variable annuity contracts or variable life insurance contracts and directly to qualified pension and retirement plans.


Prior History


On May 1, 1993, pursuant to shareholder approval obtained on April 20, 1993, the names and the investment objectives, policies and fundamental restrictions of the S&P 500 Index Fund (prior to that time, the Common Stock Portfolio) and the Government Securities Fund, (prior to that time, the Bond Portfolio) were changed. The investment objective of the Common Stock Portfolio was intermediate and long-term growth of capital, with reasonable income a consideration. The Common Stock Portfolio sought to achieve this objective by investing principally in common stocks and securities convertible into or with rights to purchase common stocks. The investment objective of the Bond Fund was providing as high a level of income as is consistent with the preservation of capital. It sought to achieve this objective by investing primarily in corporate bonds and government obligations. From May 1, 1993 until April 30, 1997, the S&P 500 Index Fund was called the Common Stock Index Portfolio. On May 1, 1997, it changed its name (but not its investment objectives) to the S&P 500 Index Fund.

The Funds


The S&P 500 Index Fund(1) has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks comprising that index. The S&P 500 Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. Like the S&P 500 Index, the S&P 500 Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index. From time to time, adjustments will be made in the S&P 500 Index Fund's holdings due to changes in the composition or weightings of issues comprising the S&P 500 Index. For the year ended December 30, 1996, the portfolio turnover rate for the S&P 500 Fund was 63.06%. For the year ended December 31, 1995, the portfolio turnover rate for the S&P 500 Index Fund was 14.58%.

The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other general money market instruments (as defined in the prospectus). The Government Securities Fund invests at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. For the year ended December 30, 1996, the portfolio turnover rate for the Government Securities Fund was 322%. For the year ended December 31, 1995, the portfolio turnover rate for the Government Securities Fund was 130.64%.


The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in good quality money market securities. Such securities include: (1) debt obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof ("U.S. Government Securities") and related custody receipts, (2) debt obligations of U.S. and foreign banks, (3) repurchase agreements with banks and government securities dealers, (4) commercial paper and notes, (5) other short-term debt obligations issued or guaranteed by U.S. or foreign corporations, state and municipal governments or other issuers, and (6) dollar-denominated debt obligations issued or guaranteed by foreign governments or supranational entities.

----------


1 Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's ("S&P"), and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or by investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. This Fund invests in common stocks and other equity securities including preferred stock, securities convertible or exchangeable into common stock, rights and warrants, foreign equity securities and securities of real estate investment trusts ("REITs"). This Fund also invests in general money market instruments, U.S. Government securities, marketable domestic and foreign corporate debt obligations, debt obligations of foreign governments and their agencies and instrumentalities, floating rate and variable rate instruments, zero coupon bonds, custody receipts, mortgage-backed and asset-backed securities (including mortgage dollar rolls), options on securities and securities indicies, financial futures contracts (and options thereon), municipal obligations, forward foreign currency exchange contracts, currency and interest rate swaps, and structured or indexed securities.

There are no percentage limitations on the types of securities in which the Total Return Fund may invest, so from time to time it may invest entirely in stocks, entirely in bonds, entirely in money market instruments, or in any combination of these types of securities in accordance with the sole discretion of the Adviser and the board of directors of the Company. At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by a nationally recognized rating service such as S&P or Moody's Investors Service, Inc. ("Moody's"). The portfolio turnover rate for the year ended December 30, 1996, was 144.02%. Stocks in the Fund had a turnover ratio of 81.02%. Bonds in the portfolio had a turnover ratio of 385.43%. The portfolio turnover rate for the year ended December 31, 1995, was 105.56%. Stocks in the Fund had a turnover ratio of 154.74%. Bonds in the portfolio had a turnover ratio of 51.62%.

The International Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in foreign equity and equity-related securities which the Adviser believes have long-term potential for capital growth. For the year ended December 30, 1996, the portfolio turnover rate for the International Equity Fund was 149.72%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the International Equity Fund was 58.11% on an annualized basis.

The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate. For the year ended December 30, 1996, the portfolio turnover rate for the Real Estate Securities Fund was 30.36%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the Real Estate Securities Fund was 54.43% on an annualized basis.


The Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in foreign and domestic income-bearing debt securities and other foreign and domestic income-bearing instruments. Such investments may be denominated or quoted in foreign currencies or U.S. dollars. The anticipated portfolio turnover rate for the Global Income Fund is approximately 250%.


The Value Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that the Adviser believes are undervalued by the market place at the time of purchase and offer the potential for above-average growth of capital. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in convertible preferred stock and debt securities. The anticipated portfolio turnover rate for the Value Equity Fund is approximately 100%.


The Income Fund has the investment objective of providing maximum income consistent with prudent investment management and preservation of capital. The Fund seeks to achieve this objective by investing primarily in income-bearing debt securities and other income-bearing instruments. Capital appreciation with respect to the Income Fund's portfolio securities may occur but is not an objective of the Fund.

In seeking to achieve its investment objective, the Income Fund invests in the following types of income-bearing debt securities and instruments: U.S. Government securities; obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage-backed and asset-backed securities (including, mortgage dollar rolls, adjustable rate mortgage related securities, collateralized mortgage obligations, government stripped mortgage related securities and receivable-backed securities); zero coupon bonds; floating rate and variable rate instruments; and general money market instruments. Under normal market conditions, the Fund may invest a substantial portion of its total assets in general money market instruments. The Income Fund also may invest in depository receipts and in structured or indexed securities. The anticipated portfolio turnover rate for the Income Fund is approximately 300%.


The U.S. Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights. The U.S. Equity Fund typically invests in equity securities that are issued by U.S. companies and traded on U.S. securities exchanges, in the U.S. over-the-counter market or in non-public transactions. The Fund may also invest up to 15% of its total assets in foreign securities.


In managing the assets of the U.S. Equity Fund, the Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that have low price-to-earnings ratios, or high yields, or that sell for less than the issuer's intrinsic value as determined by the Adviser, or that appear attractive on a dividend discount model. The U.S. Equity Fund generally sells these securities when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Fund holds these securities until the Adviser determines that their growth prospects diminish or that they have become overvalued when compared with other investments. The anticipated portfolio turnover rate for the U.S. Equity Fund is approximately 50%.


The Premier Growth Equity Fund has the investment objective of providing long-term growth of capital as well as future (rather than current) income. The Fund seeks to achieve this objective by investing primarily in "growth-oriented" equity securities. Such equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights.


The Premier Growth Equity Fund seeks to acquire principally equity securities of companies that offer long-term potential for growth of capital. Such companies typically possess one or more of a variety of characteristics, including: (1) high quality products and/or services, (2) strong balance sheets, (3) sustainable internal growth, (4) superior financial returns, (5) competitive position in its industry, and (6) shareholder oriented management. Although the Fund may invest in securities of issuers of varying sizes, as measured by assets, sales or capitalization, a majority of its assets are invested, under normal market conditions, in securities of companies with relatively large capitalizations. In addition, the Fund normally invests in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund generally is diversified over a cross-section of industries. The anticipated portfolio turnover rate for the Premier Growth Equity Fund is approximately 50%.

Portfolio Turnover Rate Calculation


The turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Company to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown above. Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund.


                             PERFORMANCE INFORMATION

Yield and total return figures are based on historical earnings and are not intended to indicate future performances.

Money Market Fund Yield

From time to time the Company may publish the yield and effective yield of shares of the Money Market Fund in advertisements, sales literature or reports to shareholders. "Current yield" is based upon the income that a hypothetical investment in shares of the Money Market Fund would earn over a stated seven-day period. This amount is then "annualized" by assuming that the amount of income generated over that week is generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund's "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. For any stated period, the effective yield is slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

The yield for the Money Market Fund is computed by (a) determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Company may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

Yield For Other Funds

From time to time the Company may publish the yield for Funds other than the Money Market Fund in advertisements, sales literature or reports to shareholders. A Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on the market value of such obligations (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis). Yield quotations are computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period.

The 30-day yield figure is calculated for a share of a Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

                            Yield = 2[(a-b + 1)6 - 1]
                                       ---
                                       c d

Where:

      a =   dividends and interest earned during the period.

      b =   expenses accrued for the period (net of reimbursement).

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

      d =   the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result is likely to occur.

Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of a Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

Average Annual Total Returns

From time to time the Company may publish a Fund's "average annual total return" in advertisements, sales literature and reports to shareholders. Average annual total return represents the average annual compounded rates of return over one, five and ten-year periods, or other periods, or over the life of the Fund. An average annual total return figure shows an average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the period, reflects changes in the price of a share and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The "average annual total return" figures for a Fund are computed according to the following formula prescribed by the SEC:

                                 P(1 + T)n = ERV

Where P     =     a hypothetical initial payment of $1,000;

      T     =     average annual total return;

      n     =     number of years; and

      ERV   =     Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5 or 10-year period at the end of a 1, 5 or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Other Total Returns

The Company also may publish a Fund's "aggregate total return" in advertisements, sales literature and reports to shareholders. Aggregate total return represents the cumulative change in value of an investment in a Fund for a specific period and reflects changes in the Fund's share price and reinvestment of dividends and distributions. Aggregate total return is shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total returns are generally greater.

The "aggregate total return" figures represent the cumulative change in the value of an investment in a Fund for the specified period are computed by the following formula:

                        Aggregate Total Return = ERV - P
                                                 -------
                                                    P

      Where P  =  a hypothetical initial payment of $1,000; and

      ERV      =  Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5 or 10-year period at the end of the 1, 5 or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The Company also may publish the actual annual and annualized total return performance data for various periods of time, which is shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally is lower than average annual total return data, because it does not reflect compounding of return.

Comparative Performance Information

In addition, the Company may from time to time publish performance of its Funds relative to certain performance rankings and indices. In particular, the Company may compare or contrast a Fund's performance with: (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indices such as the S&P 500 Index and the Dow Jones Industrial Average, or (3) other appropriate indices of investment securities or with data developed by GEIM derived by from those indices. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, BusinessWeek, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money Magazine, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare or contrast a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Funds. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Company may, in it's discretion, from time to time make a list of the Fund's holdings available to investors upon request.


                      INVESTMENT PRACTICES AND RESTRICTIONS

Investment Practices

The policies by which the Funds will pursue their objectives are generally set forth in the prospectus. This section is intended to augment the explanation found in the prospectus.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Company will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Company's custodian bank in which it will maintain cash or liquid assets equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities.

Lending of Portfolio Securities. The Funds may from time to time lend securities each Fund holds to brokers, dealers and financial institutions, up to a maximum of 20% (30% for the Income Fund, U.S. Equity Fund and Premier Growth Equity
Fund) of the total value of each Fund's assets. Such loans are secured by collateral in the form of cash or other liquid assets, which at all times while the loan is outstanding, is maintained in an amount at least equal to the current market value of the loaned securities. The Funds continue to receive interest and dividends on the loaned securities during the term of the loans, and, in addition, receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Funds also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, is given to either party. When a loan is terminated, the borrower returns the loaned securities to the Company. The Company does not have the right to vote securities on loan, but may terminate the loan and regain the right to vote if that were important with respect to the investment.

For tax purposes, the dividends, interest and other distributions which the Company receives on loaned securities may be treated as other than qualified income for the 90% test discussed under "Taxes" in the prospectus. The Company intends to lend portfolio securities only to the extent that this activity does not jeopardize a Fund's status as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, a Fund makes loans of securities only to firms the Adviser (under the supervision of the board of directors) deems creditworthy.

Convertible Securities. Each Fund, other than the Money Market Fund and S&P 500 Index Fund, may each invest in one or more types of convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt security. In evaluating a convertible security, an Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which these Funds may invest are subject to the same rating criteria as each portfolio's investment in non-convertible debt securities.


Warrants. The U.S. Equity Fund, Premier Growth Equity Fund, Income Fund, International Equity Fund, Total Return Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may each invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Foreign Investments. Investing in foreign securities (including securities denominated or quoted in foreign currency) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.


Since investments in foreign securities may involve currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.


Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Government Securities Fund, Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

The Government Securities Fund, Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Government Securities Fund, International Equity Fund, Total Return Fund and Global Income Fund also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

Each of the Funds may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.


The Company's custodian will segregate cash or other liquid assets in an amount equal to the value of a Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.


While the Government Securities Fund, Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the Government Securities Fund, International Equity Fund, Total Return Fund and Global Income Fund enter into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

Writing and Purchasing Currency Call and Put Options. The Total Return Fund, Income Fund, U.S. Equity Fund, International Equity Fund and Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. These Funds also may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if a pattern of correlation exists between the values of the currencies. In addi-tion, these five Funds may purchase call options on currency when the Adviser anticipates that the foreign currency will appreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." These Funds also are able to enter into closing sale transactions in order to realize gains or minimize losses on options that either purchases.

A Fund normally purchases call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by either are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund ordinarily realizes a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund realizes either no gain or a loss on the purchase of the call option.

A Fund normally purchases put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

In addition to using options for the hedging purposes described above, the Total Return Fund, International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. It may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

The Total Return Fund, International Equity Fund and Global Income Fund normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. They ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. It would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise it would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated With Options on Currency. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it is not possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it is not able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The Total Return Fund, Income Fund, U.S. Equity Fund, International Equity Fund and Global Income Fund may purchase and write over-the-counter options to the extent consistent with their limitations on investments in illiquid investments. See "Investment Restrictions." Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Funds. See "Investment Practices" in the Prospectus.


Interest Rate and Currency Swaps. The Total Return Fund, International Equity Fund and Global Income Fund may enter into currency swaps for hedging purposes and to increase total return. The Total Return Fund and Global Income Fund may enter into interest rate swaps for these purposes. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Company and the Adviser believe that swaps do not constitute senior securities as defined in the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Company's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by the Total Return Fund, and Global Income Fund pursuant to an interest rate swap will be segregated with the Company's custodian. These Funds do not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investments subject to a Fund's limitation on such investments. See "Investment Practices" in the prospectus.


Options on Securities and Securities Indices. Each Fund, other than the Money Market Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with its custodian cash, or other liquid assets with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or liquid assets with the Company's custodian in the same manner as written puts are covered.

Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

Each Fund, other than the Money Market Fund, may also write exchange-traded covered call and put options on securities indices that correlate with its particular portfolio securities. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a securities index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

When a Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."


Call or put options on a securities index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its futures commissions merchant ("FCM") as collateral, cash or other liquid assets equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.


Securities indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, other than the Money Market Fund, may purchase call and put options on securities in which it may invest for the purposes described in the Prospectus.

These Funds may also purchase put or call options on securities indices in order to (i) hedge against anticipated changes in stock prices that may adversely affect the prices of securities that they intend to purchase at a later date,
(ii) hedge their investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, these Funds may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, a Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Each Fund, other than the Money Market Fund, may use options traded on a national securities exchange. Each also may use over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, these Funds may enter into contracts with the dealers with whom they write over-the-counter options. The contracts will provide that the Funds have the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a Fund plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." The Company's board of directors has established standards of creditworthiness for these dealers.

Financial Futures Contracts. Each Fund, other than the Money Market Fund, in accordance with its investment objective, investment program, policies, and restrictions may purchase and sell financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, currency exchange rates, overall prices of securities in which it may invest, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity, bond or foreign currency markets. Each Fund, other than the Money Market Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, also may purchase and sell financial futures contracts to earn additional income or otherwise seek to increase total return.

Financial futures contracts consist of interest rate futures contracts, bond index futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract or a bond index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks or bonds and not the stocks or bonds themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts on Government National Mortgage Association ("GNMA") Certificates, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, short-term U.S. Treasury Notes, and bank certificates of deposit.

Stock index or bond index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock or bond index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may use those indices which are appropriate to its hedging strategies.

A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC. Futures contracts traded over-the-counter are not designated or regulated by the CFTC.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions on the exchange and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. No clearing organization exists in connection with futures contracts traded in the over-the-counter market. Consequently, there is an increased risk that counterparties may fail to perform their obligations to a Fund under a futures contract and that the Fund may not be able to close out the position related to the contract.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equalling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."


Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.


Options on Financial Futures Contracts. Each Fund, other than the Money Market Fund, may also purchase call and put options on financial futures contracts and write covered call and put options on financial futures contracts of the type which the particular Fund is authorized to enter into. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the same purposes as they may each purchase or sell financial futures contracts.


Options on financial futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.


Certain Additional Risks of Options and Financial Futures Contracts. In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases, the options or financial futures contracts used may be based on securities or currencies which, or stock or bond indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts and options thereon, and stock or bond index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock or bond indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities.

Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock or bond indices. A Fund in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on securities indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock or bond index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock or bond index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock or bond index call options written also pose another risk as hedging tools. Because exercises of securities index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a securities index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.


Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter futures and options contracts. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.


In addition, FCMs or brokers in many circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Custodian, Dividend and Transfer Agent," in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of an FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon, and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Borrowing. Each of the Funds may borrow the following amounts as a temporary measure to meet redemption requests or for extraordinary or emergency purposes that might otherwise require the untimely liquidation of securities: 20% for S&P 500 Index Fund; 33.33% for Income Fund, U.S. Equity Fund and Premier Growth Equity Fund;

and 10% for all of the other Funds. The amounts are measured as a percent of total assets measured at market value at the time of the borrowing. The Funds may only borrow from banks except that the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may borrow by entering into reverse repurchase agreements.

From time to time the International Equity Fund may increase its ownership of investments by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the prospectus. The Fund may not borrow more than 10% of the value of its assets for this purpose and may not borrow unless the value of its assets, less its liabilities other than borrowing, is equal to at least 300% of all borrowings, including any additional proposed borrowings. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund must, within three days, reduce its borrowing to the extent necessary to meet the coverage requirement and may have to sell a portion of its investments at an inopportune time. Borrowing for investment increases both investment opportunity and risk. Interest on borrowed money is an expense that the Fund would not otherwise incur, so that it may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value tends to increase and decrease more when portfolio investments increase and decrease than would otherwise be the case.

Lower-Rated, Lower Quality Debt Instruments. Up to 30% of the total assets of the Total Return Fund; 35% of the total assets of the Real Estate Securities Fund; 15% of the total assets of the Value Equity Fund. 25% of the total assets of the Global Income Fund; and 5% of the International Equity Fund, U.S. Equity Fund and Premier Growth Equity Fund, may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Up to 10% of the total assets of the Income Fund may be invested in debt instruments that are rated in the fifth or sixth highest rating categories. Up to 10% of the total assets of the Global Income Fund may be invested in debt instruments that are rated lower than the five highest rating categories. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e. investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Fund, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e. those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Company anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Company to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Company's board of directors. This valuation is more difficult and judgement plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Real Estate Securities Fund, Value Equity Fund, Global Income Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Company has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

Zero Coupon Bonds. The Government Securities Fund, Total Return Fund, Income Fund, U.S. Equity Fund, Global Income Fund and Value Equity Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying interest. As a result, zero coupon bonds are generally traded at a significant discount from their face value. The discount approximates the present value of interest that the bonds would have accrued and compounded over the period until maturity.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferral of interest (and sometimes principal) payments. Companies that issue zero coupon bonds often do not have the capacity to pay current interest and so are likely to be poorer credit risks than other issuers. In addition, the market prices of zero coupon bonds are likely to be more volatile and to fluctuate to a greater degree in response to interest rates than the market prices of interest-bearing bonds having similar maturities and credit quality. Zero coupon bonds entail the disadvantage that cash cannot be generated from them prior to the maturity or payment date except by liquidating them at a discount. Similarly, if the issuer of a zero coupon bond defaults, the Fund may obtain no return on its investment.

Mortgage-Backed and Asset-Backed Securities. The Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurance of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Government Stripped Mortgage Related Securities. The Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than that of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.


Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Fund will be able to purchase or sell a government stripped mortgage related security at any time in the future. The Funds only purchase such securities if a secondary market exists for the securities at the time of purchase. Except for certain government stripped mortgage related securities derived from fixed rate FHLMC and FNMA certificates meeting certain liquidity requirements established by the Company's Board of Directors, the Funds treat government stripped mortgage related securities as illiquid investments.


Adjustable Rate Mortgage Related Securities. The Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Mortgage Obligations. The Government Securities Fund, Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Government Securities Fund may use principal payments it receives to purchase additional GNMA Certificates or other investments. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Government Securities Fund may reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.

Investment Restrictions

Fundamental Restrictions. Each class of capital stock of the Company represents interests in a separate Fund of the Company. The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change. Except where otherwise noted, each Fund may not:

1. Issue senior securities except: (a) to the extent that borrowings under paragraph (10) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options and futures contracts.


2. As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). For purposes of this restriction, an issuer includes the government (including agencies and instrumentalities thereof) of any country other than the United States. This restriction does not apply to the Global Income Fund.


3(a). For Funds other than Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements.


3(b). The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not purchase more than 10% of the voting securities of any single issuer or more than 10% of the outstanding securities of any class of any single issuer, except that this restrictions does not apply to: (i) U.S. Government securities, or (ii) up to 25% of the total assets of these three Funds. For the purposes of this restriction, a foreign government and its agencies and instrumentalities are treated as a single issuer.

4. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. For purposes of this restriction, the term industry includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). This restriction does not apply to the Real Estate Securities Fund.


5. Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

6. Purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, the Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund or Global Income Fund.

7. Purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

8. Make loans, except as provided in (9) below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).


9. Lend its portfolio securities in excess of 20% of its total assets (30% of total assets for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund), taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund's guidelines.

10. Borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund; 33.33% in the case of Income Fund, U.S. Equity Fund, Premier Growth Equity Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For these purposes, the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund also may borrow via reverse repurchase agreements. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments.


11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or
       (b) in connection with investments of certain Funds in options and futures contracts.

12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

13. Invest more than 10% of its net assets (15% of total assets for the International Equity Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund and Global Income Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

Nonfundamental Restrictions. The Company has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the board of directors without shareholder approval. Under these restrictions, each Fund may not:

1. Invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value,would be invested in such securities. This restriction is not applicable to the Total Return Fund, S&P 500 Index Fund, International Equity Fund, Value Equity Fund, Income Fund, Premier Growth Equity Fund and Global Income Fund.

2. Purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investment by the Funds in shares of GEI Short-Term Investment Fund as permitted by an exemptive order issued by the SEC.

3. Purchase or sell interests in commodities, or commodity contracts, except that certain Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

4. Invest more than 30% (35% for the Real Estate Securities Fund) of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's.

5. The Money Market Fund may not invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank).

6. The S&P 500 Index Fund, Total Return Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund and Global Income Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.


7. Make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This restriction does not apply to the International Equity Fund.

8. The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund holds the securities sold short or may obtain such securities (in an amount equal to the short position) without payment of any consideration.


                            MANAGEMENT OF THE COMPANY

Directors and Officers

The directors and officers of the Company and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 3003 Summer Street, Stamford, CT 06905.

Names, Positions, and Addresses of Directors and Officers of the Company
 Occupation During the Past 5 Years

Michael J. Cosgrove*, Director

       President, GE Mutuals since 1997. Executive Vice President, Mutual Funds, GEIM and GEIC, since 1993. Executive Vice President and Director of GEIM and Director of GEIC, since 1988. Executive Vice President, Finance and Administration, GEIM and GEIC, 1988-1993. Trustee, GEFunds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

John R. Costantino, Director
150 East 58th Street
New York, NY 10055

       Managing Director, Walden Partners, Ltd., since 1992. President, CMG Acquisition Corp., Inc., since 1988. Vice Chairman, Acoustiguide Holdings, Inc., since 1989. President CMG/IKH, Inc., since 1991. Director since 1991: Crossland Federal Savings Bank; Brooklyn Bancorp, Inc. 1991 - 1996; IK Holdings, Inc.; I. Kleinfeld & Son, Inc.; and High Performance Appliances, Inc. ("HPA"), Ltd. Director, Lancit Media Productions, Ltd., since 1995. Partner, Costantino Melamede-Greenberg Investment Partners, 1987-1992. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (regis-tered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996, Clayton Group, Inc., since 1996.


William J. Lucas, Director
Fairfield University
North Benson Road
Fairfield, CT 06480


         Vice President and Treasurer, Fairfield University, since 1983. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

Robert P. Martin, Jr., Director
115 Granite Avenue
Richmond, VA 23226

       Self-employed investment consultant, since 1985.


J. Clifford Miller, III, Director
372 Lexington Road
Richmond, VA 23226


       Vice President - Investments, Davenport & Co. LLC., since 1992; Self Employed Consultant from 1988 to 1992; Director, Miller Manufacturing Co., Inc., from 1977 to 1990; General Partner, Miller Land Company, 1987
       - 1996; Manager, Miller Properties, L.L.C., since, 1996.


Lee A. Putney, Director
4208 Sulgrave Road
Richmond, VA


       Director, Regency Financial Shares, Inc., since 1989 Chairman from 1989 - 1992; Chairman of Board of Directors, Regency Bank, since 1987, Chairman from 1987 -1992.

J. Garnett Nelson*, Director
Route 1, Box 195
Montpelier, VA  23192

       President, Mid-Atlantic Holdings, L.L.C. since 1995; Senior Vice President 1988-1995 and Director 1989-1995, The Life Insurance Company of Virginia; Director RAC Income Fund, Inc. since 1991; Director, Lawyers Title Corporation, 1991-1996.

Robert P. Quinn, Director
45 Shinnecock Road
Quogue, NY 11959

       Retired, Saloman Brothers, Inc., since 1983. Director, GP Financial Corp., since 1994. Director, The Greenpoint Savings Bank, since 1987. Trustee, GE Funds (registered investment company), since 1992. Trustee, Variable Investment Trust (registered investment company), since 1994. Trustee, GE LifeStyle Funds (registered investment company), since 1996.

Paul E. Rutledge*, President and Director
6610 W. Broad Street
Richmond, VA 23230

       President and Chief Operating Officer of The Life Insurance Company of Virginia since 1992.

Jeffrey A. Groh*, Treasurer

       Vice President, Operations of GEIM and GEIC since January 1997, and Treasurer and Controller of GEIM and GEIC since August 1994; prior to August 1994, was a Senior Manager in Investment Company Services Group and certified public account with Price Waterhouse LLP.

Matthew J. Simpson*, Secretary


       Vice President, Associate General Counsel and Assistant Secretary of GEIM and GEIC since October 1992; attorney with the law firm of Baker &McKenzie, April 1991 to October 1992; prior to April 1991 was an attorney with the law firm of Spengler Carlson Gubar Brodsky & Frischling.

----------

* Directors and officers identified with an asterisk are considered "interested persons" of the Company as that term is defined in the 1940 Act because of their employment or other affiliation with Life of Virginia and/or GEIM.


Directors or officers who are interested persons of the Company do not receive any compensation from the Company for their services to the Company. The directors who are not interested persons of the Company receive compensation from the Company at a rate of $6,000 annually, plus $500 per meeting attended in person and $250 per telephone meeting. In addition, directors who are not interested persons of the Company are reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Company. During 1996 the Company paid directors' fees of $16,868 to the directors who were not interested persons of the Company.

                         Table Of Directors Compensation


                                               Aggregate Compensation
Name of Director                                  From the Company

Mr. W. Chandler                                         $3,250

Mr. J. Leard                                            $3,500

Mr. R. Martin                                           $3,500

Mr. C. Miller                                           $3,500

Mr. G. Nelson                                                0

Mr. J. Palmer                                                0

Mr. L. Putney                                           $3,500

Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expenses for pension or retirement benefits. Mr. Chandler, Mr. Leard and Mr. Palmer are no longer directors of the Company. Mr. Cosgrove, Mr. Costantino, Mr. Lucas and Mr. Rutledge became directors in 1997 and therefore received no compensation from the Company in 1996.

AAI


Prior to May 1, 1997, Aon Advisors, Inc. ("AAI") served as investment adviser to the Company and the Money Market Fund, S&P 500 Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund and Real Estate Securities Fund pursuant to a series of investment advisory agreements between the Company and AAI. AAI Corporation, a wholly owned subsidiary of Aon Corporation, is located at 123 N. Wacker Drive, Chicago, Illinois 60606. Aon, a publicly owned Delaware corporation, is an insurance holding company organization principally engaged through subsidiaries in the insurance and insurance brokerage business. The duties and responsibilities of AAI were specified in the Investment Advisory Agreement ("AAI Agreement") between the Company and AAI covering each of the foregoing Funds and by substantially identical additional agreements ("AAI Additional Agreements") covering the International Equity Fund and Real Estate Securities Fund.

AAI furnished an investment program for the Money Market Fund, Government Securities Fund, S&P 500 Index Fund and Total Return Fund, was responsible for the actual managing of the investments of such Funds and had responsibility for making decisions governing whether to buy, sell or hold any particular security. As described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca, as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund. In addition to performing management duties and providing the investment advice described above, AAI was responsible for the administrative services in connection with the management of the Company and the Funds, including financial reporting.

Under the AAI Agreement and AAI Additional Agreements, AAI received investment advisory fees as compensation for its services. The fees were the same as the fees under the company's investment advisory agreements with GEIM.

For the fiscal year ended December 31, 1994, the total advisory fee paid was $326,133 of which $51,712 was paid by the S&P 500 Index Fund, $49,571 was paid by the Government Securities Fund, $114,126 was paid by the Money Market Fund, and $110,724 was paid by the Total Return Fund. For the fiscal year ended December 31, 1995, the total advisory fee paid was $834,124 of which $148,409 was paid by the S&P 500 Index Fund, $88,566 was paid by the Government Securities Fund, $201,711 was paid by the Money Market Fund, $250,070 was paid by the Total Return Fund, $79,321 was paid by the International Equity Fund, and $66,047 was paid by the Real Estate Securities Fund.

For the fiscal year ended December 30, 1996, the total advisory fee paid was $1,822,519 of which $336,589 was paid by the S&P 500 Index Fund, $129,056 was paid by the Government Securities Fund, $552,126 was paid by the Money Market Fund, $405,779 was paid by the Total Return Fund, $237,088 was paid by the International Equity Fund, and $161,881 was paid by the Real Estate Securities Fund.

AAI Investment Sub-Advisers

Pursuant to sub-advisory agreements (the "AAI Sub-Advisory Agreements"), AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

Perpetual, a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and has its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ.

Seneca was (and still is) the investment sub-adviser for the Real Estate Securities Fund. Seneca is at 909 Montgomery Street, San Francisco, CA 94133. Seneca is a majority owned subsidiary of Phoenix Duff & Phelps Corporation ("Phoenix"). 40% of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining 60% is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Seneca currently manages approximately $4.3 billion in equity, fixed-income and real estate assets.

For their services, AAI paid Perpetual and Seneca monthly compensation in the form of an investment sub-advisory fee. The fee was paid by AAI monthly and was based upon the average daily net assets (see "Purchase and Redemption of Fund Shares") of the Fund that each sub-adviser managed, at the following annual rates:


     International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.

     Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

For the fiscal year ended December 30, 1996, AAI paid Perpetual $118,544 and Seneca $80,941 in sub-advisory fees. For the fiscal period ended December 31, 1995, AAI paid Perpetual $39,660 and Seneca $33,023 in sub-advisory fees.


AAI Reimbursement of Excess Operating Expenses

Under the AAI Agreement and the AAI Additional Agreements, any operating expenses allocable to the following Funds of the Company for the 1994, 1995 and 1996 fiscal years that exceeded the amounts indicated below, AAI reimbursed the Company for the excess:

     (1) With respect to the Government Securities Fund, the Total Return Fund and the Real Estate Securities Fund, 1.5% of the first $30,000,000 of the average daily net assets of each of those portfolios and 1% of the amount by which the average daily net assets of each of those Funds exceed $30,000,000.

     (2) With respect to the Money Market Fund and the S&P 500 Index Fund, 0.75% of the average daily net assets of each of those Funds.

     (3) With respect to the International Equity Fund, 1.75% of the first $30,000,000 of the average daily net assets of the portfolio and 1% of the amount by which the average daily net assets of the Fund exceeds $30,000,000.

Effective July 1, 1995, on a voluntary basis, AAI also agreed to reimburse the International Equity and Real Estate Securities Funds annually for expenses in excess of the following amounts: International Equity Fund, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Fund, 1.25% of the first $30 million of average daily net assets. For purposes of this reimbursement formula, "operating expenses" did not include attorneys' fees, court judgements, decrees or awards, or any other litigation costs in legal actions involving the Company, or costs related to indemnification of directors, officers or employees of the Company where such costs were not covered by director and officer liability insurance.

Expenses that were reimbursable as described above, if any, were calculated daily and credited to the Company on a monthly basis.


For the fiscal year ended December 31, 1994, total reimbursements paid to the Company by AAI amounted to $53,529, all of which pertained to the S&P 500 Index Fund. For the fiscal year ended December 31, 1995, total reimbursements paid to the Company amounted to $72,688. Of this amount, $49,516 pertained to the International Equity Fund and $23,172 pertained to the Real Estate Securities Fund. For the fiscal year ended December 30, 1996, total reimbursements paid to the Company by AAI amounted to $14,412 all of which pertained to the International Equity Fund.


GEIM


GEIM serves as the Company's investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company ("GE"). GEIM currently provides investment advisory services with respect to 30 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. As of June 30, 1997, GEIM and GEIC managed assets in excess of $64 billion, including roughly $12 billion in mutual fund assets.

GEIM Investment Advisory Agreements

The duties and responsibilities of GEIM are specified in investment advisory and administration agreements (the "advisory agreements") between GEIM and the Company on behalf of each Fund. Under the advisory agreements, GEIM provides a continuous investment program for each Fund's assets, including investment research and management. GEIM determines what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the advisory agreements. The advisory agreements obligate GEIM to provide services in accordance with each Fund's investment objectives, policies and restrictions as stated in the Company's current registration statement, as amended from time to time, and to keep the Company informed of developments materially affecting each Fund, including furnishing the Company with whatever information and reports that the board of directors reasonably request.

Other than those expenses expressly assumed by GEIM, as described above, each Fund is responsible under the advisory agreement relating to it for paying all expenses incurred in its operations and all of the Company's general administrative expenses allocated to it. These include, but are not limited to:
(1) share redemption expenses, (2) shareholder servicing costs, (3) expenses of any shareholder servicing plans or distribution plans adopted by the board of directors, (4) custody expenses, (5) transfer agency and recordkeeping expenses,
(6) brokerage fees and commissions, (7) taxes, (8) federal and state registration fees, (9) expenses of preparing, printing and distributing prospectuses to regulators and existing shareholders, (10) expenses of shareholder and board of directors meetings, (11) fees of disinterested directors, (12) expenses of preparing and distributing proxy materials, (13) fees of parties unaffiliated with GEIM for valuing portfolio securities and computing net asset values for Funds, (14) legal fees, (15) auditors fees, (16) insurance premiums, and (17) membership dues in industry associations.

The advisory agreements permit GEIM, subject to the approval of the board of directors and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under one or more of the advisory agreements. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.

The advisory agreements provide that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The advisory agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEIM's services pursuant to the agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.


The advisory agreements for the S&P 500 Index Fund, Government Securities Fund, Money Market Fund, Total Return Fund, International Equity Fund and Real Estate Securities Fund were each approved by the board of directors (including a majority of independent directors) at a meeting held for that purpose on January 29, 1997 and by the shareholders at meetings held on April 16, 1997. The advisory agreements for the Value Equity Fund and Global Income Fund were approved by the board of directors (including a majority of the independent directors) at a meet-ing held for that purpose on April 23, 1997 and by the sole initial shareholder of these Funds on April 29, 1997. Each of the foregoing advisory agreements are effective as of May 1, 1997 and continue in effect for their respective Fund for an initial term ending April 30, 1999, and will continue from year to year thereafter, subject to approval annually by (a) the board of directors or a vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreements for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund were approved by the board of directors (including a majority of the independent directors) at a meeting held for that purpose on June 4, 1997. These three advisory agreements are intended to be effective as of November 15, 1997, and prior thereto will be approved by the sole initial shareholder of these Funds. These three advisory agreements will continue in effect for their respective Fund for an initial term ending two years after their effective date, and continue from year to year thereafter, subject to annual approval by (a) the board of directors or a vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund, and (b) a vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreements are not assignable and each may be terminated without penalty by either the Company or GEIM upon no more than sixty days nor less than thirty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.


GEIM Investment Advisory Fees


For its services to each Fund of the Company, GEIM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEIM monthly. The fees payable to GEIM (which are identical to the fees under the AAI Agreements and the AAI Additional Agreements) are based on the average daily net assets of each Fund at the following annual rates:


     Government Securities Fund, Money Market Fund and Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next
     $100,000,000; .35% of the next $100,000,000; and .30% of the amounts in excess of $400,000,000;

     International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000;

     Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000; and

     S&P 500 Index Fund:              .35%.

     Value Equity Fund:               .65%

     Income Fund                      .50%

     U.S. Equity Fund                 .55%

     Premier Growth Equity Fund       .65%

     Global Income Fund:              .60%


The advisory agreements do not contain any provisions prescribing limits on the operating expenses of the Company or of any Fund.

GEIM Investment Sub-Advisers

As was the case with AAI, GEIM has retained Seneca as sub-adviser for the Real Estate Securities Fund. GEIM also has engaged NWQ as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; engaged GEIUS to provide day-to-day portfolio management to the Global Income Fund and; SSGA to provide day-to-day portfolio management to the S&P 500 Index Fund.


NWQ is located at 2049 Century Park East, Los Angeles, CA 90067 and is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 50 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with 15 years of experience. It manages approximately $8.0 billion in assets.


Like GEIM, GEIUS is a wholly owned subsidiary of GE and is considered under common control with GEIM. GEIUS is located at Sweden House, 20 Saint James' Street, London, SW1A 1ES, England and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.12 billion in assets.


SSGA is a division of State Street Bank and Trust Company ("State Street"). SSGA is located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $292 billion under management as of December 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.


GEIM Investment Sub-Advisory Agreements


NWQ is the investment sub-adviser to the Value Equity Fund and GEIUS is the investment sub-adviser to the Global Income Fund pursuant to investment sub-advisory agreements with GEIM effective May 1, 1997. Both investment sub-advisory agreements were approved by the board of directors, including a majority of the independent directors at a meeting held for that purpose on April 23, 1997 and by the respective Funds' sole initial shareholder on April 29, 1997.

Seneca is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. This investment sub-advisory agreement was approved by the board of directors (including a majority of the independent directors) at a meeting held for that purpose on June 4, 1997 and by the Fund's shareholders on July 23, 1997.

SSGA is the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. This investment sub-advisory agreement was approved by the board of directors, including a majority of independent directors, at a meeting held for that purpose on June 4, 1997 and by the Fund's shareholders on July 23, 1997.


The investment sub-advisory agreements are not assignable and each may be terminated without penalty by either the sub-adviser or GEIM upon sixty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

The investment sub-advisory agreements each provide that the subadviser may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The investment sub-advisory agreements also provide that the sub- adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or its shareholders or by GEIM in connection with its services pursuant to the agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements.

GEIM Investment Sub-Advisory Fees


For their services, GEIM pays SSGA, NWQ, Seneca and GEIUS monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages, at the following annual rates:

     S&P 500 Index Fund: .05% of the first $100,000,000; .04% of the next $200,000,000; and .03% of amounts in excess of $300,000,000.

     Real Estate Securities Fund: .425% of the first $100,000,000; .400% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

     Value Equity Fund: .4875% of the first $50,000,000; and .325% of amounts in excess of $50,000,000.

     Global Income Fund: .05%.


Securities Activities of the Advisers


Securities held by the Company may also be held by Life of Virginia or GNA, or by separate accounts, mutual funds or pension funds for which GEIM or its affiliate, GEIC, acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Life of Virginia or GNA or by GEIM or GEIC or for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEIM or GEIC or Life of Virginia or GNA arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund, Life of Virginia or GNA, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEIM or GEIC during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when GEIM (under the supervision of the board of directors) deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts, mutual funds, pension funds or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEIM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund. Likewise, SSGA Seneca, NWQ or GEIUS may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. Like GEIM, SSGA Seneca, NWQ and GEIUS allocates the securities purchased or sold, as well as the expenses incurred in the transaction, in the manner that each considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies.

Portfolio Managers

Eugene K. Bolton leads a team of portfolio managers for the U.S. Equity Fund and is also responsible for the overall management of the domestic equity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). He is also responsible for overseeing the management of the GE U.S. Equity Fund, the GE S&S Program Mutual Fund, the GE U.S. Equity Portfolio of the Variable Investment Trust and the U.S. Equity Portfolio of the WRL Series Fund, Inc. Mr. Bolton has more than 12 years of experience and has held positions with GE Investments since 1984. He is currently an Executive Vice President and director of GE Investments.

Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented Fund. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse received his B.A. (summa cum laude) in economics from Washington University in St. Louis where he received the John M. Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Mr. Bosse is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

David B. Carlson is the portfolio manager of the Premier Growth Equity Fund and is also responsible for the domestic equity portion of the Total Return Fund. Mr. Carlson is also responsible for the management of the GE Premier Growth Equity Fund, the equity related investments of the Elfun Diversified Fund and the GE Strategic Investment Fund, and is one of four portfolio managers selected by Mr. Bolton to serve the GE U.S. Equity Fund, the GE U.S. Equity Portfolio of the Variable Investment Trust and the U.S. Equity Portfolio of the WRL Series Fund, Inc. Mr. Carlson has more than 14 years of investment experience and has held positions with GE Investments since 1982. He is currently a Senior Vice President.


Ralph R. Layman leads a team of portfolio managers for the International Equity Fund and is responsible for the international equity related investments of the Total Return Fund. He is also responsible for overseeing the management of the GE Global Equity Fund, the GE International Equity Fund, the Elfun Global Fund, the GE International Equity Portfolio of the Variable Investment Trust, the Global Small Cap Fund Inc., the PaineWebber Global Equity Fund of the PaineWebber Investment Trust, the Global Growth Portfolio of PaineWebber Series Trust, the IDEX International Equity Portfolio and a portion of the International Equity Portfolio of the WRL Series Fund, Inc. Mr. Layman has more than 18 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, he served as an Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel. Mr. Layman is currently an Executive Vice President and director of GE Investments.

Robert A. MacDougall leads a team of portfolio managers for the Income Fund and Government Securities Fund and is responsible for the debt portion of the Total Return Fund. He is also responsible for overseeing the management of the GE Government Securities Fund, the GE Fixed Income Fund, the GE Short-Term Government Fund, the Elfun Income Fund, the GE Fixed Income Portfolio of the Variable Investment Trust, the GE S&S Long Term Interest Fund, and the fixed income related investments of GE Strategic Investment Fund and the Elfun Diversified Fund. Mr. MacDougall has more than 13 years of investment experience and has held positions with GE Investments since 1986. He is currently an Executive Vice President and director of GE Investments.


James B. May leads a team of portfolio managers for the S&P 500 Index Fund. Mr. May has been an investment officer and portfolio manager in the U.S. Structured Products Group of State Street since 1994. From 1991 to 1993, Mr. May served as an Investment Support Analyst in the U.S. Passive Services Group of State Street. Mr. May holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. Mr. Shapiro received a B.A. from Columbia University and a J.D. from the University of Arizona.


William R. Wright, portfolio manager of the Global Income Fund, joined GE Investments in 1993, and assumed responsibility for GEIUS at its inception in 1995. He is also a Vice President of GE Investments. Prior to joining GE Investments, Mr. Wright worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Mr. Wright received his B.A. in political science/Asian studies from Wittenberg and an M.B.A. in finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


As described above, GEIM, SSGA, Seneca, NWQ or GEIUS determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the prices of those securities include undisclosed mark-ups or commissions. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities are purchased directly from the U.S.
Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to effect transactions on behalf of a Fund, GEIM (followed by NWQ, Seneca, SSGA and GEIUS) selects the best overall terms available. In assessing the best overall terms available for any transaction, each may consider the breadth of the market on the investment, the price of the security, the size and difficulty of the order , the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer's "spread", if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Company and the Adviser relating to each Fund authorizes the Adviser, on behalf of each Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available to consider brokerage and research services provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees paid by a Fund under an investment advisory and administration agreement or an investment sub-advisory agreement, are not reduced by reason of an Adviser receiving brokerage or research services. In some cases, the Adviser may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the Company. In addition, the Adviser may select broker-dealers to execute portfolio transactions based upon sales by that broker-dealer of Life of Virginia variable life insurance or annuity contracts and may select broker-dealers who are affiliated with the Company or GEIM. However, all directed brokerage will be subject to GEIM's policy to attempt to obtain the best overall terms available.


The Company's board of directors periodically reviews the commissions paid by each Fund to determine whether or not such commissions, over representative periods of time, are reasonable in relation to the benefits inuring to the Fund. Over-the-counter transactions entered into on behalf of the Funds are carried out directly with the principal market makers except in cases where better prices or execution is obtained elsewhere. The Funds do not purchase securities, including U.S. Government securities, during any underwriting where an affiliate of the Company or GEIM (or a sub-adviser) is a member of the selling group, except as permitted under applicable SEC rules or regulations (or SEC staff interpretations thereof).

During the year ended December 30, 1996, the Company paid brokerage commissions of $407,581 based on $324,352,452 of transactions. During the year ended December 31, 1995, the Company paid brokerage commissions of $315,311, based on $175,411,650 of transactions. During the year ended December 31, 1994, the Company paid brokerage commissions of $48,969, based on $34,724,499 of transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund will not be calculated on the Friday following Thanksgiving or on December 31 when December 31 falls on a weekday. The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Debt securities traded in both the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that this ordinarily will be the over-the-counter market.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U. S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of directors of the Company, including valuations provided by a pricing service retained for this purpose.

For Funds other than the Money Market Fund, debt instruments held with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Company's directors believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the board of directors of the Company as in the case of securities having a maturity of more than 60 days.

Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Company's board of directors has determined such a valuation to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Company's board of directors has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quota-tions deviates from $1.00 per share. In the event that such deviation should exceed one half of one percent, the board of directors will promptly consider initiating corrective action. If the board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity, shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                           DIVIDENDS AND DISTRIBUTIONS

It is the Company's intention to distribute substantially all the net investment income, if any, of a Fund. For dividend purposes, net investment income of a Fund will consist of all payments of dividends or interest received by that Fund less realized investment losses, if any, and the estimated expenses of that Fund (including fees payable to GEIM). Dividends from net investment income of a Fund, other than the Money Market Fund, will be paid at least annually and are expected to be reinvested in additional full and fractional shares of that Fund. Dividends attributable to the net investment income of the Money Market Fund are declared daily and paid monthly. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. All net realized investment gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Company and are expected to be reinvested in additional full and fractional shares of the Company.

                            REDEMPTION OF FUND SHARES

The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Securities and Exchange Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                             ADDITIONAL INFORMATION


Custodian, Dividend and Transfer Agent

State Street Bank and Trust Company ("State Street") is the Company's custodian. State Street's principal office is located at 225 Franklin Street, MA 02110. Under a custody agreement with the Company, State Street maintains the portfolio securities acquired by the Company, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds.

State Street may segregate securities of the Funds on which call options are written and cash or liquid assets in amounts sufficient to cover put options written on securities by "tagging" such securities or assets and not permitting them to be sold. Likewise, such segregation may be used in connection with the covering of put and call options written on futures contracts. State Street also will segregate assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. These Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of the Fund may be segregated pursuant to similar arrangements with the brokers involved.

State Street is the Company's transfer and dividend paying agent.


Independent Auditors

KPMG Peat Marwick LLP have been appointed as independent auditors for the Company for the year ending December 31, 1997. Its offices are at 345 Park Avenue, New York, NY 10154. KPMG Peat Marwick LLP will perform an audit of the financial statements of the Company annually.

Legal Counsel


Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW, Washington, DC 20004-2404, is counsel for the Company.


Capital Stock

The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 3.75 billion shares of capital stock, par value one cent ($0.01) per share. All of the shares of the authorized capital stock have been divided into and may be issued in a designated class as follows: 250 million shares have been designated as Class A shares, representing interests in the S&P 500 Index Fund; 250 million shares have been designated as Class B shares, representing interests in the Government Securities Fund; 250 million shares have been designated as Class C shares representing interests in the Money Market Fund; 250 million shares have been designated as Class D shares, representing interests in the Total Return Fund; 250 million shares have been designated as Class E shares, representing interests in the International Equity Fund; 250 million shares have been designated as Class F shares, representing interests in the Real Estate Securities Fund; 250 million shares have been designated as Class G shares, representing interests in the Value Equity Fund; 250 million shares have been designated Class H shares, representing interests in the Global Income Fund; 250 million shares have been designated Class I shares, representing interests in the Income Fund; 250 million shares have been designated Class J shares, representing interests in the U.S. Equity Fund; and 250 million shares have been designated Class K shares, representing interests in the Premier Growth Equity Fund. Classes L through O have also been designated with 250 million shares each. These shares, however, do not yet represent interests in any Fund.


Each issued and outstanding share of a class is entitled to participate equally in dividends and distributions declared by the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class are fully paid and non-assessable and have no preemptive or conversion rights. As of September 30, 1997, Life of Virginia owned 106,084 Class B shares (having a market value of $1,057,657) representing interests in the Government Securities Fund, 1,844,214 Class C shares (with a market value of $1,844,214) representing interests in the Money Market Fund, 1,082,979 Class E shares (with a market value of $13,927,120) representing interests in the International Equity Fund, 1,129,736 Class F shares (with a market value of $19,160,338) representing interests in the Real Estate Securities Fund, 300,000 Class G shares (with a market value of 3,996,000) representing interests in the Value Equity Fund and 500,000 Class H shares (with a market value of 5,160,000) representing interests in the Global Income Fund.

Life of Virginia and the Accounts currently are the only shareholders of record. As of September 30, 1997, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund. As of September 30, 1997, officers and directors of the Company beneficially owned, as owners of variable annuity or variable life insurance contracts, less than 1% of each Fund.

Voting Rights

All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. Life of Virginia and GNA (directly or through the Accounts) currently owns all shares of the Company. Life of Virginia and GNA will vote all shares of the Company (or a Fund) as described in the prospectus.


Other Information

This Statement of Additional Information and the prospectus for the Company do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.



                              FINANCIAL STATEMENTS

Audited Financial Statements. The financial statements of the Company at December 30, 1996 and December 31, 1995 and for each of the two years in the period ended December 30, 1996 are included in the December 31, 1996 Annual Report incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing in the Annual Report and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Unaudited Financial Statements. The following pages contain unaudited financial statements for the six-month period ended June 30, 1997 for the S&P 500 Index Fund, Government Securities Fund, Money Market Fund, Total Return Fund, International Equity Fund, and Real Estate Securities Fund; and unaudited financial statements for the period May 1, 1997 (date of inception) to August 31, 1997 for the Global Income Fund and Value Equity Fund.

No financial statements are included for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund because these Funds had not commenced operations as of the date of this Statement of Additional Information.

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------
Common Stock -- 95.4%
--------------------------------------------------------------------------------
Basic Materials -- 4.8%
Air Products & Chemicals Inc. ......          1,666       $135,362
Alcan Aluminum Ltd. ................          3,377        117,140
Allegheny Teldyne Inc. .............          2,602         70,254
Aluminum Co. of America ............          2,588        195,070
Armco Inc. .........................          1,591          6,165 (a)
Asarco Inc. ........................            638         19,539
Barrick Gold Corp. .................          5,333        117,326 (f)
Battle Gold Co. ....................          3,353         19,070
Bethleham Steel Corp. ..............          1,666         17,389 (a)
Boise Cascade Corp. ................            723         25,531
Champion International Corp. .......          1,425         78,731
Cyprus Amax Minerals Co. ...........          1,391         34,080
Dow Chemical Co. ...................          3,520        306,680
Du Pont de Nemours (E.I.) &
  Co ...............................         16,811      1,056,992
Eastman Chemical Co. ...............          1,159         73,597
Echo Bay Mines Ltd. ................          2,079         11,954
Ecolab Inc. ........................            963         45,983
Engelhard Corp. ....................          2,146         44,932
FMC Corp. ..........................            553         43,929 (a)
Freeport McMoran Copper &
  Gold Inc. (Class A) ..............          2,884         89,764
Georgia Pacific Corp. ..............          1,364        116,451
Goodrich (B.F.) Co. ................            801         34,693
Grace (WR) & Co. ...................          1,087         59,921
Great Lakes Chemical Corp. .........            897         46,980
Hercules Inc. ......................          1,528         73,153
Homestake Mining Co. ...............          2,189         28,594
Inco Ltd. ..........................          2,512         75,517
Inland Steel Industries Inc. .......            731         19,097
International Paper Co. ............          4,481        217,609
James River Corp. of Virginia ......          1,284         47,508
Louisiana Pacific Corp. ............          1,622         34,265
Mead Corp. .........................            779         48,493
Monsanto Co. .......................          8,779        378,046
Morton International Inc. ..........          2,123         64,088
Nalco Chemical Co. .................          1,005         38,818
Newmont Mining Corp. ...............          2,328         90,792
Nucor Corp. ........................          1,309         73,959
Phelps Dodge Corp. .................            967         82,376
Placer Dome Inc. ...................          3,574         58,524
Potlatch Corp. .....................            430         19,458
PPG Industries Inc. ................          2,737        159,088
Praxair Inc. .......................          2,335        130,760
Reynolds Metals Co. ................          1,085         77,306
Rohm & Haas Co. ....................            954         85,920
Sigma-Aldrich Corp. ................          1,491         52,278
Union Camp Corp. ...................          1,039         51,950

--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Union Carbide Corp. ................          1,901        $89,466
USX-US Steel Group Inc. ............          1,265         44,354
Westvaco Corp. .....................          1,520         47,785
Weyerhaeuser Co. ...................          2,960        153,920
Willamette Industries Inc. .........            825         57,750
Worthington Industries Inc. ........          1,441         26,388
                                                         5,094,795
Capital Goods -- 9.7%
Aeroquip-Vickers Inc. ..............            417         19,703
AlliedSignal Inc. ..................          4,222        354,648
AMP Inc. ...........................          3,277        136,815
Armstrong World Industries Inc. ....            615         45,126
Avery Dennison Corp. ...............          1,555         62,394
Boeing Co. .........................         10,699        567,716
Browning-Ferris Industries Inc. ....          3,180        105,735
Case Corp. .........................          1,095         75,418
Caterpillar Inc. ...................          2,858        306,878
Centex Corp. .......................            430         17,469
Cincinnati Milacron Inc. ...........            594         15,407
Cooper Industries Inc. .............          1,771         88,107
Corning Inc. .......................          3,413        189,848
Crane Co. ..........................            685         28,642
Cummins Engine Co. Inc. ............            589         41,561
Deere & Co. ........................          3,820        209,622
Dover Corp. ........................          1,679        103,258
Eaton Corp. ........................          1,150        100,409
Emerson Electric Co. ...............          6,674        367,487
Fleetwood Enterprises Inc. .........            530         15,801
Fluor Corp. ........................          1,252         69,095
Foster Wheeler Corp. ...............            606         24,543
General Dynamics Corp. .............            941         70,575
General Electric Co. ...............         49,165      3,214,162
General Signal Corp. ...............            744         32,457
Giddings & Lewis Inc. ..............            494         10,312
Grainger (W.W.) Inc. ...............            791         61,846
Harnischfeger Industries Inc. ......            733         30,420
Honeywell Inc. .....................          1,892        143,555
Illinois Tool Works Inc. ...........          3,697        184,619
Ingersoll Rand Co. .................          1,633        100,838
Johnson Controls Inc. ..............          1,241         50,959
Kaufman & Broad Home Corp. .........            580         10,186
Laidlaw Inc. .......................          4,688         64,753
Lockheed Martin Corp. ..............          2,876        297,846
Masco Corp. ........................          2,395         99,991
McDermott International Inc. .......            819         23,905
McDonnell Douglas Corp. ............          3,167        216,939
Millipore Corp. ....................            645         28,380
Minnesota Mining &
 Manufacturing Co. .................          6,240        636,480
Nacco Industries Inc. ..............            122          6,885
National Service Industries Inc. ...            676         32,913
Navistar International Corp. Inc. ..          1,095         18,889 (a)
Northrop Grumman Corp. .............            861         75,607
Owens Illinois Inc. ................            776         33,465
PACCAR Inc. ........................          1,160         53,867
Pall Corp. .........................          1,878         43,663


----------
See Notes to Schedule of Investments and Financial Statements

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Parker Hannifin Corp. ................        1,110      $67,363
Pulte Corp. ..........................          311       10,749
Raychem Corp. ........................          666       49,534
Raytheon Co. .........................        3,524      179,724
Rockwell International Corp. .........        3,268      192,812
Sherwin Williams Co. .................        2,563       79,133
Tenneco Inc. .........................        2,548      115,138
Textron Inc. .........................        2,468      163,813
Thermo Electron Corp. ................        2,228       75,752
Thomas & Betts Corp. .................          793       41,682
Timken Co. ...........................          931       33,109
Tyco International Ltd. ..............        2,489      173,141
United Technologies Corp. ............        3,543      294,069
Waste Management Inc. ................        6,720      215,880
Westinghouse Electric Corp. ..........        9,062      209,559
                                                      10,390,652
Consumer - Cyclical -- 8.2%
American Greetings Corp. .............
  (Class A) ..........................        1,117       41,469
Automatic Data Processing Inc. .......        4,359      204,873
Black & Decker Corp. .................        1,407       52,323
Block H & R Inc. .....................        1,552       50,052
Briggs & Stratton Corp. ..............          334       16,700
Brunswick Corp. ......................        1,468       45,875
Chrysler Corp. .......................       10,490      344,203
Cognizant Corp. ......................        2,542      102,951
Comcast Corp. (Class A) ..............        4,872      104,139
Cooper Tire & Rubber Co. .............        1,223       26,906
CUC International Inc. ...............        5,922      152,862 (a)
Dana Corp. ...........................        1,519       57,722
Darden Restaurants Inc. ..............        2,386       21,623
Deluxe Corp. .........................        1,229       41,940
Disney (Walt) Co. ....................       10,079      808,840
Donnelley (R.R.) & Sons Co. ..........        2,252       82,479
Dow Jones & Co. Inc. .................        1,442       57,950
Dun & Bradstreet Corp. ...............        2,542       66,727
Eastman Kodak Co. ....................        4,975      381,831
Echlin Inc. ..........................          931       33,516
Ford Motor Co. .......................       17,700      668,175
Fruit of the Loom Inc. ...............        1,147       35,557 (a)
Gannett Inc. .........................        2,104      207,770
General Motors Corp. .................       10,994      612,228
Genuine Parts Co. ....................        2,696       91,327
Goodyear Tire & Rubber Co. ...........        2,319      146,822
Harland (John H.) Co. ................          460       10,494
Harrahs Entertainment Inc. ...........        1,535       28,014 (a)
Hasbro Inc. ..........................        1,931       54,792
HFS Inc. .............................        2,315      134,270 (a)
Hilton Hotels Corp. ..................        3,688       97,962
Interpublic Group Cos. Inc. ..........        1,210       74,188
ITT Corp. ............................        1,736      106,004 (a)
ITT Industries Inc. ..................        1,763       45,397
Jostens Inc. .........................          576       15,408
King World Productions Inc. ..........          557       19,495

--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Knight Ridder Inc. ...................        1,400     $  68,687
Liz Claiborne Inc. ...................        1,065        49,656
Marriot International Inc. ...........        1,911       117,288
Mattel Inc. ..........................        4,311       146,035
Maytag Corp. .........................        1,495        39,057
McDonalds Corp. ......................       10,417       503,271
McGraw Hill Cos. Inc. ................        1,485        87,337
Meredith Corp. .......................          798        23,142
New York Times Co. ...................        1,444        71,478
Newell Co. ...........................        2,371        93,951
Nike Inc. ............................        4,304       251,246
Polaroid Corp. .......................          678        37,629
Reebok International Ltd. ............          830        38,803
Rubbermaid Inc. ......................        2,236        66,521
Russell Corp. ........................          570        16,886
Safety-Kleen Corp. ...................          868        14,648
Service Corp. International ..........        3,518       115,654
Shared Medical System Corp. ..........          353        19,062
Snap-On Inc. .........................          909        35,792
Springs Industries Inc. ..............          300        15,825
Stanley Works ........................        1,326        53,040
Stride Rite Corp. ....................          739         9,515
Tele-Communications Inc.
  (Series A) .........................        9,914       147,471
Time Warner Inc. .....................        8,488       409,546
Times Mirror Co. .....................        1,395        77,074
Tribune Co. ..........................        1,838        88,339
TRW Inc. .............................        1,895       107,660
Tupperware Corp. .....................          928        33,872
U.S. West Communications
  Group ..............................        9,326       188,851 (a)
VF Corp. .............................          951        80,597
Viacom Inc. (Class B) ................        5,282       158,460 (a)
Wendy's International Inc. ...........        1,931        50,085
Whirlpool Corp. ......................        1,109        60,510
Xerox Corp. ..........................        4,845       382,149
                                                        8,702,021
Consumer - Stable -- 11.7%
Adolph Coors Co. .....................          565        15,043
Alberto-Culver Co. ...................          833        23,324
Anheuser Busch Cos. Inc. .............        7,454       312,602
Archer-Daniels Midland Co. ...........        8,015       188,353
Avon Products Inc. ...................        1,982       139,855
Ball Corp. ...........................          454        13,648
Bemis Inc. ...........................          781        33,778
Brown-Forman Corp. ...................        1,029        50,228
Campbell Soup Co. ....................        6,976       348,800
Clorox Co. ...........................          771       101,772
Coca Cola Co. ........................       37,151     2,507,693 (f)
Colgate Palmolive Co. ................        4,386       286,187
Conagra Inc. .........................        3,584       229,824
CPC International Inc. ...............        2,145       198,010
Crown Cork & Seal Inc. ...............        1,914       102,279
Fleming Cos. Inc. ....................          563        10,134
Fortune Brands Inc. ..................        2,541        94,811
General Mills Inc. ...................        2,411       157,016

----------
See Notes to Schedule of Investments and Financial Statements

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Gillette Co. .....................            8,283         $784,814
Heinz (H.J.) Co. .................            5,497          253,549
Hershey Foods Corp. ..............            2,292          126,776
International Flavours ...........            1,647           83,174
Kellogg Co. ......................            3,145          269,291
Kimberly Clark Corp. .............            8,436          419,691
Pepsico Inc. .....................           23,010          864,313
Philip Morris Cos. Inc. ..........           36,479        1,618,756
Pioneer Hi-Bred International Inc.            1,229           98,320
Procter & Gamble Co. .............           10,144        1,432,840
Quaker Oats Co. ..................            2,028           91,007
Ralston Purina Co. ...............            1,586          130,349
Sara Lee Corp. ...................            7,181          298,909
Seagram Ltd. .....................            5,535          222,784
Stone Container Corp. ............            1,479           21,168
Supervalu Inc. ...................              998           34,431
Sysco Corp. ......................            2,636           96,214
Temple Inland Inc. ...............              826           44,604
Unilever N.V .....................            2,389          520,802
UST Inc. .........................            2,779           77,117
Whitman Corp. ....................            1,549           39,209
Wrigley (W.M.) Junior Co. ........            1,734          116,178
                                                          12,457,653
Energy -- 8.4%
Amerada Hess Corp. ...............            1,390           77,232
Amoco Corp. ......................            7,423          645,337 (f)
Ashland Oil Inc. .................            1,107           51,337
Atlantic Richfield Co. ...........            4,809          339,034
Baker Hughes Inc. ................            2,171           83,991
Burlington Resources Inc. ........            1,865           82,293
Chevron Corp. ....................            9,741          720,225
Dresser Industries Inc. ..........            2,624           97,744
Exxon Corp. ......................           37,089        2,280,973
Halliburton Co. ..................            1,868          148,039
Helmerich & Payne Inc. ...........              371           21,379
Kerr-McGee Corp. .................              723           45,820
Louisiana Land & Exploration Co. .              509           29,077
Mobil Corp. ......................           11,762          821,870
Occidental Petroleum Corp. .......            4,910          123,057
Oryx Energy Co. ..................            1,564           33,040 (a)
Pennzoil Co. .....................              694           53,265
Phillips Petroleum Co. ...........            3,929          171,894
Rowan Cos. Inc. ..................            1,277           35,995 (a)
Royal Dutch Petroleum Co. ADR ....           32,016        1,740,870
Santa Fe Energy Resources Inc. ...            1,366           20,063 (a)
Schlumberger Ltd. ................            3,677          459,625
Sun Co. Inc. .....................            1,088           33,728
Texaco Inc. ......................            3,948          429,345
Union Pacific Resources Group Inc.            3,729           92,759
Unocal Corp. .....................            3,738          145,081
USX Marathon Group ...............            4,292          123,931
Western Atlas Inc. ...............              800           58,600 (a)
                                                           8,965,604

--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Financial -- 11.2%
Ahmanson (H.F.) & Co. ..........             1,574         $  67,682
American Express Co. ...........             7,074           527,013 (f)
American General Corp. .........             3,604           172,084
Banc One Corp. .................             6,381           309,080 (f)
Bank of New York Inc. ..........             5,855           254,692 (f)
BankAmerica Corp. ..............            10,714           691,723
BankBoston Corp. ...............             2,283           164,519
Bankers Trust New York Corp. ...             1,219           106,053
Barnett Banks Inc. .............             3,115           163,538
Beneficial Corp. ...............               806            57,276
Charles Schwab Corp. ...........             2,189            89,065
Chase Manhattan Corp. ..........             6,477           628,674
Citicorp .......................             6,916           833,810
Comerica Inc. ..................             1,604           109,072
Corestates Financial Corp. .....             3,140           168,775
Countrywide Credit Industries ..             1,400            43,663
Federal Home Loan Mortgage Corp.            10,465           359,734
Federal National Mortgage Assoc             15,976           696,953
Fifth Third Bancorp ............             1,581           129,741
First Bank Systems Inc. ........             2,008           171,433
First Chicago Corp. ............             4,760           287,980
First Union Corp. ..............             4,235           391,737
Fleet Financial Group Inc. .....             3,916           247,687
Golden West Financial Corp. ....               855            59,850
Great Western Financial Corp. ..             2,055           110,456
Green Tree Financial Corp. .....             2,051            73,067
Household International Inc. ...             1,447           169,932
KeyCorp ........................             3,364           187,963
MBIA Inc. ......................               645            72,764
MBNA Corp. .....................             4,989           182,722
Mellon Bank Corp. ..............             3,864           174,363
Merrill Lynch & Co. Inc. .......             4,917           293,176
MGIC Investment Corp. ..........             1,759            84,322
Morgan (J.P.) & Co. Inc. .......             2,764           288,492
Morgan Stanley, Dean Witter,
 Discover & Co. .................            8,498           365,945 (a)
National City Corp. ............             3,332           174,930
Nationsbank Corp. ..............            10,905           703,372
Norwest Corp. ..................             5,529           311,006
PNC Bank Corp. .................             5,008           208,458
Providian Financial Corp. ......             1,398            44,911 (a)
Republic of New York Corp. .....               823            88,473
Salomon Inc. ...................             1,627            90,502
Suntrust Banks Inc. ............             3,329           183,303
Transamerica Corp. .............               988            92,440
Travelers Group Inc. ...........             9,540           601,616
US Bancorp .....................             2,254           144,538
Wachovia Corp. .................             2,466           143,799
Wells Fargo &  Co. .............             1,346           362,747
                                                          11,885,131
Healthcare -- 10.9%
Abbott Laboratories ............            11,598           774,166 (f)
Allergan Inc. ..................               976            31,049
Alza Corp. .....................             1,261            36,569 (a)

----------
See Notes to Schedule of Investments and Financial Statements

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

American Home Products Corp. ........         9,627          $736,465 (f)
Amgen Inc. ..........................         3,948           229,478 (f)
Bard (C.R.) Inc. ....................           851            30,902
Bausch & Lomb Inc. ..................           828            39,020
Baxter International Inc. ...........         4,074           212,867
Becton, Dickinson & Co. .............         1,835            92,897
Beverly Enterprises .................         1,482            24,083 (a)
Biomet Inc. .........................         1,707            31,793
Boston Scientific Corp. .............         2,894           177,800 (a)
Bristol-Myers Squibb Co. ............        14,954         1,211,274 (f)
Cardinal Health Inc. ................         1,649            94,405
Columbia/HCA Healthcare Corp. .......        10,023           394,029
Eli Lilly & Co. .....................         8,308           908,168
Guidant Corp. .......................         1,106            94,010
Healthsouth Corp. ...................         5,136           128,079 (a)
Humana Inc. .........................         2,427            56,124 (a)
Johnson & Johnson ...................        19,883         1,279,968
Mallinckrodt Inc. ...................         1,104            41,952
Manor Care Inc. .....................           937            30,570
Medtronic Inc. ......................         3,583           290,223
Merck & Co. Inc. ....................        18,075         1,870,762
Pfizer Inc. .........................         9,624         1,150,068
Pharmacia & Upjohn Inc. .............         7,585           263,579
Schering Plough Corp. ...............        11,029           528,013 (f)
St. Jude Medical Inc. ...............         1,223            47,697 (a)
Tenet Healthcare Corp. ..............         4,497           132,943 (a)
United Healthcare Corp. .............         2,747           142,844
United States Surgical Corp .........         1,045            38,926
Warner-Lambert Co. ..................         4,049           503,088
                                                           11,623,811
Insurance -- 3.5%
Aegon ...............................           552            38,654
Aetna Inc. ..........................         2,252           230,548
Allstate Corp. ......................         6,638           484,574 (f)
American International Group Inc. ...         7,010         1,047,119 (f)
Aon Corp. ...........................         2,424           125,442
Chubb Corp. .........................         2,597           173,674
CIGNA Corp. .........................         1,121           198,977
Conseco Inc. ........................         2,847           105,339
General Reinsurance Corp. ...........         1,228           223,496
Hartford Financial Services Group ...         1,752           144,978
Jefferson-Pilot Corp. ...............         1,055            73,718
Lincoln National Corp. ..............         1,556           100,168
Loews Corp. .........................         1,716           171,815
Marsh & McLennan Cos. Inc. ..........         2,436           173,869
Safeco Corp. ........................         1,881            87,819
St. Paul Cos. Inc. ..................         1,238            94,398
Torchmark Corp. .....................         1,050            74,813
UNUM Corp. ..........................         2,182            91,644
USF & G Corp. .......................         1,568            37,632
                                                            3,678,677

--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Miscellaneous -- 0.2%
SPDR Trust ..........................         3,000          $264,938

Retail Trade-- 4.4%
Albertsons Inc. .....................         3,747           136,766
American Stores Co. .................         2,176           107,440
Autozone Inc. .......................         2,244            52,874 (a)
Charming Shoppes Inc. ...............         1,573             8,209 (a)
Circuit City Stores Inc. ............         1,463            52,028
Costco Cos. Inc. ....................         3,133           102,997 (a)
CVS Corp. ...........................         2,149           110,136
Dayton Hudson Corp. .................         3,238           172,221
Dillards Inc. .......................         1,695            58,689
Federated Department Stores Inc. ....         3,104           107,864 (a)
Gap Inc. ............................         4,169           162,070
Giant Foods Inc. ....................           892            29,102
Great Atlantic & Pacific Tea Co. Inc.           570            15,497
Harcourt General Inc. ...............         1,061            50,530
Home Depot Inc. .....................         7,171           494,351
K Mart Corp. ........................         7,231            88,580 (a)
Kroger Co. ..........................         3,765           109,185 (a)
Limited Inc. ........................         4,047            81,952
Longs Drug Stores Corp. .............           582            15,241
Lowes Cos. Inc. .....................         2,582            95,857
May Department Stores Co. ...........         3,656           172,746
Mercantile Stores Inc. ..............           549            34,553
Nordstrom Inc. ......................         1,196            58,679
Penney J.C. Inc. ....................         3,687           192,415
Pep Boys Manny Moe & Jack ...........           903            30,758
Rite Aid Corp. ......................         1,829            91,221
Sears Roebuck & Co. .................         5,845           314,169
Tandy Corp. .........................           864            48,384
TJX Cos. Inc. .......................         2,320            61,190
Toys 'R Us Inc. .....................         4,335           151,725 (a)
Wal Mart Stores Inc. ................        34,012         1,150,031
Walgreen Co. ........................         3,675           197,072
Winn Dixie Stores Inc. ..............         2,240            83,440
Woolworth Corp. .....................         2,000            48,000 (a)
                                                            4,685,972
Software & Services -- 3.5%
Adobe Systems Inc. ..................         1,098            38,499
Autodesk Inc. .......................           712            27,278
Computer Associates International
Inc. ................................         5,421           301,882
Computer Sciences Corp. .............         1,141            82,295 (a)
Equifax Inc. ........................           979            36,407
First Data Corp. ....................         6,681           293,546
Microsoft Corp. .....................        17,964         2,270,200 (a)
Novell Inc. .........................         5,166            35,839 (a)
Oracle Systems Corp. ................         9,848           496,093 (a)
Parametric Technology Corp. .........         1,903            80,996 (a)
Unisys Corp. ........................         2,609            19,894 (a)
                                                            3,682,929

----------
See Notes to Schedule of Investments and Financial Statements

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Technology -- 8.9%
3Com Corp. ..........................         4,954      $222,930 (a)
Advanced Micro Devices Inc. .........         2,037        73,332 (a)
Amdahl Corp. ........................         1,811        15,846 (a)
Andrew Corp. ........................         1,356        38,138 (a)
Apple Computer ......................         1,860        26,505
Applied Materials Inc. ..............         2,700       191,194 (a)
Bay Networks Inc. ...................         2,945        78,227 (a)
Cabletron Systems Inc. ..............         2,326        65,855 (a)
Cisco Systems Inc. ..................         9,923       666,081 (a)
Compaq Computer Corp. ...............         4,042       401,168 (a)
Data General Corp. ..................           595        15,470 (a)
Dell Computer Corp. .................         2,528       296,882 (a)
Digital Equipment Corp. .............         2,347        83,172 (a)
DSC Communications Corp. ............         1,750        38,937 (a)
EG & G Inc. .........................           705        15,863
EMC Corp. of Massachusetts ..........         3,668       143,052 (a)
General Instrument Corp. ............         2,043        51,075 (a)
Harris Corp. ........................           581        48,804
Hewlett Packard Co. .................        15,141       847,896
Ikon Office Solutions Inc. ..........         2,010        50,124
Intel Corp. .........................        12,251     1,737,345
Intergraph Corp. ....................           710         6,035 (a)
International Business Machines .....        14,865     1,340,637
LSI Logic Corp. .....................         2,096        67,072 (a)
Lucent Technologies Inc. ............         9,527       686,539
Micron Technology Inc. ..............         3,127       124,885
Moore Corp. Ltd. ....................         1,474        29,019
Motorola Inc. .......................         8,851       672,676
National Semiconductor Corp. ........         2,083        63,792 (a)
Northern Telecom Ltd. ...............         3,857       350,987
Perkin Elmer Corp. ..................           650        51,716
Pitney Bowes Inc. ...................         2,216       154,012
Scientific-Atlanta Inc. .............         1,153        25,222
Seagate Technology ..................         3,690       129,842 (a)
Silicon Graphics Inc. ...............         2,633        39,495 (a)
Sun Microsystems Inc. ...............         5,495       204,517 (a)
Tandem Computers Inc. ...............         1,773        35,903 (a)
Tektronix Inc. ......................           492        29,520
Tellabs Inc. ........................         2,676       149,521
Texas Instruments Inc. ..............         2,842       238,906
                                                        9,508,192
Transportation -- 1.2%
AMR Corp. ...........................         1,357       125,522 (a)
Burlington Northern Santa Fe ........         2,283       205,185
Caliber Systems Inc. ................           584        21,754
CSX Corp. ...........................         3,238       179,709
Delta Air Lines Inc. ................         1,091        89,462
Federal Express Corp. ...............         1,703        98,348  (a)
Norfolk Southern Corp. ..............         1,867       188,100
Ryder System Inc. ...................         1,131        37,323
Southwest Airlines Co. ..............         2,164        55,994
U.S. Airways Group Inc. .............         1,207        42,245  (a)
Union Pacific Corp. N.V .............         3,654       257,607
                                                        1,301,249

--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------
Utilities -- 8.8%
Airtouch Communications Inc. ......           7,486     $ 204,929 (a,f)
Alltel Corp. ......................           2,794        93,424 (f)
American Electric Power Inc. ......           2,797       117,474
American Telephone &
Telegraph Corp. ...................          24,192       848,232 (f)
Ameritech Corp. ...................           8,202       557,223 (f)
Baltimore Gas & Electric Co. ......           2,203        58,792
Bell Atlantic Corp. ...............           6,536       495,919 (f)
Bellsouth Corp. ...................          14,799       686,304 (f)
Carolina Power & Light Co. ........           2,260        81,077
Central & South West Corp. ........           3,148        66,895
CINergy Corp. .....................           2,353        81,914
Coastal Corp. .....................           1,571        83,557
Columbia Gas Systems Inc. .........             823        53,701
Consolidated Edison Co.
  of New York Inc. ................           3,507       103,237
Consolidated Natural Gas Co. ......           1,415        76,145
Dominion Resources Inc. ...........           2,689        98,485
DTE Energy Co. ....................           2,166        59,836
Duke Power Co. ....................           5,167       247,697
Eastern Enterprises ...............             302        10,476
Edison International ..............           6,142       152,782
Enron Corp. .......................           3,798       155,006
Enserch Corp. .....................           1,039        23,118
Entergy Corp. .....................           3,447        94,362
FPL Group Inc. ....................           2,731       125,797
Frontier Corp. ....................           2,443        48,707
GPU Inc. ..........................           1,800        64,575
GTE Corp. .........................          14,361       630,089
Houston Industries Inc. ...........           3,500        75,031
MCI Communications Corp. ..........          10,225       391,426
Niagara Mohawk Power Corp. ........           2,154        18,444
Nicor Inc. ........................             743        26,655
Noram Energy Corp. ................           2,049        31,247
Northern States Power Co.
 of Minnesota .....................           1,030        53,302
NYNEX Corp. .......................           6,569       378,539
Ohio Edison Co. ...................           2,277        49,667
Oneok Inc. ........................             407        13,100
Pacific Enterprises ...............           1,269        42,670
Pacificorp ........................           4,399        96,778
Peco Energy Co. ...................           3,322        69,762
Peoples Energy Corp. ..............             521        19,505
PG&E Corp. ........................           6,154       149,234
PP&L Resources Inc. ...............           2,422        48,289
Public Service Enterprise
 Group ............................           3,559        88,975
SBC Communications Inc. ...........          13,690       847,069
Sonat Inc. ........................           1,287        65,959
Southern Co. ......................          10,058       220,019
Sprint Corp. ......................           6,426       338,168
Texas Utilities Co. ...............           3,353       115,469
U.S. West Inc. ....................           7,156       269,692

----------
See Notes to Schedule of Investments and Financial Statements

        S&P 500 Index Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Unicom Corp. ......................           3,219     $     71,623
Union Electric Co. ................           1,524           57,436
Williams Cos. Inc. ................           2,343          102,506
WorldCom Inc. .....................          13,298          425,536 (a)
                                                           9,385,854
Total Common Stock
 (Cost $81,600,191) ...............                      101,627,478

--------------------------------------------------------------------------------
Preferred Stock -- 0.0%
--------------------------------------------------------------------------------

Ceridian Corp. ....................
  (Cost $49,149) ..................           1,204           50,869 (a)

Total Investments in Securities
  (Cost $81,649,340) ..............                      101,678,347

--------------------------------------------------------------------------------
Short Term Investments -- 4.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $4,575,083) ...............       4,575,083    $   4,575,083

Other Assets and Liabilities,
  net 0.3% ........................                          291,990
                                                        ------------

NET ASSETS -- 100%.................                     $106,545,420
                                                        ============


Other Information
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long Futures contracts open at June 30, 1997:

                                      Number
                     Expiration        of          Underlying       Unrealized
Description            Date         Contracts      Face Value        (Loss)
-----------            ----         ---------      ----------        ------
S&P 500            September 1997       10         $4,451,250       ($50,500)


----------
See Notes to Schedule of Investments and Financial Statements

Government Securities Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                                           Principal
                                             Amount              Value
--------------------------------------------------------------------------------

Bonds and Notes -- 95.3%
--------------------------------------------------------------------------------
U.S. Governments -- 95.3%

Federal Farm Credit Bank
6.80%    04/04/02                          $1,500,000       $    1,514,535
Federal Home Loan Mortgage Corp.
6.33%    09/21/05                           1,500,000            1,456,410
Federal National Mortgage Assoc.
6.43%    04/11/99                           1,000,000            1,003,590
Private Export Funding Corp.
7.01%    04/30/04                           1,000,000            1,020,930
Student Loan Marketing Assoc.
5.20%    02/26/99                           1,000,000              986,410
Tennessee Valley Authority
6.00%    11/01/00                           1,000,000              986,410

U.S. Treasury Notes
5.25%    01/31/01                             271,000              261,981
5.75%    09/30/97                              44,000               44,034
5.875%   11/30/01                           1,000,000              980,780
6.25%    08/31/00 - 02/15/03                2,681,000            2,678,141
6.50%    08/31/01                           1,357,000            1,363,568
6.875%   03/31/00                             814,000              827,227
                                                                 6,155,731
Total Investments in Securities
(Cost $13,061,247)                                              13,124,016



                                              Number of
                                               Shares
--------------------------------------------------------------------------------
Short Term Investments -- 2.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $372,300)                             372,300              372,300

Other Assets and Liabilities,
  net 2.0%                                                         274,090
                                                               -----------
NET ASSETS  --  100%                                           $13,770,406
                                                               ===========

----------
See Notes to Schedule of Investments and Financial Statements

         Money Market Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
                                            Principal         Amortized
                                              Amount            Cost
--------------------------------------------------------------------------------

Short Term Investments -- 96.1%
--------------------------------------------------------------------------------
U.S. Governments(d) -- 26.1%

Federal Home Loan Mortgage Corp.
5.53%    07/08/97 - 07/10/97                $7,000,000    $   6,991,402
5.58%    07/02/97                            5,530,000        5,529,155
5.73%    08/08/97                            5,080,000        5,050,347
                                                             17,570,904
Federal National Mortgage Assoc.
5.51%    09/12/97                            3,760,000        3,718,523
5.60%    07/01/97                            1,000,000        1,000,000
5.64%    07/18/97 - 09/15/97                 8,100,000        8,043,414
5.88%    11/06/97                            4,100,000        4,018,583
                                                             16,780,520
Total U.S. Governments
 (Cost $34,351,424)                                          34,351,424

Commercial Paper(d) -- 39.8%

Abbey National PLC
5.64%    09/25/97                            4,800,000        4,736,303
Ameritech Corp.
5.63%    07/03/97                            5,000,000        4,998,458
Halifax Building Society
5.56%    08/18/97                            4,800,000        4,764,736
International Lease Finance Corp.
5.68%    07/17/97                            4,465,000        4,453,887
Koch Industries
5.54%    07/03/97                            4,800,000        4,798,525
Merrill Lynch & Co. Inc.
5.64%    09/02/97                            1,170,000        1,158,595
5.69%    08/27/97                            2,870,000        2,844,507
Nalco Chemical Co.
5.71%    07/14/97                            5,000,000        4,989,835
Norwest Corp.
5.61%    09/24/97                            4,870,000        4,806,413
Prudential Funding Corp.
5.44%    07/03/97                              915,000          915,000
Schering Plough Corp.
5.64%    07/01/97                            5,000,000        5,000,000
Toronto Dominion Bank
5.65%    08/22/97                            5,250,000        5,207,761
UBS Finance Delaware Inc.
5.13%    07/01/97                            3,700,000        3,700,000
Total Commercial Paper
 (Cost $52,374,020)                                          52,374,020

--------------------------------------------------------------------------------
                                            Principal         Amortized
                                              Amount            Cost
--------------------------------------------------------------------------------

Certificates of Deposit -- 30.2%

Algemene Yankee
5.59%    07/30/97                           $5,100,000     $  5,100,000
Bank of Montreal
5.59%    07/31/97                            5,250,000        5,250,000
Bank of Nova Scotia
5.72%    08/07/97                            5,000,000        5,000,000
Bayerische Hypotheken Bank
5.65%    09/09/97                            5,100,000        5,100,000
Bayerische Vereinsbank AG
5.61%    07/16/97                            5,000,000        5,000,000
Credit Suisse
5.63%    08/27/97                            4,000,000        4,000,063 (d)
Societe Generale
5.59%    08/18/97                            4,800,000        4,800,000
Swiss Bank Corp.
5.63%    07/03/97                            5,500,000        5,500,000

Total Certificates of Deposit
 (Cost $39,750,063)                                          39,750,063

Total Short Term Investments
 (Cost $126,475,507)                                        126,475,507

Other Assets and Liabilities,
net 3.9%                                                      5,135,300
                                                           ------------
NET ASSETS  --  100%                                       $131,610,807
                                                           ============

----------
See Notes to Schedule of Investments and Financial Statements

         Total Return Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                              Number
                                            of Shares     Value
--------------------------------------------------------------------------------
Common Stock -- 60.8%
--------------------------------------------------------------------------------
Basic Materials -- 1.6%
Air Products & Chemicals Inc. ........        1,200      $97,500
Airgas Inc. ..........................        5,900      116,894 (a)
Banpu PLC ............................          900       13,132
BASF AG ..............................        1,329       49,111
Holderbank Financiere Glarus AG ......           30       28,335
Morton International Inc. ............        6,000      181,125
SGL Carbon AG ........................          841      115,149
South African Iron & Steel ...........       83,110       54,955
Tokyo Steel Manufacturing ............        2,200       24,568
Usinor Sacilor .......................        1,974       35,606
                                                         716,375
Capital Goods -- 6.9%
ABB AG ...............................          104      157,425
AlliedSignal Inc. ....................        5,600      470,400
AMP Inc. .............................        3,400      141,950
Bombardier Inc. (Class B) ............        2,844       64,564
Dover Corp. ..........................        8,600      528,900
Emerson Electric Co. .................        2,100      115,631
Grupo Carso S.A. de C.V. ADR .........        3,394       47,007
Hubbell Inc. (Class B) ...............        6,000      268,875
Lyonnaise Des Eaux S.A ...............          542       54,599
Mannesmann AG ........................          264      117,612
Metra AB .............................          154        4,641
Molex Inc. (Class A) .................        4,800      167,400
NEC Corp. ............................        6,000       83,755
PT Mulia Industrindo .................       30,500       15,990
Schneider S.A ........................          228       12,136
Siam Cement PLC ......................          200        3,459
Siebe PLC ............................        8,068      136,775
Siemens AG ...........................        1,697      100,754
Tyco International Ltd. ..............        1,400       97,387
VA Technologie AG ....................          740      135,422
Valeo S.A ............................        1,440       89,438
Valmet Corp. .........................        1,869       32,321
Waste Management Inc. ................        4,200      134,925
                                                       2,981,366
Consumer - Cyclical-- 7.8%
Airtours PLC .........................        7,574      146,563
Autoliv Inc. .........................        1,400       54,775
Autoliv Inc. SDR .....................          100        3,846 (a)
Automatic Data Processing Inc. .......        5,800      272,600
Canon Inc. ...........................        6,000      163,322
Carnival Corp. (Class A) .............        3,300      136,125
Catalina Marketing Corp. .............        2,800      134,750 (a)

--------------------------------------------------------------------------------
                                              Number
                                            of Shares     Value
--------------------------------------------------------------------------------

Circus Circus Enterprises Inc. ..........       3,600  $   88,650 (a)
Comcast Corp. (Class A) .................       6,600     141,075
Comcast UK Cable Partners Ltd. ..........
  (Class A) .............................       7,700      92,400 (a)
CUC International Inc. ..................       5,000     129,062 (a)
Disney (Walt) Co. .......................       3,000     240,750
Electrolux AB (Series B) ................         864      62,325
Gannett Inc. ............................       2,000     197,500
Granada Group PLC .......................       7,089      93,262
Gucci Group N.V. ADR ....................         145       9,334
Harman International Industries
  Inc. ..................................       2,700     113,738
Honda Motor Co. .........................       3,000      90,298
Industrie Natuzzi Spa ADR ...............         432      11,070
Interpublic Group Cos. Inc. .............       3,100     190,069
Johnson Electric Holdings ...............       7,000      20,872
Kinnevik (Series B) .....................       1,080      30,087
Lucas Varity PLC ........................      12,511      43,336
McDonalds Corp. .........................       2,300     111,119
Michelin CGDE (Regd.) ...................         768      46,119
Polygram N.V ............................       1,664      87,316
Reed International PLC ..................      10,482     101,243
Saatchi & Saatchi .......................      26,293      54,732
Sony Corp. ..............................       1,400     122,021
Suzuki Motor Corp. ......................       5,000      63,252
Tele-Communications Inc. (Class A) ......       7,600     113,050
Tele-Communications Inc. ................
Liberty Media Group (Series A) ..........       4,600     109,250 (a)
Television Broadcasts Ltd. ADR ..........       9,000      40,427
Time Warner Inc. ........................       1,900      91,675
                                                        3,406,013
Consumer - Stable -- 4.7%
Anheuser Busch Cos. Inc. ................       2,000      83,875
Avon Products Inc. ......................       2,800     197,575
Coca Cola Amatil Ltd. ...................       4,121      53,568
Coca Cola Co. ...........................       1,400      94,500
Colgate Palmolive Co. ...................       1,600     104,400
Gehe AG .................................       1,241      84,674
Gillette Co. ............................       1,200     113,700
Gruma S.A. de C.V .......................       1,818       8,371
Kimberly Clark Corp. ....................       7,100     353,225
Nestle S.A. (Regd.) .....................          66      87,066
Panamerican Beverages Inc.
  (Class A) .............................       1,670      54,901
Pepsico Inc. ............................       8,500     319,281
Philip Morris Cos. Inc. .................       7,800     346,125
Procter & Gamble Co. ....................         700      98,875
San Miguel Corp. ........................      16,930      44,610
                                                        2,044,746
Energy -- 5.8%
Amoco Corp. .............................       1,500     130,406
Anadarko Petroleum Corp. ................       2,200     132,000
Atlantic Richfield Co. ..................       2,600     183,300
Baker Hughes Inc. .......................       2,500      96,719

----------
See Notes to Schedule of Investments and Financial Statements

         Total Return Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Coflexip S.A. ADR ......................        1,622      $48,863
ENI Spa (Regd.) ........................        4,461       25,263
Exxon Corp. ............................        3,100      190,650
OMV AG .................................          296       37,916
Repsol S.A .............................        2,161       91,368
Royal Dutch Petroleum Co. ADR ..........        6,800      369,750
Saga Petroleum .........................          785       14,888
Schlumberger Ltd. ......................        3,900      487,500
Texaco Inc. ............................        1,200      130,500
Total S.A. (Class B) ...................        1,923      194,371
Union Pacific Resources Group Inc. .....        3,200       79,600
Unocal Corp. ...........................        6,000      232,875
Veba AG ................................          951       53,436
                                                         2,499,405
Financial -- 7.2%
Alpha Credit Bank (Regd.) ..............          365       24,837
American Express Co. ...................        2,100      156,450
AMMB Holdings ..........................        1,200        7,464
Banco Comercial Portugues ADR ..........        4,715       88,689
Banco Santander ........................        1,419       43,721
Cheung Kong (Holdings) Ltd. ............        7,000       69,121
China Resources Development Inc. .......        6,000       29,430
Citicorp ...............................        2,600      313,463
Countrywide Credit Industries Inc. .....        3,900      121,631
DBS Land ...............................        6,000       18,969
Den Danske Bank ........................        1,075      104,587
Dresdner Bank AG .......................          749       25,896
Federal National Mortgage Assoc ........       11,000      479,875
First Industrial Realty Trust Inc. .....          428       10,700 (a)
HSBC Holdings PLC ......................        4,800      144,360
ING Groep N.V ..........................        2,489      114,756
Investor AB ............................          178        9,377
Lai Sun Development Co. Ltd. ...........       17,000       19,091
Merita Ltd. ............................        3,751       12,497
Metro Bank & Trust Co. .................        1,800       38,217
Morgan (J.P.) & Co. Inc. ...............        1,200      125,250
New World Development Co. Ltd. .........        4,000       23,853
Promise Co. ............................          500       28,616
State Street Corp. .....................        5,100      235,875
Sumitomo Realty & Development ..........        2,000       17,623
Thai Farmers Bank PLC ..................        1,400        5,945
Travelers Group Inc. ...................        9,400      592,787
Wells Fargo &  Co. .....................        1,000      269,500
                                                         3,132,580
Healthcare -- 9.3%
Abbott Laboratories ....................        6,300      420,525
American Home Products Corp. ...........        3,700      283,050
Bristol-Myers Squibb Co. ...............        4,000      324,000
Cardinal Health Inc. ...................        3,500      200,375
Dentsply International Inc. ............        1,800       88,200
Eli Lilly & Co. ........................        1,600      174,900
FH Faulding & Co. Ltd. .................        2,970       17,059

--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Fresenius Medical Care ..................         853  $   66,995
Johnson & Johnson .......................       7,500     482,812
Lincare Holdings Inc. ...................       2,800     120,400 (a)
Medeva PLC ..............................      27,055     115,791
Merck & Co. Inc. ........................       3,100     320,850
Novartis AG (Regd.) .....................         142     227,005
Pfizer Inc. .............................       3,500     418,250
Astra AB (Series B) .....................         536       9,458
Astra International (Series B) ..........      26,000     106,908
Roche Holdings AG .......................           9      81,401
Scherer (R.P.) Corp. Delaware ...........       1,900      98,088 (a)
Smithkline Beecham PLC ADR ..............       2,400     219,900
Sun Healthcare Group Inc. ...............       2,000      41,625 (a)
Tenet Healthcare Corp. ..................       3,000      88,688 (a)
Watson Pharmaceuticals Inc. .............       2,900     122,525 (a)
                                                        4,028,805
Insurance -- 3.1%
American International Group Inc. .......       1,800     268,875
AXA-UAP .................................         776      48,263
Chubb Corp. .............................       2,100     140,438
General Reinsurance Corp. ...............       1,000     182,000
Loews Corp. .............................       3,200     320,400
Marsh & McLennan Cos. Inc. ..............       2,800     199,850
Pohjola Insurance Group .................         527      15,629
Sampo Insurance Co. Ltd. ................          93       9,044
Schw Ruckversicher (Regd.) ..............          37      52,332
TIG Holdings Inc. .......................       2,000      62,500
Zurich Versicherungsgesellschaft
  (Regd.) ...............................          89      35,417
                                                        1,334,748
Miscellaneous -- 0.6%
SPDR Trust ..............................       3,000     264,938

Retail Trade -- 2.0%
Arbor Drugs Inc. ........................       9,500     191,187
Carrefour S.A ...........................         202     146,704
Credit Saison Co. Ltd. ..................       5,200     127,028
Giordano International Ltd. .............      52,000      35,574
Home Depot Inc. .........................       2,500     172,344
Thorn PLC ...............................       4,758      13,470
Toys 'R Us Inc. .........................       5,500     192,500 (a)
                                                          878,807
Software & Services-- 4.3%
Cap Gemini S.A ..........................         310      16,353
Dimension Data Holdings Ltd. ............       7,981      31,664
Equifax Inc. ............................      12,700     472,281
First Data Corp. ........................      16,700     733,756
Microsoft Corp. .........................       1,400     176,925 (a)
NTT Data Corp. ..........................           2      77,299
Reuters Holdings PLC ADR (Class B) ......       5,700     359,100
                                                        1,867,378

----------
See Notes to Schedule of Investments and Financial Statements

         Total Return Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------

Technology -- 2.5%
Applied Materials Inc. ..............         1,600      $113,300 (a)
Brambles Industries Ltd. ............         4,820        95,406
Cisco Systems Inc. ..................         2,000       134,250 (a)
ECI Telecommunications Ltd. .........         3,605       107,249
Hewlett Packard Co. .................         1,700        95,200
Intel Corp. .........................         2,600       368,712
Murata Manufacturing Co. Ltd. .......         1,000        39,784
Rohm Co. ............................         1,000       102,949
Wolters Kluwer N.V ..................           209        25,448
                                                        1,082,298
Transportation -- 1.2%
Burns, Philp & Co. Ltd. .............        51,603        95,937
IHC Caland N.V ......................         1,666        91,070
Pittston Brinks Group ...............         2,700        81,000
Railtrack Group PLC .................        10,217       106,000
Union Pacific Corp. N.V .............         2,200       155,100
                                                          529,107
Utilities -- 3.8%
Airtouch Communications Inc. ........        17,100       468,112 (a)
DDI Corp. ...........................            15       110,714
Edison Spa ..........................         8,042        40,007
Electricidade De Portugal ...........           440         8,075 (a)
GTE Corp. ...........................         2,000        87,750
Korea Electric Power ................         3,877        72,451
NetCom Systems AB (Series B) ........           949        13,495 (a)
NTL Inc. ............................        10,700       266,162 (a)
NYNEX Corp. .........................         1,700        97,963
Panamsat Corp. (new) ................         4,235       122,819 (a)
Tele Danmark AS (Series B) ..........           109         5,663
Telecom Italia Mobilire .............        40,266       130,305
Telecomunicacoes Brasileiras ........           708       107,439
Telefonaktiebolaget LM Ericson
  (Series B) ........................           661        26,020
Telefonica del Peru S.A. ADR
  (Class B) .........................         3,108        81,391
Telekom Malaysia Berhad .............         3,500        16,363
                                                        1,654,729
Total Common Stock
 (Cost $22,684,466) .................                  26,421,295


--------------------------------------------------------------------------------
                                              Principal
                                               Amount            Value
--------------------------------------------------------------------------------

Bonds and Notes -- 30.9%
--------------------------------------------------------------------------------

Federal Agencies -- 0.7%

Federal Home Loan Mortgage Corp.
6.32%    12/04/97                              $ 210,000        210,590

--------------------------------------------------------------------------------
                                              Principal
                                               Amount            Value
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
7.05%    12/10/98                              $ 105,000    $   106,362
Total Federal Agencies
(Cost $315,033)
                                             316,952
U.S. Treasuries -- 13.9%
U.S. Treasury Bonds
6.50%    11/15/26                              1,649,000      1,581,490 (f)
U.S. Treasury Notes
6.00%    05/31/98                              1,357,000      1,359,538
6.25%    06/30/02                                 65,000         64,614
6.50%    08/31/01 - 05/31/02                   1,901,000      1,909,711
7.125%   09/30/99                                339,000        345,939
7.75%    01/31/00                                742,000        769,016
                                                              4,448,818
Total U.S. Treasuries
(Cost $5,956,429)                                             6,030,308

Asset Backed -- 0.2%
First USA Credit Card Master Trust
5.7975%  02/17/05                                 42,000         41,980
IMC Home Equity Loan Trust
7.23%    05/20/27                                 28,000         28,158
Total Asset Backed
(Cost $70,311)                                                   70,138

Corporate Notes -- 7.1%
Airtouch Communications Inc.
7.00%    10/01/03                                212,000        211,828
Bangko Sentral Ng Philipinas
8.60%    06/15/27                                 15,000         14,850
Brunswick Corp.
6.75%    12/15/06                                200,000        194,076
Chrysler Financial Corp.
6.95%    03/25/02                                500,000        502,565
Cobb Theatres
10.625%  03/01/03                                212,000        234,260
Commercial Credit Group Inc.
6.00%    06/15/00                                 64,000         62,906
Merrill Lynch & Co. Inc.
7.00%    01/15/07                                500,000        496,680
Nationsbank Corp.
7.50%    09/15/06                                424,000        435,350
Norfolk Southern Corp.
7.90%    05/15/97                                 55,000         56,798
Oracle Corp.
6.72%    02/15/04                                250,000        246,682
Southdown Inc.
10.00%   03/01/06                                212,000        230,550

----------
See Notes to Schedule of Investments and Financial Statements

         Total Return Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                               Principal
                                                 Amount         Value
--------------------------------------------------------------------------------

Tribune Co. (new)
6.875%   11/01/06                              $ 200,000   $    197,256
US West Capital Funding Inc.
6.85%    01/15/02                                200,000        199,786
Washington Mutual Capital
8.375%   06/01/27                                 22,000         22,354
Total Corporate Notes
  (Cost $3,054,709)                                           3,105,941

Mortgage-Backed -- 9.0%
Federal Home Loan Mortgage Corp.
7.50%    TBA                                   1,250,000      1,255,469 (c)
9.00%    04/01/25 - 12/01/25                     290,719        307,676
                                                              1,563,145
Federal National Mortgage Assoc.
5.45%    10/10/03                                 40,000         37,675
8.00%    TBA                                   2,000,000      2,044,375 (c)
                                                              2,082,050
Government National Mortgage Assoc.
7.00%    08/20/26                                173,633        177,485 (e)
7.50%    12/15/23                                 23,139         23,312
                                                                200,797
Mid State Trust
7.54%    07/01/35                                 20,000         20,122

Collateralized Mortgage Obligation
Morgan Stanley Capital Inc.
6.86%    07/15/29                                 52,000         52,000

Total Mortgage-Backed
  (Cost $3,885,249)                                           3,918,114

Total Bonds and Notes
  (Cost $13,281,731)                                         13,441,453


--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.1%
--------------------------------------------------------------------------------
Beacon Properties Corp.
  (Cost $29,625)                                1,185           29,847
Total Investments in Securities
  (Cost $35,995,822)                                        39,892,595

--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------
Short Term Investments -- 15.8%
GEI Short Term Investment Fund
  (Cost $6,861,631)                           6,861,631   $  6,861,631

Other Assets and Liabilities,
  net (7.6%)                                                (3,312,829)
                                                          ------------
NET ASSETS --  100%                                       $ 43,441,397
                                                          ============
----------
See Notes to Schedule of Investments and Financial Statements

International Equity Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                             Number
                                           of Shares           Value
--------------------------------------------------------------------------------
Common Stock -- 97.7%
--------------------------------------------------------------------------------
Australia -- 3.7%
Brambles Industries Ltd. ...................  20,381          $403,418
Burns, Philp & Co. Ltd. .................... 155,044           288,249
Coca Cola Amatil Ltd. ......................  13,945           181,270
Colonial Ltd. ..............................   8,714        22,259 (a)
F.H. Faulding & Co. Ltd. ...................   8,363            48,035
                                                               943,231
Austria -- 2.3%
OMV AG .....................................   1,002           128,352
VA Technologie AG ..........................   2,503           458,055
                                                               586,407
Brazil -- 1.3%
Telecomunicacoes Brasileiras
S.A. ADR ...................................   2,217           336,430

Canada -- 0.9%
Bombardier Inc. (Class B) ..................  10,278           233,329

Denmark -- 1.5%
Den Danske Bank ............................   3,639           354,040
Tele Danmark AS (Series B) .................     274            14,237
                                                               368,277
Finland -- 1.3%
Merita Ltd. ................................  26,185            87,237
Metra AB ...................................     521            15,702
Pohjola Insurance Group ....................   1,584            46,976
Sampo Insurance Co., Ltd. ..................     631            61,365
Valmet Corp. ...............................   6,325           109,381
                                                               320,661
France -- 11.0%
Alcatel Alsthom ............................   2,197           275,153
AXA-UAP ....................................   2,632           163,697
Cap Gemini S.A .............................   1,058            55,810
Carrefour S.A ..............................     683           496,034
Cie General des Eaux (Wts.) ................   1,460               875
Coflexip S.A. ADR ..........................   5,488           165,326
Lyonnaise Des Eaux S.A .....................   2,335           235,220
Michelin CGDE (Regd.) ......................   2,905           174,447
Schneider S.A ..............................   2,266           120,613
Total S.A. (Class B) .......................   6,326           639,414
Usinor Sacilor .............................   6,688           120,634
Valeo S.A ..................................   5,141           319,306
                                                             2,766,529

--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------
Germany -- 8.4%
BASF AG ................................      5,568       $  205,755
Dresdner Bank AG .......................      2,536           87,679
Fresenius Medical Care .................      1,181          104,279
Fresenius Medical Care
  (Pfd. stock) .........................      1,704          122,321
Gehe AG ................................      4,200          286,566
Mannesmann AG ..........................        894          398,279
SGL Carbon AG ..........................      2,659          364,067
Siemens AG .............................      5,742          340,912
Veba AG ................................      3,604          202,507
                                                           2,112,365
Greece -- 0.4%
Alpha Credit Bank (Regd.) ..............      1,528          103,973

Hong Kong -- 4.8%
Cheung Kong (Holdings) Ltd. ............     22,000          217,237
China Resources Development ............     20,000           98,099
Giordano International Ltd. ............    154,000          105,353
GZI Transport Ltd. (Wts.) ..............     24,000            2,478 (a)
HSBC Holdings PLC ......................     16,265          489,170
Johnson Electric Holdings ..............     22,000           65,597
Lai Sun Development Co. Ltd. ...........     67,000           75,239
Lai Sun Hotels International Ltd. ......      4,014              352 (a)
New World Development Corp. ............     12,904           76,951
Television Broadcasts Ltd. .............     20,000           89,838
                                                           1,220,314
India -- 0.4%
BSES Ltd. GDR ..........................      2,098           55,597
Tata Engineering &
  Locomotive Co. Ltd. GDR ..............      3,180           47,223
Tata Engineering &
  Locomotive Co. Ltd. GDR ..............        367            5,809 (b)
                                                             108,629
Indonesia -- 1.9%
Astra International Inc. ...............     88,000          361,842
Bank Dagang Nasional ...................     25,000           17,732 (a)
Bank Dagang Nasional (Wts.) ............     17,500            5,577
Mulia Industrindo ......................    118,500           62,125
Tambang Timah GDR ......................      2,266           33,423 (b)
                                                             480,699

----------
See Notes to Schedule of Investments and Financial Statements

International Equity Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------

Israel -- 1.5%
ECI Telecommunications Ltd. ...              12,718            $378,360

Italy -- 2.8%
Edison Spa ....................              21,652             107,714
ENI Spa (Regd.) ...............              15,097              85,497
Gucci Group N.V. ADR ..........                 490              31,544
Industrie Natuzzi Spa ADR .....               1,462              37,464
Telecom Italia Mobiliare ......             136,269             440,982
                                                                703,201
Japan -- 15.1%
Canon Inc. ....................              21,000             571,628
Credit Saison Co. Ltd. ........              17,600             429,942
DDI Corp. .....................                  50             369,046
Honda Motor Co. ...............              11,000             331,094
Murata Manufacturing Co. Ltd. .               4,000             159,135
NEC Corp. .....................              21,000             293,143
NTT Data Corp. ................                   9             347,845
Promise Co. ...................               1,600              91,572
Rohm Co. ......................               4,000             411,795
Sony Corp. ....................               5,500             479,367
Sumitomo Realty &
Development ...................              11,000              96,929
Suzuki Motor Corp. ............              16,000             202,408
Tokyo Steel Manufacturing .....               3,300              36,852
                                                              3,820,756
Malaysia -- 0.3%
ACP Industries (Rts.) .........              10,000               6,735 (a)
AMMB Holdings .................               3,000              18,661
Telekom Malaysia ..............              10,000              46,751
                                                                 72,147
Mexico -- 1.1%
Desc S.A. de C.V. ADR (Class C)                   1                  23
Gruma S.A. de C.V .............              15,937              73,394
Grupo Carso S.A. de C.V. ADR ..              11,487             159,095
Grupo Financiero Bancomer S.A .
ADR (Series C) ................               5,744              55,286 (a,b)
                                                                287,798
Netherlands -- 4.3%
IHC Caland N.V ................               5,638             308,196
ING Groep N.V .................               8,550             394,200
PolyGram N.V ..................               5,633             295,582
Wolters Kluwer N.V ............                 788              95,946
                                                              1,093,924

--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------

Norway -- 0.1%
Saga Petroleum ASA ............                 1,888       $35,806

Panama -- 0.7%
Panamerican Beverages Inc.
  (Class A) ...................                 5,571       183,147

Peru -- 1.1%
Telefonica del Peru S.A. ADR
  (Class B) ...................                10,926       286,125

Philippines -- 1.1%
Metro Bank & Trust Co. ........                 6,000       127,389
San Miguel Corp. ..............                53,500       140,971
                                                            268,360
Portugal -- 1.3%
Banco Comercial Portugues .....                10,757       203,149
Banco Comercial Portugues
  ADR .........................                 4,096        76,288
Banco Commercial Portugues
International Ltd. (Series A) .                   390        26,715
Electricidade de Portugal S.A .                 1,555        28,536
                                                            334,688
Singapore -- 0.3%
Acma Ltd. (Wts.) ..............                 4,500         2,266
DBS Land Ltd. .................                19,000        60,069
Jardine Strategic Holdings Ltd.
  (Wts.) ......................                   600             6
United Overseas Land &
  Investment (Wts.) ...........                 1,600           867 (a)
                                                             63,208
South Africa -- 1.2%
Dimension Data Holdings Ltd. ..                31,693       125,738
South African Iron & Steel ....               266,162       175,994
                                                            301,732
South Korea -- 1.0%
CITC Seoul Excel IDR ..........                     2        14,500 (a)
Kookmin Bank GDR ..............                   430         9,138 (b)
Korea Electric Power Corp. ....
ADR ...........................                11,648       217,672
                                                            241,310
Spain -- 2.0%
Banco Santander ...............                 6,105       188,101
Repsol S.A ....................                 7,312       309,154
                                                            497,255

----------
See Notes to Schedule of Investments and Financial Statements

International Equity Fund -- Schedule of Investments  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                          Number
                                        of Shares         Value
--------------------------------------------------------------------------------

Sweden -- 3.6%
Astra AB (Series B) ............             614     $    10,834
Autoliv Inc. ...................           8,043         314,682
Autoliv Inc. SDR ...............           2,186          84,071 (a)
Electrolux AB (Series B) .......           2,925         210,995
Granges AB .....................               1               7 (a)
Investor AB ....................             929          48,939
Kinnevik (Series B) ............           2,696          75,107
NetCom Systems AB (Series B) ...           5,271          74,954 (a)
Telefonaktiebolaget LM Ericson
  (Series B) ...................           1,958          77,075
                                                         896,664
Switzerland -- 9.6%
ABB AG .........................             353         534,336
Holderbank Financiere Glarus AG              124         117,121
Nestle S.A. (Regd.) ............             222         292,857
Novartis AG (Regd.) ............             482         770,540
Roche Holdings AG ..............              31         280,380
Schw Ruckversicher (Regd.) .....             134         189,527
Zurich Versicherungsgesellschaft
  (Regd.) ......................             602         239,563
                                                       2,424,324
Taiwan -- 0.9%
Formosa Growth Fund Inc. .......           5,000         117,600
Taipei Fund ....................           1,000         117,300
                                                         234,900
Thailand -- 0.3%
Banpu PLC ......................           3,400          49,612
Siam Cement PLC ................             500           8,647
Thai Farmers Bank PLC ..........           4,400          18,684
                                                          76,943
United Kingdom -- 11.5%
Airtours PLC ...................          25,631         495,980
Cordiant PLC ...................          88,981         185,225
Granada Group PLC ..............          26,094         343,289
Indian Opportunities Fund Ltd. .           6,000          59,220 (a)
Lucas Varity PLC ...............          56,616         196,108
Medeva PLC .....................          88,548         378,970
Railtrack Group PLC ............          34,578         358,741
Reed International PLC .........          35,472         342,615
Siebe PLC ......................          28,857         489,206
Thorn PLC ......................          19,690          55,743
United Assurance Group PLC .....          53,700           3,577 (a)
                                                       2,908,674
Total Investments in Securities
  (Cost $22,130,159) ...........                      24,690,166

--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------
Short Term Investments -- 4.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $1,148,992)                        1,148,992          $  1,148,992

Other Assets and Liabilities,
  net (2.3%)                                                      (577,982)
                                                               -----------
NET ASSETS - 100%                                              $25,261,176
                                                               ===========



FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At June 30, 1997, the outstanding forward foreign currency contracts, which contractually obligate the International Equity Fund to deliver currencies at a specified date, were as follows:

                                      U.S. $ Cost       U.S. $     Unrealized
Foreign Currency           Foreign   on Origination    Current    Appreciation
Purchase Contracts        Currency       Date           Value    (Depreciation)
--------------------------------------------------------------------------------
CHF, expiring 07/15/97    1,164,240    $799,396        $800,100       $ 704


Foreign Currency Sale Contracts
-------------------------------
CHF, expiring 07/15/97    1,164,240    $800,000        $800,100       $(100)
                                                                      -----
                                                                      $ 604
                                                                      =====

----------
See Notes to Schedule of Investments and Financial Statements

Real Estate Securities Fund -- Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                           Number
                                         of Shares         Value
--------------------------------------------------------------------------------
Common Stock -- 92.0%

Financial -- 6.4%
Green Tree Financial Corp. .......          29,000      $1,033,125
Redwood Trust Inc. ...............          31,900       1,491,325
                                                         2,524,450
Hotels / Restaurants -- 3.7%
Circus Circus Enterprises Inc. ...          33,000         812,625 (a)
Host Marriott Corp. ..............          36,000         641,250
                                                         1,453,875
Real Estate -- 73.3%
Ambassador Apartments Inc. .......          32,900         818,387
Apartment Investment &
Management Co. (Class A) .........          50,100       1,415,325
Avalon Properties Inc. ...........          22,800         652,650
Boston Properties Inc. ...........          34,300         943,250 (a)
Burnham Pacific Properties Inc. ..          18,000         247,500
Cali Realty Corp. ................          23,600         802,400
CarrAmerica Realty Corp. .........          15,000         431,250
Catellus Development Corp. .......          55,600       1,007,750 (a)
Centerpoint Properties Corp. .....          25,000         793,750
Developers Diversified Realty
  Corp. ..........................          20,000         800,000
Equity Residential Properties
  Trust ..........................          38,900       1,847,750
Evans Withycombe Residential
  Inc. ...........................          27,000         560,250
First Industrial Realty Trust Inc.          50,100       1,465,425
General Growth Properties ........             700          23,450
Glenborough Realty Trust Inc. ....          12,200         308,050
Irvine Apartment Communities Inc.           27,900         823,050
Liberty Property .................          47,000       1,169,125
Macerich Co. .....................           8,000         222,000
Manufactured Home Communities
  Inc. ...........................          51,500       1,187,719
Merry Land & Investment Co. Inc. .          31,000         672,313
Oakwood Homes Corp. ..............          14,000         336,000
Pacific Gulf Properties Inc. .....          33,700         741,400
Patriot American Hospitality Inc.           78,020       1,989,510
Prentiss Properties Trust ........          51,000       1,306,875
Security Capital Atlantic Inc. ...          44,000       1,053,250
Security Capital Pacific Trust ...          46,100       1,054,537
Shurgard Storage Centers Inc. ....
  (Class A) ......................          12,600         352,800
Simon DeBartolo Group Inc. .......          39,300       1,257,600
Spieker Properties Inc. ..........          32,000       1,126,000
Sun Communities Inc. .............          23,000         771,938

--------------------------------------------------------------------------------
                                               Number
                                             of Shares         Value
--------------------------------------------------------------------------------

Thornburg Mortgage Asset
  Corp .............................           44,500      $    956,750
TriNet Corporation Realty Trust
  Inc...............................           26,000           859,625
Urban Shopping Centers Inc. ........           33,100         1,055,062
                                                             29,052,741
Real Estate Investment Trust -- 8.6%
American General Hospitality
  Corp. ............................           39,500           977,625
Bedford Property Investments
  Inc. .............................           45,000           905,625
FelCor Suite Hotels Inc. ...........           18,200           677,950
Sunstone Hotel Investors Inc. ......           57,700           836,650
                                                              3,397,850
Total Investments in Securities
(Cost $30,875,887) .................                         36,428,916

--------------------------------------------------------------------------------
Short Term Investments -- 7.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $3,027,234) ................        3,027,234         3,027,234

Other Assets and Liabilities,
  net 0.4% .........................                            156,560
                                                            -----------
NET ASSETS -- 100% ................                         $39,612,710
                                                            ===========

----------
See Notes to Schedule of Investments and Financial Statements

Notes to Schedules of Investments
--------------------------------------------------------------------------------

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be only resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $103,656 or 0.4% of net assets for the International Equity Fund.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at June 30, 1997.

(f) At June 30, 1997, all or a portion of this security was pledged to cover collateral requirements for futures and TBA's.

Abbreviations:

ADR     --        American Depositary Receipt
GDR     --        Global Depositary Receipt
IDR     --        International Depositary Receipt
SDR     --        Special Drawing Rights
Rts.    --        Rights
Wts.    --        Warrants
Regd.   --        Registered
Pfd.    --        Preferred


Currency Terms:

CAD     --        Canadian Dollar
CHF     --        Swiss Franc
DEM     --        Deutsche Mark
ESP     --        Spanish Peseta
FIM     --        Finnish Markka
FRF     --        French Franc
GBP     --        Pound Sterling
HKD     --        Hong Kong Dollar
IDR     --        Indonesian Rupiah
MYR     --        Malaysian Ringgit
PHP     --        Philippine Peso
SEK     --        Swedish Krona
ZAR     --        South African Rand

Statements Of Assets
And Liabilities June 30, 1997 (unaudited)


                                                                                                                   REAL
                                     S&P 500      GOVERNMENT      MONEY           TOTAL      INTERNATIONAL        ESTATE
                                      INDEX       SECURITIES      MARKET          RETURN        EQUITY          SECURITIES
                                       FUND           FUND         FUND            FUND          FUND              FUND
                                       ----           ----         ----            ----          ----              ----

ASSETS
Investments in securities,
  at market (cost $81,649,340,
  $13,061,247, $0, $35,995,822,
  $22,130,159, and $30,875,887,
  respectively)                   $101,678,347    $13,124,016   $          0     $39,892,595   $24,690,166     $36,428,916

Short term investments
  (at amortized cost)                4,575,083        372,300    126,475,507       6,861,631     1,148,992       3,027,234
Cash                                     4,399              4         14,287              13       160,001             979
Foreign currency (cost $0, $0,
  $0, $17,581, $502,877,
  and $0, respectively)                      0              0              0          17,461       502,892               0
Receivable for investments sold      1,264,044              0              0       1,292,204       279,287               0
Income receivables                     151,692        248,212        273,486         225,750       139,461         242,092
Receivable for fund shares sold        263,204         43,147      5,022,880          31,317        31,380          67,001
Receivable on forward foreign
  currency contracts                         0              0              0               0           604               0
                                  ------------    -----------   ------------     -----------   -----------     -----------
         Total assets              107,936,769     13,787,679    131,786,160      48,320,971    26,952,783      39,766,222
                                  ------------    -----------   ------------     -----------   -----------     -----------

LIABILITIES
Distributions payable to
  shareholders                               0              0         91,588               0             0               0
Payable for investments purchased    1,285,713              0              0       4,834,944     1,557,219          95,434
Payable to GEIM                         75,565         17,273         83,765          44,630       134,388          58,078
Variation margin payable                30,071              0              0               0             0               0
Payable on forward foreign
  currency contracts                         0              0              0               0             0               0
                                  ------------    -----------   ------------     -----------   -----------     -----------
         Total liabilities           1,391,349         17,273        175,353       4,879,574     1,691,607         153,512
                                  ------------    -----------   ------------     -----------   -----------     -----------
NET ASSETS                        $106,545,420    $13,770,406   $131,610,807     $43,441,397   $25,261,176     $39,612,710
                                  ------------    -----------   ------------     -----------   -----------     -----------

NET ASSETS CONSIST OF:
Capital paid in                   $ 84,195,860    $14,259,957   $131,611,746     $34,641,859   $20,709,239     $30,725,515
Undistributed (overdistributed)
  net investment income                809,152        382,900              0         532,393       103,698         823,094
Accumulated net realized
  gain (loss)                        1,561,901       (935,220)          (939)      4,370,506     1,887,631       2,511,072
Net unrealized appreciation /
  (depreciation) on:
    Investments                     20,029,007         62,769              0       3,896,773     2,560,007       5,553,029
    Futures                            (50,500)             0              0               0             0               0
    Foreign currency transactions            0              0              0            (134)          601               0
NET ASSETS                        $106,545,420    $13,770,406   $131,610,807     $43,441,397   $25,261,176     $39,612,710

Shares outstanding
  ($.001 par value)                  5,959,209      1,423,407    131,610,743       3,092,527     1,984,970       2,586,366

Net asset value, offering and
  redemption price per share            $17.88          $9.67          $1.00          $14.05        $12.73          $15.32


*  For the period May 1, 1997 (inception) through June 30, 1997.


----------

See Notes to Financial Statements

Statements Of Operations
For the six months ended June 30, 1997 (unaudited)


                                                                                                                         REAL
                                          S&P 500         GOVERNMENT     MONEY           TOTAL        INTERNATIONAL     ESTATE
                                            INDEX         SECURITIES     MARKET          RETURN          EQUITY       SECURITIES
                                            FUND             FUND         FUND            FUND            FUND           FUND
                                            ----             ----         ----            ----            ----           ----

INVESTMENT INCOME
Income:
  Dividends                            $   673,523        $      0     $        0      $  233,237     $  274,309     $  906,163
  Interest                                 312,912         439,534      3,279,262         442,267          3,946         85,340
  Less: Foreign taxes withheld              (4,721)              0              0          (5,184)       (32,557)             0
                                       -----------        --------     ----------      ----------      ---------      ---------
Total income                               981,714         439,534      3,279,262         670,320        245,698        991,503
                                       -----------        --------     ----------      ----------      ---------      ---------
Expenses:
   Advisory and administration fees        140,933          34,967        290,927         101,009        101,684        140,027
   Trustees' fees                            5,230           3,333          6,580           4,028          1,377          3,680
   Custody and accounting expenses          47,892           8,389         24,214          18,659         53,302         12,248
   Professional fees                        16,397           8,250         21,647          11,721          6,412         10,367
   Other expenses                            2,746           2,043          3,346           2,211          1,077          2,057
                                       -----------        --------     ----------      ----------      ---------      ---------
Total expenses before waiver               213,198          56,982        346,714         137,628        163,852        168,379
   Less: Expenses waived or borne by
            the adviser                          0               0       (199,285)              0        (22,680)
                                       -----------        --------     ----------      ----------      ---------      ---------
   Net expenses                            213,198          56,982        147,429         137,628        141,172        168,379
                                       -----------        --------     ----------      ----------      ---------      ---------
Net investment income                      768,516         382,552      3,131,833         532,692        104,526        823,124
                                       ===========        ========     ==========      ==========     ==========     ==========

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
  Investments                            1,424,471         (92,085)          (193)      4,303,444      2,150,731      2,510,944
  Futures                                  137,430               0              0               0              0              0
  Foreign currency transactions                  0               0              0           4,799        123,058              0
Increase (decrease) in unrealized
 appreciation/depreciation on:
  Investments                           11,919,192        (149,223)             0        (777,808)     1,045,350       (639,366)
  Futures                                  (50,500)              0              0               0              0              0
  Foreign currency transactions                  0               0              0            (134)         7,770              0
                                       -----------        --------     ----------      ----------      ---------      ---------
Net realized and unrealized gain
  (loss) on investments                 13,430,593        (241,308)          (193)      3,530,301      3,326,909      1,871,578
                                       -----------        --------     ----------      ----------      ---------      ---------
Net increase in net assets
  resulting from operations            $14,199,109        $141,244     $3,131,640      $4,062,993     $3,431,435     $2,694,702
                                       ===========        ========     ==========      ==========     ==========     ==========


* For the period May 1, 1997 (inception) thru June 30, 1997.

----------
See Notes to Financial Statements

Statements Of Changes
In Net Assets



                                       S&P 500                           GOVERNMENT                          MONEY
                                        INDEX                            SECURITIES                          MARKET
                                        FUND                                FUND                              FUND
------------------------------------------------------------------------------------------------------------------------------------
                         Six Months Ended     Year Ended     Six Months Ended    Year Ended      Six Months Ended    Year Ended
                           June 30, 1997     December 30,     June 30, 1997     December 30,      June 30, 1997     December 30,
                           (unaudited)          1996           (unaudited)          1996            (unaudited)         1996
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income   $   768,516        $  1,833,619      $    382,552     $ 1,456,380       $   3,131,833     $   5,899,989
  Net realized gain (loss)
    on investments,
    futures, and
    foreign currency
    transactions            1,561,901          23,983,222           (92,085)         62,255                (193)             (745)
  Net increase (decrease)
   in unrealized
   appreciation/
   depreciation            11,868,692          (3,717,302)         (149,223)     (1,084,049)                  0                 0
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from operations          14,199,109          22,099,539           141,244         434,586           3,131,640         5,899,244
------------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
  Net investment income             0          (1,807,487)                0      (1,463,959)        (3,139,763)        (5,892,059)
  Net realized gains                0         (23,983,222)                0         (62,255)                 0                  0
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions           0         (25,790,709)                0      (1,526,214)        (3,139,763)        (5,892,059)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations and
  distributions            14,199,109          (3,691,170)          141,244      (1,091,628)            (8,123)             7,185
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:
  Proceeds from sale
    of shares              32,604,729          46,416,381         1,697,920       9,778,053        108,394,356        190,250,466
  Value of distributions
    reinvested             25,790,709                   0         1,526,214               0          8,940,234                  0
  Cost of shares
    redeemed               (1,571,279)        (73,219,899)       (3,366,422)    (18,623,156)       (98,978,429)      (140,078,242)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from share
  transactions             56,824,159         (26,803,518)         (142,288)     (8,845,103)        18,356,161         50,172,224
------------------------------------------------------------------------------------------------------------------------------------
Total increase
  (decrease) in
  net assets               71,023,268         (30,494,688)           (1,044)     (9,936,731)        18,348,038        50,179,409

NET ASSETS
 Beginning of year         35,522,152          66,016,840        13,771,450      23,708,181        113,262,769        63,083,360
-----------------------------------------------------------------------------------------------------------------------------------
 End of period           $106,545,420         $35,522,152       $13,770,406     $13,771,450       $131,610,807      $113,262,769
====================================================================================================================================
Undistributed
  (overdistributed)
  net investment
  income, end of period  $    809,152         $    40,636       $   382,900     $       348       $          0      $      7,930
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO
 SHARES:
  Shares sold by
   subscription             2,006,773          2,040,664            177,480         946,788         35,553,560        17,868,330
Issued for
  distributions
  reinvested                1,704,607                 0             159,646               0        118,602,790                 0
Shares redeemed               (97,835)       (2,839,987)           (353,544)     (1,768,841)       (33,456,828)      (13,044,358)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  portfolio shares          3,613,545          (799,323)            (16,418)       (882,053)       120,699,522         4,823,972
====================================================================================================================================

*      For the period May 1, 1997 (inception) thru June 30, 1997.

----------
See Notes to Financial Statements

Statements Of Changes
In Net Assets

                                                                                                               REAL
                                       TOTAL                          INTERNATIONAL                           ESTATE
                                      RETURN                              EQUITY                            SECURITIES
                                       FUND                                FUND                                FUND
------------------------------------------------------------------------------------------------------------------------------------
                         Six Months Ended     Year Ended     Six Months Ended    Year Ended      Six Months Ended    Year Ended
                           June 30, 1997     December 30,     June 30, 1997     December 30,      June 30, 1997     December 30,
                           (unaudited)          1996           (unaudited)          1996            (unaudited)         1996
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income   $    532,692       $ 2,215,251       $    104,526     $    55,092        $   823,124       $ 1,124,059
  Net realized gain (loss)
    on investments,
    futures, and
    foreign currency
    transactions             4,308,243         8,450,564          2,273,789        1,034,935         2,510,944           509,943
  Net increase (decrease)
   in unrealized
   appreciation/
   depreciation               (777,942)       (3,141,042)         1,053,120          571,033          (639,366)        5,092,453
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from operations            4,062,993         7,524,773          3,431,435        1,661,060         2,694,702         6,726,455
------------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
  Net investment income              0        (2,230,657)                 0           (69,707)              0         (1,133,355)
  Net realized gains                 0        (8,448,019)                 0        (1,034,935)              0           (509,943)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions            0       (10,678,676)                 0        (1,104,642)              0         (1,643,298)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations and
  distributions              4,062,993        (3,153,903)         3,431,435           556,418       2,694,702          5,083,157
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:
  Proceeds from sale
    of shares                4,155,992        21,203,447          8,520,879        26,614,888      13,761,217         11,868,291
  Value of distributions
    reinvested              10,678,676                 0          1,104,642                 0       1,643,298                  0
  Cost of shares
    redeemed                (3,270,292)      (60,742,609)        (5,439,625)      (24,875,243)     (3,019,755)        (5,847,077)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from share
  transactions              11,564,376       (39,539,162)         4,185,896         1,739,645      12,384,760          6,021,214
------------------------------------------------------------------------------------------------------------------------------------
Total increase
  (decrease) in
  net assets                15,627,369       (42,693,065)         7,617,331         2,296,063      15,079,462         11,104,371

NET ASSETS
 Beginning of year          27,814,028        70,507,093         17,643,845        15,347,782      24,533,248         13,428,877
------------------------------------------------------------------------------------------------------------------------------------
 End of period             $43,441,397       $27,814,028        $25,261,176       $17,643,845     $39,612,710        $24,533,248
====================================================================================================================================
Undistributed
  (overdistributed)
  net investment
  income, end of period    $   532,393       $         0        $   103,698       $         0     $   823,094        $         0
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO
 SHARES:
  Shares sold by
   subscription                314,163         1,306,831            724,674         2,420,951         937,725            962,667
Issued for
  distributions
  reinvested                   838,859                 0            101,998                 0         116,463                  0
Shares redeemed               (245,167)       (3,548,503)          (470,967)       (2,258,249)       (206,762)          (438,509)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease) in
  portfolio shares             907,855        (2,241,672)           355,705           162,702         847,426           524,158
====================================================================================================================================


*      For the period May 1, 1997 (inception) thru June 30, 1997.

----------
See Notes to Financial Statements

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1.       Organization of the Funds

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company is comprised of eight investment funds (the "Funds"), which are currently being offered through the separate accounts of The Life Insurance Company of Virginia ("Life of Virginia") and other life insurance companies. The separate accounts fund certain benefits for flexible and single premium variable life insurance and annuity policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of General Electric Capital Corporation. As of June 30, 1997, Life of Virginia controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

Effective April 30, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment objective was amended to comply with Rule 2a-7 of the Investment Company Act of 1940, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock dividend in the ratio of 10.41 to 1. As a result of the stock dividend, the Money Market Fund's net asset value per share reverted to $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock dividend. The Global Income Fund and Value Equity Fund commenced operations on May 1, 1997.

2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Company:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

The Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in exchange rates.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

Expenses

Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, Investment Adviser to the Funds, and reimbursed by the Funds.

Distributions to Shareholders

The Money Market Fund declares investment income dividends daily and pays monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Futures and Options

The Funds, other than the Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3. Fees and Compensation Paid to Affiliates Advisory and Administration Fees

Compensation of GEIM, the Funds' Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The administrative and advisory fees payable to GEIM for each Fund are at the following annual rates, based on average daily net assets:

Government Securities Fund, Money Market Fund and Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next
$100,000,000; .35% of the next $100,000,000; and .30% of the amounts in excess of $400,000,000*

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000**

Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000

S&P 500 Index Fund: .35%

* The Adviser has voluntarily agreed to waive a portion of the fee paid by the Money Market Fund so that the fee paid by the Money Market Fund is equal to .25%.

** Prior to May 1, 1997, the Adviser agreed to reimburse for any amount by which the total operating expenses of the International Equity Fund exceeded 1.75% of the first $30 million of the aggregate average daily net assets of the Fund and 1% of the aggregate average daily net assets in excess of $30 million.


Directors' Fees

The Funds pay no compensation to their Directors who are employees of Life of Virginia or GEIM. Directors who are not employees of Life of Virginia or GEIM receive an annual fee of $6,000 plus $500 per Directors' board meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended.


4. Sub-advisory Fees

Effective May, 1, 1997, GMG/Seneca Management, LLC ("Seneca") is the investment sub-adviser to the Real Estate Securities Fund pursuant to investment sub-advisory agreements with GEIM.

For their services GEIM pays Seneca, monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages at the following annual rates:

Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000


5. Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 1997, were as follows:

                                                                 Net
                         Gross             Gross              Unrealized
                       Unrealized        Unrealized          Appreciation
                      Appreciation      Depreciation        (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index
  Fund                 $20,641,235        $612,228            $20,029,007
Government
  Securities Fund           95,280          32,511                 62,769
Total Return
  Fund                   4,054,906         158,133              3,896,773
International
  Equity Fund            2,794,463         234,456              2,560,007
Real Estate
  Securities Fund        5,941,824         388,795              5,553,029

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 1997.

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

6.       Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended June 30, 1997, were as follows:

                                   Purchases                Sales
                                   ---------                -----
S&P 500 Index Fund                $36,253,118            $ 3,842,571
Total Return Fund                  28,440,949             29,144,194
International Equity Fund          27,665,157             24,532,963
Real Estate Securities Fund        21,074,969             11,772,562


The cost of purchases and the proceeds from sales of long term U.S. Government securities for the period ended June 30, 1997, were as follows:


                                   Purchases                Sales
                                   ---------                -----
Government Securities Fund        $ 8,864,972            $ 9,146,159
Total Return Fund                   5,207,882              1,607,974

Schedule of Investments  August 31, 1997 (unaudited)
--------------------------------------------------------------------------------
GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                     Principal
                                       Amount                 Value
--------------------------------------------------------------------------------
Bonds and Notes -- 83.3%
--------------------------------------------------------------------------------
Austria -- 1.9%
Republic of Austria
6.25%    10/16/03 JPY                10,000,000              104,463

Canada -- 17.9%
Government of Canada
7.50%    03/01/01            CAD        150,000              115,881
7.00%    12/01/06            CAD        170,000              131,251
Province of New Brunswick
11.25%   12/13/00            CAD        270,000              229,566
Thomson Corp.
7.15%    10/23/06            CAD        320,000              243,292
Toyota Credit Canada Inc.
7.375%   12/31/01            CAD        310,000              238,376
                                                             958,366
Denmark -- 2.0%
Kingdom of Denmark
6.00%    12/10/99            DKK        310,000               46,414
6.00%    11/15/02            DKK        130,000               19,527
7.00%    12/15/04            DKK        140,000               21,737
7.00%    11/15/07            DKK        130,000               19,916
                                                             107,594
Germany -- 17.4%
Bayerische Vereinsbank AG
4.50%    06/24/02            DEM        410,000               223,752
Dresdner Finance
5.50%    04/30/04            DEM        420,000               233,980
Federal Republic of Germany
6.00%    01/04/07            DEM        420,000               238,261
Merrill Lynch & Co. Inc.
4.54%    05/18/00            DEM        480,000               235,359 (b)
                                                              931,352
Japan -- 3.0%
International Bank for
Reconstruction & Development
4.50%    03/20/03            JPY      1,690,000               161,696

Italy -- 2.4%
Republic of Italy
3.75%    06/08/05            JPY     14,000,000               126,951

Netherlands -- 2.9%
Dutch Government
7.50%    06/15/99           NLG          70,000                36,431
5.75%    09/15/02           NLG          95,000                48,330
5.75%    02/15/07           NLG         145,000                71,804
                                                              156,565

--------------------------------------------------------------------------------
                                     Principal
                                       Amount                 Value
--------------------------------------------------------------------------------

Spain -- 18.5%
Government of Spain
10.10%   02/28/01           ESP     100,000,000               752,519
8.80%    04/30/06           ESP      20,000,000               153,201
Kingdom of Spain
3.10%    09/20/06            JPY     10,000,000                88,566
                                                              994,286
Sweden -- 2.1%
Kingdom of Sweden
10.25%   05/05/00            SEK        500,000                71,017
8.00%    08/15/07            SEK        300,000                41,923
                                                              112,940
United Kingdom -- 15.2%
Commonwealth Bank of Australia
8.125%   12/07/06            GBP         99,000               165,805
Halifax Building Society
8.75%    07/10/06            GBP        100,000               171,735
SmithKline Beecham PLC
8.375%   12/29/00            GBP        140,000               232,202
Treasury
8.00%    09/25/09            GBP        140,000               243,267
                                                              813,009
Total Investments in Securities
(Cost $4,568,673)                                           4,467,222

--------------------------------------------------------------------------------
                                       Number
                                     of Shares              Value
--------------------------------------------------------------------------------

Short Term Investments -- 11.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
(Cost $615,179)                         615,179               615,179

Other Assets and Liabilities,
net 5.2%                                                      279,971
                                                         ------------
NET ASSETS --  100%                                      $  5,362,372
                                                         ============

FORWARD FOREIGN CURRENCY CONTRACTS

At August 31, 1997, the outstanding forward foreign currency contracts, which contractually obligate the Global Income Fund to deliver currencies at a specified date, were as follows:


                                              U.S. $ Cost          U.S. $        Unrealized
Foreign Currency             Foreign        on Origination        Current       Appreciation/
Purchase Contracts           Currency           Date               Value        (Depreciation)
----------------------------------------------------------------------------------------------
SEK, expiring 09/04/97        2,270,347       $  290,571        $  289,242         $  (1,329)
                                             -----------       -----------     -------------

Foreign Currency
Sale Contracts

DEM, expiring 09/04/97        1,096,830       $  592,905        $  609,535         $ (16,630)
DKK, expiring 10/06/97          777,520          113,564           113,677              (113)
GBP, expiring 09/04/97          255,100          407,395           413,622            (6,227)
JPY, expiring 10/06/97       59,680,000          498,402           496,754             1,648
NLG, expiring 10/06/97          330,590          163,658           163,523               135
SEK, expiring 09/02/97        5,381,239          688,667           685,521             3,146
SEK, expiring 09/04/97        3,177,347          393,723           404,793           (11,070)
                                            ------------      ------------      ------------
                                              $2,858,314        $2,887,425         $ (29,111)
                                            ============      ============      ============
                                                                                   $ (30,440)
                                                                                ============

                             Schedule of Investments August 31, 1997 (unaudited)
--------------------------------------------------------------------------------

VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       Number
                                     of Shares               Value
--------------------------------------------------------------------------------
Common Stock -- 93.4%
--------------------------------------------------------------------------------
Capital Goods -- 7.1%
Atchison Casting Corp. .........        8,000                154,500 (a)
Case Corp. .....................        2,500                167,656 (a)
Century Aluminum Co. ...........        3,000                 49,500
Chicago Bridge & Iron ..........        5,600                118,300 (a)
                                                             489,956
Consumer - Cyclical -- 13.6%
Cox Communications Inc. ........        4,800                129,900 (a)
Darden Restaurants Inc. ........        9,000                 90,563 (a)
Ford Motor Co. .................        2,800                120,400 (a)
Tele-Communications Inc. Liberty
   Media Group (SeriesA) .......        6,000                158,250 (a)
Tele-Communications
   International Inc. (Series A)        7,000                112,437 (a)
Time Warner Inc. ...............        3,000                154,500 (a)
U.S. West Communications
   Group Inc. ..................        8,500                170,000 (a)
                                                             936,050
Energy -- 25.4%
BJ Services Co. ................        2,200                158,950 (a)
Cairn Energy USA Inc. ..........       13,000                148,688 (a)
Diamond Offshore
   Drilling Inc. ...............        3,700                202,112 (a)
Forcenergy Inc. ................        3,200                116,000
Meridian Resource Corp. ........       10,000                109,375
Noble Affiliates Inc. ..........        3,500                162,312 (a)
Ocean Energy Inc. ..............        3,500                225,094 (a)
Santa Fe International Corp. ...        2,800                125,300 (a)
Tosco Corp. ....................        3,300                109,106 (a)
Transocean Offshore Inc. .......        1,600                152,100 (a)
United Meridian Corp. ..........        4,200                164,587 (a)
Valero Energy Corp. ............        2,200                 73,288
                                                           1,746,912
Financial -- 11.4%
BankAmerica Corp. ..............        3,300                217,181
Bear Stearns Cos. Inc. .........        3,000                118,688
Chase Manhattan Corp. ..........        1,600                177,900
CWM Mortgage Holdings Inc. .....        5,500                131,656 (a)
First Union Corp. ..............        2,800                134,575 (a)
                                                             780,000

--------------------------------------------------------------------------------
                                       Number
                                     of Shares               Value
--------------------------------------------------------------------------------
Healthcare -- 4.4%
Aetna Inc. .........................           1,800          171,788
Integrated Health Services Inc. ....           4,000          132,000
                                                              303,788
Insurance -- 10.2%
Hartford Financial Services Group ..           2,000          159,500
Loews Corp. ........................           2,700          275,231 (a)
Provident Cos. Inc. ................           2,500          162,813
USF&G Corp. ........................           4,700          103,106
                                                              700,650
Retail Trade -- 1.1%
Mercantile Stores Inc. .............           1,200           74,925 (a)

Technology -- 9.8%
Allen Telecom Inc. .................           3,600           85,950 (a)
Avnet Inc. .........................           2,100          145,294
Berg Electronics Corp. .............           2,700          110,869
Ceridian Corp. .....................           2,200           76,037 (a)
Intel Corp. ........................           1,200          110,550 (a)
Storage Technology Corp. ...........           2,800          142,625 (a)
                                                              671,325
Utilities -- 10.4%
360 Communications Co. .............           8,500          156,187 (a)
Cellular Communications
   International ...................           7,500          270,000 (a)
NTL Inc. ...........................           6,000          132,750 (a)
PG&E Corp. .........................               1               19
Telephone & Data Systems Inc. ......           3,900          154,050
                                                              713,006
Total Investments in Securities
  (Cost $5,548,820) ................                        6,416,612

--------------------------------------------------------------------------------
                                              Number
                                            of Shares          Value
--------------------------------------------------------------------------------
Short-Term Investments -- 5.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $390,704) ..................         390,704          390,704


--------------------------------------------------------------------------------
                                       Expiration Date/    Number of
                                       Strike Price        contracts     Value
--------------------------------------------------------------------------------
Call Options Written -- 0.0%
--------------------------------------------------------------------------------
Mercantile Stores I ................      Sep. 97/65.0       1,200      (2,400)

Other Assets and Liabilities,
  net 0.9% .........................                                    62,378
                                                                    ----------
NET ASSETS -- 100%                                                  $6,867,294
                                                                    ==========

----------

See Notes to Schedule of Investments and Financial Statements

                                               Notes to Schedules of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b)  Coupon amount represents effective yield.

Currency Terms:

CAD     --        Canadian Dollar

DEM     --        Deutsche Mark

DKK     --        Danish Krone

ESP     --        Spanish Peseta

GBP     --        Pound Sterling

JPY     --        Japanese Yen

NLG     --        Netherlands Guilder

SEK     --        Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1997 (unaudited)


                                                                        GLOBAL            VALUE
                                                                        INCOME            EQUITY
                                                                        FUND              FUND
                                                                        ----              ----
ASSETS
         Investments in securities, at market (cost
            $4,568,673, and $5,548,820, respectively) ..........       $4,467,222        $6,416,612
         Short term investments (at amortized cost) ............          615,179           390,704
         Cash ..................................................                1               934
         Foreign currency ($19,664, and $0 respectively) .......           19,577                 0
         Receivable for investments sold .......................        1,041,128            97,907
         Income receivables ....................................          140,917             9,708
         Receivable for fund shares sold .......................                0            63,512
         Receivable on forward foreign currency contracts ......                0                 0
         Variation margin receivable ...........................                0                 0
                                                                       ----------        ----------
                  Total assets .................................        6,284,024         6,979,377
                                                                       ----------        ----------

LIABILITIES
         Options written, at market
           (Premium received $0, and $5,364, respectively)......                0             2,400
         Distributions payable to shareholders .................                0                 0
         Payable for investments purchased .....................          884,311           102,050
         Payable for fund shares repurchased ...................                0                 0
         Payable to GEIM .......................................            6,901             7,633
         Variation margin payable ..............................                0                 0
         Payable to custodian ..................................                0                 0
         Payable on forward foreign currency contracts .........           30,440                 0
                                                                       ----------        ----------
                  Total liabilities ............................          921,652           112,083
                                                                       ----------        ----------
NET ASSETS .....................................................       $5,362,372        $6,867,294
                                                                       ==========        ==========

NET ASSETS CONSIST OF:
         Capital paid in .......................................       $5,297,848        $5,922,435
         Undistributed net investment income ...................          107,216             7,991
         Accumulated net realized gain .........................           90,429            66,111
         Net unrealized appreciation / (depreciation) on:
                  Investments ..................................         (101,451)          867,792
                  Written options ..............................                0             2,965
                  Foreign currency transactions ................          (31,670)                0
                                                                       ----------        ----------
NET ASSETS .....................................................       $5,362,372        $6,867,294
                                                                       ==========        ==========

Shares outstanding ($.001 par value) ...........................          529,477           547,771
Net asset value, offering and redemption price per share .......           $10.13            $12.54



----------

See Notes to Financial Statements

STATEMENTS OF OPERATIONS
For the period ended August 31, 1997 (unaudited)

                                                                                      GLOBAL          VALUE
                                                                                      INCOME          EQUITY
                                                                                      FUND *          FUND *
                                                                                      ------          ------
INVESTMENT INCOME
         Income:
                  Dividends .................................................      $      0        $  12,604
                  Interest ..................................................        120,782           8,544
                                                                                    --------       ---------
         Total income .......................................................        120,782          21,148
                                                                                    --------       ---------

         Expenses:
                  Advisory and administration fees ..........................         10,411          10,002
                  Trustees' fees ............................................            386             386
                  Custody and accounting expenses ...........................          1,095           1,095
                  Professional fees .........................................          1,502           1,502
                  Other expenses ............................................            172             172
                                                                                    --------       ---------
         Total expenses .....................................................         13,566          13,157
                                                                                    --------       ---------
         Net investment income ..............................................        107,216           7,991
                                                                                    --------       ---------

NET REALIZED AND UNREALIZED GAIN ON
         INVESTMENTS
                  Realized gain on:
                           Investments ......................................         26,252          66,111
                           Foreign currency transactions ....................         64,177               0
                  Increase (decrease) in unrealized appreciation/depreciation on:
                           Investments ......................................       (101,451)        867,792
                           Written options ..................................              0           2,965
                           Foreign currency transactions ....................        (31,670)              0
                                                                                    --------       ---------
                  Net realized and unrealized gain
                           (loss) on investments ............................        (42,692)        936,868
                                                                                    --------       ---------
         Net increase in net assets
                  resulting from operations .................................       $ 64,524       $ 944,859
                                                                                    ========       =========






*For the period May 1, 1997 (inception) through August 31, 1997.

----------
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS


                                                                GLOBAL            VALUE
                                                                INCOME            EQUITY
                                                                FUND              FUND
                                                                (unaudited)*      (unaudited)*
                                                                ------------      ------------
INCREASE IN NET ASSETS
         Operations:
                  Net investment income ................      $   107,216       $     7,991
                  Net realized gain on investments,
                           futures, and foreign currency
                           transactions ................           90,429            66,111
                  Net increase (decrease) in unrealized
                           appreciation/depreciation ...         (133,121)          870,757
                                                              -----------       -----------
                  Net increase from operations .........           64,524           944,859

         Distributions to shareholders from:
                  Net investment income ................                0                 0
                  Net realized gains ...................                0                 0
                                                              -----------       -----------
         Total distributions ...........................                0                 0
                                                              -----------       -----------
         Increase in net assets from
                  operations and distributions .........           64,524           944,859
                                                              -----------       -----------
         Share transactions:
                  Proceeds from sale of shares .........        5,300,310         6,077,720
                  Value of distributions reinvested ....                0                 0
                  Cost of shares redeemed ..............           (2,462)         (155,285)
                                                              -----------       -----------
                  Net increase from
                           share transactions ..........        5,297,848         5,922,435
                                                              -----------       -----------
         Total increase in net assets ..................        5,362,372         6,867,294

NET ASSETS
         Beginning of period ...........................                0                 0
                                                              -----------       -----------
         End of period .................................      $ 5,362,372       $ 6,867,294
                                                              ===========       ===========

Undistributed net investment
                  income, end of period ................      $   107,216       $     7,991
                                                              -----------       -----------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription ............................          529,723           560,977
Issued for distributions reinvested ....................                0                 0
Shares redeemed ........................................             (246)          (13,206)
                                                              -----------       -----------
Net increase in portfolio shares .......................          529,477           547,771
                                                              ===========       ===========




* For the period May 1, 1997 (inception) through August 31, 1997

----------
See Notes to Schedule of Investments and Financial Statements

                      Notes To Financial Statements  August 31, 1997 (unaudited)
--------------------------------------------------------------------------------

1.       Organization of the Funds

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company is comprised of eight investment funds (the "Funds"), which are currently being offered through the separate accounts of The Life Insurance Company of Virginia ("Life of Virginia") and other life insurance companies. The separate accounts fund certain benefits for flexible and single premium variable life insurance and annuity policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of General Electric Capital Corporation. As of August 31, 1997, Life of Virginia controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

The Global Income Fund and Value Equity Fund commenced operations on May 1,
1997.

2.       Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Company:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. Any net capital and currency losses incurred after October 31, with-in the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

Expenses

Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, Investment Adviser to the Funds, and reimbursed by the Funds.

Distributions to Shareholders

The Funds declare and pay dividends of net investment income annually. The Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


Futures and Options

The Funds may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees

Compensation of GEIM, the Funds' Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The administrative and advisory fees payable to GEIM for each Fund are at the following annual rates, based on average daily net assets:

Global Income Fund:           .60%

Value Equity Fund:            .65%

Directors' Fees

The Funds pay no
compensation to their Directors who are employees of Life of Virginia or GEIM. Directors who are not employees of Life of Virginia or GEIM receive an annual fee of $6,000 plus $500 per Directors' board meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended.

4. Sub-advisory Fees

Effective May 1, 1997, GE Investments (US) Limited ("GEIUS") is the investment sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the investment sub-adviser to the Value Equity Fund.

For their services GEIM pays GEIUS and NWQ monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages at the following annual rates:

Global Income Fund: .05%

Value Equity Fund: .4875% of the first $50,000,000; .325% of amounts in excess of $50,000,000


5. Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at August 31, 1997, were as follows:

                                                               Net
                              Gross           Gross         Unrealized
                            Unrealized      Unrealized     Appreciation/
                           Appreciation    Depreciation   (Depreciation)
--------------------------------------------------------------------------------
Global Income Fund            $ 6,405        $ 107,856      $(101,451)

Value Equity Fund             874,186            6,394        867,792

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at August 31, 1997.

6. Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended August 31, 1997, were:

                               Purchases             Sales
                               ---------             -----

Global Income Fund            $ 10,163,281        $ 5,620,861

Value Equity Fund                5,907,172            424,463

APPENDIX A

Description of Money Market Securities

The following information includes a description of certain money market instruments in which a Fund may invest to the extent consistent with its investment objective.

Bank Money Instruments. These include instruments, such as certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

A Fund may not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation, in the case of banks, or the Federal Savings and Loan Insurance Corporation, in the case of savings and loan associations, provided that this limitation shall not prohibit investments in foreign branches of banks which meet the foregoing requirements.

Government Agency Securities. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve government sponsorship or guarantees. Thus the Company may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

United States Government Securities. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Company values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note. (See Determination of Net Asset Value, on page 29.)

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with less than one year remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues. Commercial paper investments at the time of purchase will be rated at least "A" by Standard and Poor's or "Prime" by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard and Poor's or by Moody's. (See Corporate Bond Ratings, Appendix B.)

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Company will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Company may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest. A repurchase agreement maturing in more than seven days is deemed an illiquid investment.

APPENDIX B

Description of Corporate Bond Ratings

Moody's Investors Services, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.

Description of Commercial Paper Ratings

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                           GE INVESTMENTS FUNDS, INC.

PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)    Financial Statements

       The financial statements of GE Investments Funds, Inc. are included in Part B to this Registration Statement.

(b)    Exhibits


1 Amended and restated Articles of Incorporation of GE Investments Funds, Inc. dated April 17, 1997 incorporated herein by reference to post-effective amendment # 19 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on July 11, 1997.


2 Amended and restated By-laws of Life of Virginia Series Fund, Inc. dated January 25, 1995 incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

3      Not Applicable

4      Not Applicable

5(a) Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc., dated May 1, 1993 incorporated herein by reference to post-effective amendment #13 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on April 29, 1994.

5(b) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the International Equity Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(c) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the Real Estate Securities Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(d) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Perpetual Portfolio Management, Limited incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(e) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Genesis Realty Capital Management, L.P. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(f) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and GMG/Seneca Capital Management, LLC incorporated herein by reference to exhibit 17 to post-effective amendment # 16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.

5(g) Investment Advisory and Administration Agreement dated May 1, 1997, between GE Investments Funds, Inc. and GE Investment Management Incorporated incorporated herein by reference to post-effective amendment #18 to this registration statement (File No. 2-91369), filed on April 30, 1997.

5(h) Sub-Advisory Agreement dated May 1, 1997, between GE Investment Management Incorporated and GMG/Seneca Capital Management, LLC incorporated herein by reference to post-effective amendment #18 to this registration statement (File No. 2-91369), filed on April 30, 1997.


6(a) Underwriting Agreement between Life of Virginia Series Fund, Inc. and Forth Financial Securities Corporation, dated April 2, 1996 incorporated herein by reference to post-effective amendment #16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.

6(b) Distribution Agreement between GE Investments Funds, Inc. and GE Investment Services Inc. dated October 24, 1997.


7      Not Applicable

8(a) Custody Agreement between Life of Virginia Series Fund, Inc. and Crestar incorporated herein by reference to post-effective amendment #4 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/10/87.

8(b) Form of Custody Agreement between Life of Virginia Series Fund, Inc. and Firstar Trust Company incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

8(c) Form of Sub-Custody Agreement between Firstar Trust Company and Chase Manhattan Bank, N.A. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

8(d) Custody Agreement dated May 1, 1997, between GE Investments Funds, Inc. and State Street Bank and Trust Company.


9 Transfer Agency Agreement between GE Investments Funds, Inc. and State Street Bank and Trust Company dated October 24,1997.


10 Opinion and consent of William E. Daner, Jr., Esq. incorporated herein by reference to pre-effective amendment #1 to this Forn N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 12/21/84.


11(a)  Consent of Sutherland, Asbill & Brennan LLP.


11(b)  Consent of Ernst & Young, LLP.


11(c)  Consent of KPMG Peat Marwick LLP.


12     Not Applicable.

13(a) Letter regarding initial capital incorporated herein by reference to post-effective amendment #1 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 6/28/85.

13(b) Stock Sale Agreement incorporated herein by reference to pre-effective amendment #1 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 12/21/84.

13(c) Stock Sale Agreements for Separate Accounts III and 4; Amendments to Stock Sale Agreements for Separate Accounts I and II incorporated herein by reference to post-effective amendment #7 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/19/89.


14     Not Applicable.


15     Not Applicable.

16     Not Applicable.

17. Financial Data Schedules incorporated herein by reference to post-effective amendment #18 to this registration statement (File No. 2-91369), filed on April 30, 1997.

18.    Not applicable.

19     Not Applicable


Item 25. Persons Controlled by or Under Common Control with Registrant.


GE Investments Funds, Inc. is a Virginia corporation organized on May 14, 1984. The Life Insurance Company of Virginia, a corporation chartered under the Laws of the Commonwealth of Virginia, has provided the initial investment in the Registrant. The Life Insurance Company of Virginia and Great Northern Insured Annuity Corporation each own a significant amount of the shares of one or more classes of the Registrant's stock through the Separate Accounts to support the variable life insurance and/or variable annuity contracts which they offer. Additional information about persons controlled by or under common control with the Registrant is incorporated herein by reference to pages 10-12 and to exhibit 21 of GE's Form 10-K (File No. 1-35) filed with the commission on December 31, 1996.

The Life Insurance Company of Virginia and Great Northern Insured Annuity Corporation each are an indirect, wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company.

Item 26. Number of Holders of Securities

                                                  Number of Record Holders
Title of Class                                    as of September 30, 1997
--------------                                    ------------------------


Capital Stock, Class A                                        5

Capital Stock, Class B                                        4

Capital Stock, Class C                                        5

Capital Stock, Class D                                        4

Capital Stock, Class E                                        4

Capital Stock, Class F                                        4

Capital Stock, Class G                                        4

Capital Stock, Class H                                        4

Item 27. Indemnification


     Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former director, officer, employee or agent ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if:
(i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 13.1-3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the registrant.

     The Articles of Incorporation of the Fund (Exhibit 1.(c) to this Registration Statement) provide that the Fund may indemnify it corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

Reference is made to "Management of the Company" in the Prospectus forming Part A, and "The Management of the Company" in the Statement of Additional Information forming Part B, of this Registration Statement.

The list required by this Item 28 of officers and directors of GEIM, the Funds' investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Forms ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

Item 29.  Principal Underwriters

     (a) GE Investment Services Inc. ("GEIS") also serves as distributor for the investment portfolios of GE Funds, GE Institutional Funds and for Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

     (b) The information required by this Item 29 with respect to each director and Officer of GEIS is incorporated by reference to Schedule A of Form BD filed by GEIS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

     (c) Inapplicable.

Item 30.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, are maintained at the offices of:
Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., an indirect subsidiary of State Street, located at P.O. Box 419631, Kansas, MO 64141-6631.


Item 31.  Management Services


None.


Item 32.  Undertakings


(a)    Not applicable.


(b) The Registrant undertakes to file a post-effective amendment, containing reasonably current financial statements for Income Fund, U.S. Equity Fund and Premier Growth Equity Fund (that need not be certified) within four to six months from the effective date of this post-effective amendment number 21.


(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(d) The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GE Investments Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 23th day of October, 1997.




                         GE Investments Funds, Inc.





                                     /s/  Paul E. Rutledge
                         By:_____________________________________
                                      Paul E. Rutledge, President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                               Title                                        Date
---------                               -----                                        ----


 /s/ Paul E. Rutledge
__________________________________      President (Principal Executive Officer)      10/23/97
Paul E. Rutledge                        and Director


/s/ Jeffrey A. Groh
__________________________________      Treasurer (Principal Financial               10/23/97
Jeffrey A. Groh                         and Accounting Officer)


/s/ Michael J. Cosgrove
__________________________________      Director                                     10/23/97
Michael J. Cosgrove


/s/ John R. Costantino
__________________________________      Director                                     10/23/97
John R. Costantino


/s/ William J. Lucas
__________________________________      Director                                     10/23/97
William J. Lucas


__________________________________      Director
Robert P. Martin, Jr.


__________________________________      Director
J. Clifford Miller, III


__________________________________      Director
J. Garnett Nelson


__________________________________      Director
Lee A. Putney

/s/ Robert P. Quinn
__________________________________      Director                                     10/23/97
Robert P. Quinn





                                 Exhibit Index

6(b)    Distribution Agreement between GE Investments Funds, Inc. and GE
        Investment Services Inc. dated October 24, 1997.

8(d)    Custody Agreement dated May 1, 1997, between GE Investments Funds, Inc.
        and State Street Bank and Trust Company.

9       Transfer Agency Agreement between GE Investments Funds, Inc. and State
        Street Bank and Trust Company dated October 24, 1997.

11(a)   Consent of Sutherland, Asbill & Brennan LLP.

11(b)   Consent of Ernst & Young, LLP.

11(c)   Consent of KPMG Peat Marwick LLP.


